                                                                          EXECUTION COPY

                                     RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                    Depositor,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION

                                                      Trustee

                                          POOLING AND SERVICING AGREEMENT

                                           Dated as of October 27, 2006

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-KS9

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................73

         Section 2.04.         Representations and Warranties of Sellers........................................75

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................82

         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................82

         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................82

         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................85

         Section 3.09.         Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting...................................................................106

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;

Exhibit F-1       Group I Loan Schedule.......................................................................F-1-1

Exhibit F-2       Group II Loan Schedule......................................................................F-2-1

Exhibit G         Form of Request for Release...................................................................G-1

Exhibit H-1       Form of Transfer Affidavit and Agreement....................................................H-1-1

Exhibit H-2       Form of Transferor Certificate..............................................................H-2-1

Exhibit I         Form of Investor Representation Letter........................................................I-1

Exhibit J         Form of Transferor Representation Letter......................................................J-1

Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for

Exhibit T-1       Form of 10-K Certification..................................................................T-1-1

Exhibit T-2       Form of Back-Up Certification...............................................................T-2-1

Exhibit U         Information to be Provided by the Master Servicer to the Rating Agencies Relating to

OHS East:160109931.6                                     151
         This  Pooling  and  Servicing  Agreement,  effective  as of October  27,  2006,  among  RESIDENTIAL  ASSET
SECURITIES  CORPORATION,  as the depositor (together with its permitted  successors and assigns,  the "Depositor"),
RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer  (together with its permitted  successors and assigns,  the
"Master  Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,  a banking  association  organized under the laws of the
United  States,  as trustee and  supplemental  interest trust trustee  (together with its permitted  successors and assigns, the "Trustee" and the "Supplemental Interest Trust Trustee", respectively).

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder  in sixteen  Classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Supplemental  Interest Trust
Account  and the Swap  Agreement)  subject  to this  Agreement  as a real  estate  mortgage  investment  conduit (a
"REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets will be  designated as "REMIC I."
Component I of the Class R  Certificates  will  represent  the sole Class of  "residual  interests"  in REMIC I for purposes  of the  REMIC  Provisions  (as  defined  herein)  under  federal  income  tax law.  The  following  table irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC I  Pass-Through  Rate") and
initial  Uncertificated  Principal  Balance for each of the "regular  interests" in REMIC I (the  "REMIC I  Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity  Date.  None of the REMIC I Regular Interests will be certificated.

                        Uncertificated REMIC I            Initial Uncertificated
    Designation            Pass-Through Rate                Principal Balance
        I-1-A                Variable(1)                     $3,508,242.225
        I-2-A                Variable(1)                     $5,142,221.255
        I-3-A                Variable(1)                     $6,790,264.820
        I-4-A                Variable(1)                     $8,440,239.210
        I-5-A                Variable(1)                     $10,079,353.190
        I-6-A                Variable(1)                     $11,694,272.815
        I-7-A                Variable(1)                     $13,271,253.435
        I-8-A                Variable(1)                     $14,795,460.570
        I-9-A                Variable(1)                     $16,203,148.840
       I-10-A                Variable(1)                     $17,139,392.770
       I-11-A                Variable(1)                     $17,657,903.735
       I-12-A                Variable(1)                     $17,012,885.250
       I-13-A                Variable(1)                     $16,391,072.010
       I-14-A                Variable(1)                     $15,792,247.075
       I-15-A                Variable(1)                     $15,215,552.550
       I-16-A                Variable(1)                     $14,660,162.795
       I-17-A                Variable(1)                     $14,125,283.205
       I-18-A                Variable(1)                     $13,610,149.040
       I-19-A                Variable(1)                     $13,123,521.755
       I-20-A                Variable(1)                     $12,682,750.125
       I-21-A                Variable(1)                     $14,469,173.560
       I-22-A                Variable(1)                     $20,922,912.195
       I-23-A                Variable(1)                     $19,409,039.605
       I-24-A                Variable(1)                     $17,980,837.165
       I-25-A                Variable(1)                     $16,671,626.535
       I-26-A                Variable(1)                     $14,301,213.280
       I-27-A                Variable(1)                     $9,593,930.600
       I-28-A                Variable(1)                     $9,183,143.625
       I-29-A                Variable(1)                     $8,792,703.190
       I-30-A                Variable(1)                     $8,418,955.455
       I-31-A                Variable(1)                     $8,062,188.765
       I-32-A                Variable(1)                     $7,721,069.690
       I-33-A                Variable(1)                     $7,394,893.840
       I-34-A                Variable(1)                     $7,082,959.720
       I-35-A                Variable(1)                     $6,783,285.065
       I-36-A                Variable(1)                     $6,494,508.680
       I-37-A                Variable(1)                     $6,222,148.245
       I-38-A                Variable(1)                     $5,961,639.485
       I-39-A                Variable(1)                     $5,712,452.800
       I-40-A                Variable(1)                     $5,474,081.570
       I-41-A                Variable(1)                     $5,245,943.850
       I-42-A                Variable(1)                     $5,027,555.430
       I-43-A                Variable(1)                     $4,818,855.600
       I-44-A                Variable(1)                     $4,619,167.880
       I-45-A                Variable(1)                     $4,428,091.705
       I-46-A                Variable(1)                     $4,245,240.560
       I-47-A                Variable(1)                     $4,070,184.605
       I-48-A                Variable(1)                     $3,902,673.115
       I-49-A                Variable(1)                     $3,742,398.890
       I-50-A                Variable(1)                     $3,588,988.925
       I-51-A                Variable(1)                     $3,442,139.855
       I-52-A                Variable(1)                     $3,301,561.655
       I-53-A                Variable(1)                     $3,166,978.580
       I-54-A                Variable(1)                     $3,038,126.100
       I-55-A                Variable(1)                     $2,914,752.000
       I-56-A                Variable(1)                     $2,796,615.470
       I-57-A                Variable(1)                     $2,683,485.370
       I-58-A                Variable(1)                     $2,575,143.910
       I-59-A                Variable(1)                     $2,472,802.365
       I-60-A                Variable(1)                     $62,331,230.720
        I-1-B                Variable(1)                     $3,508,242.225
        I-2-B                Variable(1)                     $5,142,221.255
        I-3-B                Variable(1)                     $6,790,264.820
        I-4-B                Variable(1)                     $8,440,239.210
        I-5-B                Variable(1)                     $10,079,353.190
        I-6-B                Variable(1)                     $11,694,272.815
        I-7-B                Variable(1)                     $13,271,253.435
        I-8-B                Variable(1)                     $14,795,460.570
        I-9-B                Variable(1)                     $16,203,148.840
       I-10-B                Variable(1)                     $17,139,392.770
       I-11-B                Variable(1)                     $17,657,903.735
       I-12-B                Variable(1)                     $17,012,885.250
       I-13-B                Variable(1)                     $16,391,072.010
       I-14-B                Variable(1)                     $15,792,247.075
       I-15-B                Variable(1)                     $15,215,552.550
       I-16-B                Variable(1)                     $14,660,162.795
       I-17-B                Variable(1)                     $14,125,283.205
       I-18-B                Variable(1)                     $13,610,149.040
       I-19-B                Variable(1)                     $13,123,521.755
       I-20-B                Variable(1)                     $12,682,750.125
       I-21-B                Variable(1)                     $14,469,173.560
       I-22-B                Variable(1)                     $20,922,912.195
       I-23-B                Variable(1)                     $19,409,039.605
       I-24-B                Variable(1)                     $17,980,837.165
       I-25-B                Variable(1)                     $16,671,626.535
       I-26-B                Variable(1)                     $14,301,213.280
       I-27-B                Variable(1)                     $9,593,930.600
       I-28-B                Variable(1)                     $9,183,143.625
       I-29-B                Variable(1)                     $8,792,703.190
       I-30-B                Variable(1)                     $8,418,955.455
       I-31-B                Variable(1)                     $8,062,188.765
       I-32-B                Variable(1)                     $7,721,069.690
       I-33-B                Variable(1)                     $7,394,893.840
       I-34-B                Variable(1)                     $7,082,959.720
       I-35-B                Variable(1)                     $6,783,285.065
       I-36-B                Variable(1)                     $6,494,508.680
       I-37-B                Variable(1)                     $6,222,148.245
       I-38-B                Variable(1)                     $5,961,639.485
       I-39-B                Variable(1)                     $5,712,452.800
       I-40-B                Variable(1)                     $5,474,081.570
       I-41-B                Variable(1)                     $5,245,943.850
       I-42-B                Variable(1)                     $5,027,555.430
       I-43-B                Variable(1)                     $4,818,855.600
       I-44-B                Variable(1)                     $4,619,167.880
       I-45-B                Variable(1)                     $4,428,091.705
       I-46-B                Variable(1)                     $4,245,240.560
       I-47-B                Variable(1)                     $4,070,184.605
       I-48-B                Variable(1)                     $3,902,673.115
       I-49-B                Variable(1)                     $3,742,398.890
       I-50-B                Variable(1)                     $3,588,988.925
       I-51-B                Variable(1)                     $3,442,139.855
       I-52-B                Variable(1)                     $3,301,561.655
       I-53-B                Variable(1)                     $3,166,978.580
       I-54-B                Variable(1)                     $3,038,126.100
       I-55-B                Variable(1)                     $2,914,752.000
       I-56-B                Variable(1)                     $2,796,615.470
       I-57-B                Variable(1)                     $2,683,485.370
       I-58-B                Variable(1)                     $2,575,143.910
       I-59-B                Variable(1)                     $2,472,802.365
       I-60-B                Variable(1)                     $62,331,230.720
          I                  Variable(1)                      $103,871.853
         II                  Variable(1)                       $19,542.545
         A-I                 Variable(1)                     $41,220,408.792
_______________
-------------------------------------------------------------------------------------------------------------------
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as "REMIC II."  Component II of the Class R  Certificates  will  represent  the sole
Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined  herein) under federal income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated
REMIC II Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC II (the "REMIC II Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G  1(a)(4)(iii))  for each REMIC II Regular Interest shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                          Uncertificated REMIC II      Initial Uncertificated Principal
    Designation              Pass-Through Rate                      Balance
         Y-1                    Variable(1)                              $519,355.26
         Y-2                    Variable(1)                               $97,712.72
         Z-1                    Variable(1)                        $1,038,199,171.27
         Z-2                    Variable(1)                          $195,327,736.59
        LT-IO                   Variable(1)                          (2)
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)  REMIC II Regular  Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional  amount  calculated in  accordance  with the  definition  of  "Uncertificated
     Notional Amount" herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated  as "REMIC III."  Component III of the Class R  Certificates  will  represent the sole
Class of  "residual  interests" in REMIC III for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated
REMIC III Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC III (the  "REMIC III  Regular  Interests").  The  "latest  possible  maturity  date"  (determined  solely for purposes of satisfying Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC III Regular Interest shall be the Maturity Date.  None of the REMIC III Regular Interests will be certificated.

                          Uncertificated REMIC III     Initial Uncertificated Principal
    Designation              Pass-Through Rate                      Balance
         LT1                    Variable(1)                        $1,038,027,675.28
         LT2                    Variable(1)                               $36,247.71
         LT3                       0.00%                                  $67,624.14
         LT4                    Variable(1)                               $67,624.14
         LT5                    Variable(1)                          $195,295,260.45
         LT6                    Variable(1)                                $6,608.96
         LT7                       0.00%                                  $12,933.59
         LT8                    Variable(1)                               $12,933.59
        LT-Y1                   Variable(1)                              $519,355.26
        LT-Y2                   Variable(1)                               $97,712.72
        LT-IO                   Variable(1)                          (2)
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC III Pass-Through Rate.
(2)  REMIC III Regular Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional  amount  calculated in  accordance  with the  definition  of  "Uncertificated
     Notional Amount" herein.

                                                     REMIC IV

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be  designated  as REMIC IV.  Component  IV of the  Class R  Certificates  will  represent  the sole  Class of
"residual  interests" in REMIC IV for purposes of the REMIC  Provisions under federal income tax law. The following table irrevocably sets forth the designation,  Pass-Through Rate, aggregate Initial Certificate  Principal Balance, certain features,  month of Final Scheduled  Distribution  Date and initial ratings for each Class of  Certificates comprising  the  interests  representing  "regular  interests"  in REMIC IV. The "latest  possible  maturity  date"
(determined solely for purposes of satisfying  Treasury  Regulation Section 1.860G-1(a)(4)(iii))  for each of REMIC
IV Regular Interest shall be the Maturity Date.

                                                                                          Month of
                                                                                            Final
                                            Aggregate Initial                             Scheduled
                             Pass-Through      Certificate                              Distribution
 Designation       Type          Rate       Principal Balance         Features              Date
                                                                                                         S&P    Moody's   Fitch
 Class A-I-1    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable      April 2030      AAA      Aaa      AAA
                                             $ 376,471,000.00           Rate
 Class A-I-2    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     January 2034     AAA      Aaa      AAA
                                             $ 164,849,000.00           Rate
 Class A-I-3    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable    September 2036    AAA      Aaa      AAA
                                             $ 153,889,000.00           Rate
 Class A-I-4    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     November 2036    AAA      Aaa      AAA
                                             $ 119,666,000.00           Rate
  Class A-II    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     November 2036    AAA      Aaa      AAA
                                             $ 153,311,000.00           Rate
  Class M-1S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    AA+      Aa1      AA+
                                             $ 47,515,000.00            Rate
  Class M-2S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     AA      Aa2       AA
                                             $ 41,960,000.00            Rate
  Class M-3S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     AA      Aa3      AA-
                                             $ 25,300,000.00            Rate
  Class M-4     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    AA-       A1       A+
                                             $ 22,832,000.00            Rate
  Class M-5     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     A+       A2       A
                                             $ 22,215,000.00            Rate
  Class M-6     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     A        A3       A-
                                             $ 20,363,000.00            Rate
  Class M-7     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB+     Baa1     BBB+
                                             $ 20,363,000.00            Rate
  Class M-8     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB      Baa2     BBB
                                             $ 14,810,000.00            Rate
  Class M-9     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB-     Baa3     BBB-
                                             $ 13,575,000.00            Rate
   Class SB     Regular          (4)                                 Subordinate             N/A         N/R      N/R
                   (4)                       $ 37,024,975.84
      IO        Regular          (6)               (7)              Interest Only                        N/R      N/R
                   (5)
___________________
(1)  This Class of  Certificates  represents  ownership of a REMIC IV Regular  Interest  together  with (i) certain rights to payments to be made from amounts  received  under the Swap  Agreement  which will be deemed made for federal  income tax purposes  outside of REMIC IV by the holder of the Class SB  Certificates  as the owner of the Swap Agreement and (ii) the obligation to pay the Class IO  Distribution  Amount.  Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess of the amount  distributable on the related
     REMIC IV Regular  Interest  on such  Distribution  Date shall be treated for  federal  income tax  purposes as having been paid from the  Supplemental  Interest Trust Account and any amount  distributable on such REMIC IV
     Regular  Interest  on such  Distribution  Date  in  excess  of the  amount  distributable  on  such  Class  of
     Certificates  on such  Distribution  Date shall be treated as having  been paid to the  Supplemental  Interest
     Trust Account, all pursuant to and as further provided in Section 4.10 hereof.
(2)  The REMIC IV Regular Interests  ownership of which is represented by the Class A  Certificates and the Class M
     Certificates,  will  accrue  interest  at a per annum  rate equal to LIBOR plus the  applicable  Margin,  each subject to a payment cap as described in the  definition of  "Pass-Through  Rate" and the  provisions  for the payment of Basis Risk  Shortfalls  herein,  which payments will not be part of the entitlement of the REMIC IV
     Regular Interests related to such Certificates.
(3)  The Class A  Certificates  and Class M  Certificates  will also entitle their holders to certain payments from the Holder of the  Class SB  Certificates  from  amounts to which the  related  REMIC IV Regular  Interest  is entitled and from amounts  received under the Swap  Agreement,  which will not be a part of their ownership of the REMIC IV Regular Interests.
(4)  The  Class SB  Certificates  will accrue  interest  as  described  in the  definition  of Accrued  Certificate
     Interest.  The Class SB  Certificates will not accrue interest on their  Certificate  Principal  Balance.  The
     Class SB  Certificates will be comprised of two REMIC IV Regular Interests,  a principal only Regular Interest designated  SB-PO  and an  interest  only  Regular  Interest  designated  SB-IO,  which  will be  entitled  to distributions  as set forth  herein.  The rights of the Holder of the Class SB  Certificates  to payments from the Swap Agreement  shall be outside and apart from its rights under the REMIC IV Regular  Interests SB-IO and
     SB-PO.
(5)  REMIC IV Regular Interest IO will be held as an asset of the Supplemental  Interest Trust Account  established by the  Trustee and will be treated  for  federal  income tax  purposes as owned by the holder of the Class SB
     Certificates.
(6)  For federal income tax purposes,  REMIC IV Regular Interest IO will not have a Pass-Through  Rate, but will be entitled to 100% of the amounts distributed on REMIC III Regular Interest LT-IO.
(7)  For  federal  income tax  purposes,  REMIC IV Regular  Interest IO will not have an  Uncertificated  Principal
     Balance,  but will have a notional  amount equal to the  Uncertificated  Notional  Amount of REMIC III Regular
     Interest LT-IO.

         In consideration of the mutual  agreements herein  contained,  the Depositor,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01......Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates  and Class M  Certificates,  an amount  equal to the  interest  accrued  during the  related  Interest
Accrual Period on the Certificate  Principal  Balance thereof  immediately  prior to such  Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to Section 3.16, and by Relief Act Shortfalls on the related  Mortgage
Loans during the related Due Period.  The portion of any  Prepayment  Interest  Shortfalls or Relief Act Shortfalls
allocated to the Class A  Certificates  will be based upon the related  Senior  Percentage  of all such  reductions with  respect  to the  related  Mortgage  Loans,  such  reductions  will be  allocated  among the  related  Class A
Certificates,  pro rata, on the basis of Accrued  Certificate  Interest  payable on such  Distribution  Date absent such  reductions,  with the  remainder  of such  reductions  allocated  among the Holders of all Classes of Class M
Certificates,  pro rata, on the basis of Accrued  Certificate  Interest  payable on such  Distribution  Date absent such reductions.

         Accrued  Certificate  Interest for any Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall accrue on the basis of a 360-day year and the actual number  of days in the related Interest Accrual Period.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the preceding  Interest  Accrual  Period at the related  Pass-Through  Rate on the  Uncertificated  Notional  Amount as
specified in the definition of Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any interest  shortfalls with respect to the Mortgage Loans,  including  Prepayment  Interest  Shortfalls to the extent
not  covered  by   Compensating   Interest   pursuant  to   Section 3.16   or  by  Excess  Cash  Flow  pursuant  to
Section 4.02(c)(v)  and (vi). Accrued Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted  Available   Distribution   Amount:   With  respect  to  any  Distribution  Date,  the  Available
Distribution  Amount increased by the excess,  if any, of the Net Swap Payment owed to the Swap  Counterparty  over the amount distributable on such Distribution Date in respect of REMIC IV Regular Interest IO.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Adjusted  Strip Rate:  With respect to any  Distribution  Date,  a per annum rate equal to the excess,  if any, of the  Uncertificated  REMIC I Pass-Through  Rate for REMIC I Regular  Interest A-I over the weighted average of (v) with respect to REMIC I  Regular  Interests  ending with the  designation  "B," the weighted  average of the
Uncertificated  REMIC I  Pass-Through  Rates  for such  REMIC I  Regular  Interests,  weighted  on the basis of the
Uncertificated  Principal  Balance of such REMIC I  Regular  Interests for each such  Distribution  Date,  (w) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  (x) with respect to REMIC I Regular Interest I, the  Uncertificated  REMIC I  Pass-Through Rate for such
REMIC I  Regular  Interest,   (y)  with  respect  to  REMIC I  Regular  Interest  II,  the  Uncertificated  REMIC I
Pass-Through Rate for such REMIC I Regular Interest,  and (z) with respect to REMIC I Regular Interests ending with the designation  "A," for each  Distribution  Date listed below, the weighted average of the rates listed below for each such REMIC I Regular Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

Distribution Date     REMIC I Regular Interest                                   Rate
        1          I-1-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-2-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        3          I-3-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        4          I-4-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        5          I-5-A through I-44-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        6          I-6-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        7          I-7-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        8          I-8-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
        9          I-9-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       10          I-10-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       11          I-11-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       12          I-12-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       13          I-13-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       14          I-14-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       15          I-15-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       16          I-16-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       17          I-17-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       18          I-18-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       19          I-19-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       20          I-20-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       21          I-21-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       22          I-22-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       23          I-23-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       24          I-24-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       25          I-25-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       26          I-26-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       27          I-27-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       28          I-28-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       29          I-29-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       30          I-30-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       31          I-31-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       32          I-32-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       33          I-33-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       34          I-34-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       35          I-35-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       36          I-36-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       37          I-37-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       38          I-38-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       39          I-39-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       40          I-40-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       41          I-41-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       42          I-42-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       43          I-43-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       44          I-44-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       45          I-45-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       46          I-46-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       47          I-47-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       48          I-48-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       49          I-49-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       50          I-50-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       51          I-51-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       52          I-52-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       53          I-53-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       54          I-54-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       55          I-55-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
       56          I-56-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate
       57          I-57-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate
       58          I-58-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate
       59          I-59-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate
       60          I-60-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-60-A             Uncertificated REMIC I Pass-Through Rate

-------------------------------------------------------------------------------------------------------------------

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the Master  Servicer,  pursuant  to
Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds, Principal Prepayments,  Mortgage
Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to
Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than  such  Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been  received in the  preceding  month in accordance  with  Section 3.07(b))  and (ii)
payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such
Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and
(ii) the sales  price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged
Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal made at the time of  origination of the loan which was refinanced or modified or the appraised  value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential  Funding and the  Depositor  relating to the transfer and  assignment of the Mortgage  Loans,  attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit Date pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the
Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or 9.01 in respect of the  Mortgage  Loans,  reduced by (b) the sum as of the close of business on the  immediately  preceding
Determination  Date of (x) the Amount Held for Future  Distribution with respect to the Mortgage Loans, (y) amounts permitted  to be withdrawn  by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans pursuant to clauses (ii)-(x),  inclusive,  of Section 3.10(a)  and (z) any Net Swap Payments required to be made to the Swap  Counterparty  and  Swap  Termination  Payments  not due to a Swap  Counterparty  Trigger  Event  for such
Distribution Date.

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk  Shortfalls:  The Group I Basis Risk  Shortfalls,  Group II Basis Risk  Shortfalls  and Class M
Basis Risk Shortfalls, as applicable.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of  California,  the  State of  Minnesota,  the State of Texas,  the State of New York or the State of
Illinois  (and such other  state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30, July 1 through  September  30, and October 1 through
December 31.

         Capitalization  Reimbursement  Amount:  With respect to any  Distribution  Date, the amount of Advances or
Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the  Mortgage  Loans  during the prior calendar  month and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO  Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to  Section 4.01,  which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential
Asset Securities Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9" and
which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization  nor a Non-United  States Person shall be a holder of a
Class R  Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R  Certificate,  registered in the name of the Depositor, the Master  Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has
been  obtained.  All  references  herein  to  "Holders"  or  "Certificateholders"   shall  reflect  the  rights  of
Certificate  Owners as they may indirectly  exercise such rights through the Depository and  participating  members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate
Register.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M  Certificate,  on any
date of  determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof,  minus (ii) the sum of (x) the aggregate of all amounts previously  distributed with respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
Balance  thereof  pursuant to Section  4.02(c) and (y) the  aggregate of all  reductions in  Certificate  Principal
Balance  deemed to have  occurred in  connection  with  Realized  Losses  which were  previously  allocated to such
Certificate  (or any  predecessor  Certificate)  pursuant  to  Section  4.05;  provided,  that with  respect to any
Distribution  Date,  the  Certificate  Principal  Balances  of (i) the  Class A-I or Class M  Certificates  will be increased,  in each case to the extent of Realized Losses previously allocated thereto and remaining  unreimbursed, by the Subsequent  Recovery  Allocation  Amount for Loan Group I in the following  order of priority:  first to the
Class A-I  Certificates,  pro rata, and then to the Class M-1S, Class M-2S, Class M-3S, Class M-4, Class M-5, Class
M-6,  Class  M-7,  Class  M-8 and  Class  M-9  Certificates,  in that  order  and  (ii) the  Class  A-II or Class M
Certificates  will be increased,  in each case to the extent of Realized Losses  previously  allocated  thereto and remaining  unreimbursed,  by the Subsequent  Recovery Allocation Amount for Loan Group II in the following order of priority:  to the Class A-II,  Class M-1S,  Class M-2S,  Class M-3S,  Class M-4,  Class M-5,  Class M-6, Class M-7,
Class M-8 and Class M-9  Certificates,  in that order.  With  respect to any Class SB  Certificate,  on any date of determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate  multiplied by an amount equal to (i) the excess,  if any, of (A) the then  aggregate  Stated  Principal  Balance of the Mortgage Loans over
(B) the then aggregate  Certificate  Principal  Balance of the Class A Certificates  and Class M Certificates  then outstanding,  which represents the sum of (i) the Initial  Principal Balance of REMIC IV Regular Interest SB-PO, as
reduced by  Realized  Losses  allocated  thereto and  payments  deemed made  thereon,  and (ii)  accrued and unpaid interest  on REMIC IV Regular  Interest  SB-IO,  as reduced  by  Realized  Losses  allocated  thereto.  The Class R
Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A-I-1  Margin:  0.070% per annum, and on any Distribution  Date on or after the second  Distribution
Date after the first possible Optional Termination Date, 0.140% per annum.

         Class A-I-2   Certificate:   Any  one  of  the  Class A-I-2  Certificates  executed  by  the  Trustee  and authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the
Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of Realized  Losses in respect of Group I Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-2  Margin:  Initially,  0.120% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.240% per annum.

         Class A-I-3   Certificate:   Any  one  of  the  Class A-I-3  Certificates  executed  by  the  Trustee  and authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the
Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of Realized  Losses in respect of Group I Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount..

         Class A-I-3  Margin:  Initially,  0.160% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.320% per annum.

         Class A-I-4   Certificate:   Any  one  of  the  Class A-I-4  Certificates  executed  by  the  Trustee  and authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the
Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of Realized  Losses in respect of Group I Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-I-4  Margin:  Initially,  0.250% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.500% per annum.

         Class A-I   Certificates:   Collectively,   the  Class A-I-1   Certificates,   Class A-I-2   Certificates,
Class A-I-3 Certificates and Class A-I-4 Certificates.

         Class A-I  Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion  of the
Available  Distribution  Amount for that  Distribution  Date  attributable  to interest  received or advanced  with respect  to the Group I Loans,  as  adjusted  to reflect  the pro rata  portion  of any net swap  payments  or Swap
Termination Payments not due to a Swap Counterparty Trigger Event allocable to Loan Group I.

         Class A-II  Certificate:  Any one of the Class  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in  the  form  annexed  hereto  as  Exhibit  A,  senior  to  the  Class
Certificates,  Class SB Certificates and Class R Certificates  with respect to distributions  and the allocation of
Realized  Losses in respect of Group II Loans as set forth in Section 4.05, and  evidencing an interest  designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

         Class  A-II  Margin:  Initially,  0.140% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.280% per annum.

         Class  A-II  Interest  Remittance  Amount:  With  respect to any  Distribution  Date,  the  portion of the
Available  Distribution  Amount for that  Distribution  Date  attributable  to interest  received or advanced  with respect to the Group II Loans,  as  adjusted  to reflect  the pro rata  portion  of any net swap  payments  or Swap
Termination Payments not due to a Swap Counterparty Trigger Event allocable to Loan Group II.

         Class A Certificates:  Collectively, the Class A-I Certificates and Class A-II Certificates.

         Class A Interest Distribution Priority:  With respect to each Class of Class A Certificates and any
Distribution Date, the amount available for payment of Accrued Certificate Interest thereon for that Distribution
Date plus Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

(i)      first,  concurrently,  to the Class A-I  Certificates,  pro rata, from the Class A-I  Interest  Remittance
                 Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

(ii)     second,  to the Class A-I  Certificates,  pro rata,  from the  remaining  Class A-II  Interest  Remittance
                 Amount,  or to the  Class A-II  Certificates,  from the remaining  Class A-I  Interest  Remittance
                 Amount,  as needed  after  taking  into  account any  distributions  in respect of interest on the
                 Class A Certificates made in first above;

(iii)    third,  concurrently,  to the  Class A-I  Certificates,  pro rata,  from the Principal  Remittance  Amount related  to Loan  Group I,  and to the  Class A-II  Certificates,  from the  Principal  Remittance
                 Amount  related to Loan  Group II,  as needed  after  taking  into  account any  distributions  in respect of interest on the Class A Certificates made in first and second above; and

(iv)     fourth, to the Class A-I  Certificates,  pro rata, from the remaining Principal  Remittance Amount related to Loan  Group II,  or to the Class A-II  Certificates,  from the remaining  Principal  Remittance
                 Amount related to Loan Group I,  as needed after taking into account any  distributions in respect of interest on the Class A Certificates made in first, second and third above.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (a) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution  Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the Principal Distribution Amount for that Distribution Date; and

                  (ii).....the excess,  if any, of (A) the aggregate  Certificate  Principal Balance of the Class A
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution Date, over the Overcollateralization Floor.

         Class A-I-1   Certificate:   Any  one  of  the  Class A-I-1  Certificates  executed  by  the  Trustee  and authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A,  senior to the
Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of Realized  Losses in respect of Group I Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class  M-1S  Certificate:   Any  one  of  the  Class  M-1S  Certificates   executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  senior to the
Class M-2S  Certificates,  Class M-3S  Certificates,  Class M-4  Certificates,  Class M-5  Certificates,  Class M-6
Certificates,  Class M-7 Certificates,  Class M-8 Certificates,  Class M-9 Certificates,  Class SB Certificates and
Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC IV for purposes of the REMIC
Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class
IO Distribution Amount.

         Class  M-1S  Margin:  Initially,  0.250% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.375% per annum.

         Class  M-2S  Certificate:   Any  one  of  the  Class  M-2S  Certificates   executed  by  the  Trustee  and
authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B,  senior to the
Class  M-3S  Certificates,  Class M-4  Certificates,  Class M-5  Certificates,  Class M-6  Certificates,  Class M-7
Certificates,  Class M-8 Certificates,  Class M-9 Certificates, Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i)
an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class  M-2S  Margin:  Initially,  0.320% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

         Class  M-3S  Certificate:   Any  one  of  the  Class  M-3S  Certificates   executed  by  the  Trustee  and
authenticated by the Certificate Registrar  substantially in the form annexed hereto as Exhibit B-1,  senior to the
Class M-4  Certificates,   Class M-5  Certificates,   Class M-6  Certificates,  Class M-7  Certificates,  Class M-8
Certificates,   Class M-9   Certificates,   Class SB   Certificates  and  Class R   Certificates  with  respect  to
distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest designated  as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class  M-3S  Margin:  Initially,  0.350% per annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.525% per annum.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the  Class M-5
Certificates,  Class M-6  Certificates,  Class M-7 Certificates,  Class M-8  Certificates,  Class M-9 Certificates,
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC
IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-4  Margin:  Initially,  0.390%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.585% per annum.

         Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount and Sequential Class M Principal  Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount and Sequential Class M Principal  Distribution  Amount;
and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates,  Class M-1S Certificates,  Class M-2S Certificates and Class M-3S Certificates (after taking into  account the payment of the Class A  Principal  Distribution  Amount and  Sequential  Class M Principal
Distribution  Amount for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance  of the  Class M-4
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the  Class M-6
Certificates,  Class M-7 Certificates,  Class M-8 Certificates,  Class M-9 Certificates,  Class SB Certificates and
Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set forth in
Section 4.05,  and  evidencing (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the
REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the
Class IO Distribution Amount.

         Class M-5  Margin:  Initially,  0.420%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.630% per annum.

         Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution   Amount,  the  Sequential  Class  M  Principal   Distribution  Amount  and  the  Class M-4  Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution  Amount
and the Class M-4 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the  Class A  Certificates,  Class M-1S  Certificates,  Class M-2S  Certificates,  Class M-3S  Certificates  and
Class M-4  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the
Sequential  Class M  Principal  Distribution  Amount  and the  Class M-4  Principal  Distribution  Amount  for that
Distribution  Date) and (2) the Certificate  Principal Balance of the Class M-5  Certificates  immediately prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the  Class M-7
Certificates,  Class M-8 Certificates,  Class M-9 Certificates, Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i)
an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-6  Margin:  Initially,  0.480%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.720% per annum.

         Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution
Amount and the Class M-5  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution Amount,
the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates, Class M-1S Certificates,  Class M-2S Certificates, Class M-3S Certificates,  Class M-4
Certificates  and  Class M-5  Certificates  (after  taking  into  account  the  payment  of the  Class A  Principal
Distribution  Amount, the Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution
Amount  and the  Class M-5  Principal  Distribution  Amount  for that  Distribution  Date) and (2) the  Certificate
Principal  Balance of the Class M-6  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the  Class M-8
Certificates,   Class M-9   Certificates,   Class SB   Certificates  and  Class R   Certificates  with  respect  to
distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest designated  as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-7  Margin:  Initially,  0.900%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.350% per annum.

         Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount and the Class M-6 Principal  Distribution Amount or (b) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution Amount,
the  Class M-4  Principal  Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount and the Class M-6
Principal Distribution Amount; and
                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates, Class M-1S Certificates,  Class M-2S Certificates, Class M-3S Certificates,  Class M-4
Certificates,  Class M-5  Certificates  and  Class M-6  Certificates  (after taking into account the payment of the
Class A  Principal  Distribution  Amount,  the  Sequential  Class M Principal  Distribution  Amount,  the Class M-4
Principal   Distribution  Amount,  the  Class M-5  Principal   Distribution  Amount  and  the  Class M-6  Principal
Distribution  Amount  for that  Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-7
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit B,  senior to the  Class M-9
Certificates,  Class SB  Certificates and Class R  Certificates with respect to distributions and the allocation of
Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest"
in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and
(iii) the obligation to pay the Class IO Distribution Amount.

         Class M-8  Margin:  Initially,  1.450%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.175% per annum.

         Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution
Amount, the Class M-5 Principal  Distribution  Amount,  Class M-6  Principal  Distribution Amount and the Class M-7
Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution Amount,
the Class M-4 Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount,  Class M-6 Principal
Distribution Amount and the Class M-7 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates, Class M-1S Certificates,  Class M-2S Certificates, Class M-3S Certificates,  Class M-4
Certificates,  Class M-5  Certificates,  Class M-6  Certificates  and  Class M-7  Certificates  (after  taking into account the payment of the Class A Principal  Distribution  Amount,  the Sequential Class M Principal  Distribution
Amount,  the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount,  Class M-6
Principal  Distribution Amount and the Class M-7 Principal  Distribution Amount for that Distribution Date) and (2)
the Certificate  Principal Balance of the Class M-8  Certificates  immediately prior to that Distribution Date over
(B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B,  senior to the  Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-9  Margin:  Initially,  2.500%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 3.750% per annum.

         Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution
Amount,  the Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount, the Class M-7
Principal  Distribution  Amount and the  Class M-8  Principal  Distribution  Amount or (b) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution Amount,
the Class M-4 Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount,  Class M-6 Principal
Distribution Amount, Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates, Class M-1S Certificates,  Class M-2S Certificates, Class M-3S Certificates,  Class M-4
Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates and Class M-8 Certificates
(after  taking into  account the payment of the Class A  Principal  Distribution  Amount,  the  Sequential  Class M
Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal  Distribution
Amount,  Class M-6  Principal  Distribution  Amount,  Class M-7  Principal  Distribution  Amount and the  Class M-8
Principal  Distribution  Amount  for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance of the
Class M-9  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1)
the  applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M Basis Risk  Shortfalls:  With respect to each Class of Class M Certificates  and any  Distribution
Date,  the sum of (a)  with  respect  to any  Distribution  Date on which  the  Class M Net WAC Cap Rate is used to determine the Pass-Through  Rate of such Class, an amount equal to the excess of (x) Accrued  Certificate  Interest for such Class  calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date
(which shall not exceed 14.000% per annum), over (y) Accrued  Certificate  Interest for such Class calculated using the Class M Net WAC Cap Rate for such Distribution  Date, (b) any shortfalls for such Class calculated  pursuant to clause (a) above remaining  unpaid from prior  Distribution  Dates,  and (c) one month's  interest on the amount in clause (b)  (based on the number of days in the  preceding  Interest  Accrual  Period) at a per annum rate equal to
LIBOR plus the related Margin for such Distribution Date (which shall not exceed 14.000% per annum).

         Class M Certificates:  Collectively,  the Class M-1S  Certificates,  Class M-2S  Certificates,  Class M-3S
Certificates,  Class M-4  Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates,
Class M-8 Certificates and Class M-9 Certificates.

         Class M Net WAC Cap Rate:  With  respect  to any  Distribution  Date and the Class M  Certificates,  a per
annum rate equal to the weighted average of the Group I Net WAC Cap Rate for such  Distribution  Date and the Group
II Net WAC Cap Rate for such Distribution Date, weighted on the basis of the related Subordinate  Component,  which for tax purposes is equal to the weighted average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC II
Regular Interests Y-1 and Y-2.

         Class R  Certificate:  Any one of the Class R Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit D  and  evidencing  an interest designated as a "residual  interest" in the REMICs for purposes of the REMIC  Provisions.  Component I of the Class
R  Certificates  is  designated  as the sole class of "residual  interest" in REMIC I,  Component II of the Class R
Certificates  is  designated  as the sole class of "residual  interest" in REMIC II,  Component  III of the Class R
Certificates  is designated  as the sole class of "residual  interest" in REMIC III and Component IV of the Class R
Certificates is designated as the sole class of "residual interest" in REMIC IV.

         Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit C,  subordinate  to the Class A
Certificates and the Class M  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  comprised of "regular  interests" in REMIC IV together with certain rights to payments under the Swap Agreements for purposes of the REMIC Provisions.

         Clearance System:  The Euroclear, Clearstream or both, as applicable.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  October 27, 2006.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston Avenue, St.
Paul, Minnesota 55107, Attn: Structured Finance/RASC 2006-KS9.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage  loans  serviced or sold by the Master  Servicer and for the Master  Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the Master  Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the
Trustee or the Custodian  pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells  Fargo  Bank,  N.A.,  or any  successor  custodian  appointed  pursuant  to a  Custodial
Agreement.

         Cut-off Date:  October 1, 2006.

         Cut-off Date Balance:  $1,234,143,975.84.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Defaulting Party: As defined in the Swap Agreement.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid  as of the close of  business  on August 31 would  then be  considered  to be 30 to  59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the  close  of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The  Depository  shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the  Uniform  Commercial  Code of the  State  of New  York  and a  "clearing  agency"  registered  pursuant  to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a
Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5)  of the Code,  including,  if not  otherwise  included,  any of the  following:  (i) the  United
States,  any State or  political  subdivision  thereof,  any  possession  of the  United  States,  or any agency or instrumentality  of any of the  foregoing  (other  than an  instrumentality  which is a  corporation  if all of its activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by  such  governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any  agency  or instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than  certain  farmers'  cooperatives described  in  Section 521  of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone cooperatives described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization also includes any "electing large  partnership," as defined in  Section 775(a)  of the Code and any other Person so designated by the Trustee  based upon an Opinion of Counsel  that the holding of an Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of  Certificates  (other than such  Person) to incur a liability  for any federal tax  imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate to such Person.  The terms "United
States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of any month  beginning  in November  2006 or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated  October 26, 2006,  between the Trustee,  on behalf of the Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Eligible Account:  An account that is any of the following:  (i) maintained with a depository  institution the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account  or  accounts  in a  depository  institution  in which  such  accounts  are  fully  insured  to the  limits established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the
Trustee and each Rating Agency) the registered  Holders of  Certificates  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted
Investments)  securing  such  funds  that is  superior  to claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the Custodial  Account,  a trust account or accounts maintained in the corporate trust department of U.S. Bank National  Association,  or (iv)
in the case of the Certificate  Account, a trust account or accounts  maintained in the corporate trust division of
U.S.  Bank  National  Association,  or (v) an account or accounts of a depository  institution  acceptable  to each
Rating  Agency (as  evidenced  in writing  by each  Rating  Agency  that use of any such  account as the  Custodial
Account or the  Certificate  Account  will not reduce the rating  assigned  to any  Class of  Certificates  by such
Rating Agency below the then-current rating assigned to such Certificates by such Rating Agency).

         Eligible Master Servicing  Compensation:  With respect to any  Distribution  Date and each Loan Group, the lesser of  (a) one-twelfth  of 0.125% of the Stated  Principal  Balance of the related  Mortgage Loans  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the  Custodial  Account and the  Certificate  Account and payable to the  Certificateholders  with  respect to such
Distribution  Date,  in each case with  respect to the  related  Loan  Group;  provided  that for  purposes of this definition  the  amount of the  Servicing  Fee will not be reduced  pursuant  to  Section 7.02(a)  except as may be required pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Euroclear:  Euroclear Bank S.A./N.V.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With  respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution  Amount for that  Distribution  Date and (b) the  lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A  Certificates  and the Class M  Certificates  immediately  prior to such  Distribution  Date and
(2) the  Principal  Remittance  Amount for that  Distribution Date to the extent not applied to pay interest on the
Class A  Certificates  and the  Class M  Certificates  on such  Distribution  Date,  (B) the  Overcollateralization
Reduction  Amount,  if any, for that  Distribution  Date and (C) any Net Swap Payments received by the Supplemental
Interest  Trust  Trustee  under the Swap  Agreement for that  Distribution  Date and deposited in the  Supplemental
Interest Trust Account pursuant to Section 4.10(c).

         Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of
(a) the  Overcollateralization Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for  purposes of the face of the  Certificates,  as follows:
with respect to the Class A-I-1  Certificates,  the Distribution  Date occurring in April 2030; with respect to the
Class A-I-2  Certificates  the  Distribution  Date  occurring  in January  2034;  with  respect to the  Class A-I-3
Certificates the Distribution  Date occurring in September 2036; and with respect to the Class A-I-4  Certificates,
Class A-II  Certificates and each class of the Class M  Certificates,  the Distribution  Date occurring in November
2036.  No event of default under this  Agreement  will arise or become  applicable  solely by reason of the failure to retire the entire  Certificate  Principal Balance of any Class of Class A  Certificates or Class M  Certificates
on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Fixed  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the  distribution  date in
October 2011, an amount equal to the product of (x) a fixed rate equal to 5.21% per annum,  (y) the Swap  Agreement
Notional  Balance  for  that  Distribution  Date  and (z) a  fraction,  the  numerator  of  which is (a) 28 for the distribution  date in November 2006 and (b) 30 for any distribution  date occurring after the distribution  date in
November 2006, and the denominator of which is 360.

         Floating Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in
October 2011, an amount equal to the product of (x) Swap LIBOR,  (y) the Swap Agreement  Notional  Balance for that
Distribution  Date and (z) a  fraction,  the  numerator  of which is equal to the  number  of days  in the  related calculation period as provided in the Swap Agreement and the denominator of which is 360.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage  Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all
amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with  Section 3.14)  plus  accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance  from the Due  Date to which  interest  was  last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the related  Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related
Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Group:  Loan Group I or Loan Group II, as applicable.

         Group I Basis Risk Shortfall:  With respect to any Class of Class A-I  Certificates  and any  Distribution
Date, an amount equal to the excess of (x) Accrued  Certificate  Interest for that Class  calculated at a per annum rate (which shall not exceed 14.000% per annum) equal to LIBOR plus the related Margin for that  Distribution  Date over  (y) Accrued  Certificate  Interest  for that Class if the  Pass-Through  Rate for that  Distribution  Date is calculated  using the Group I  Net WAC Cap Rate for that  Distribution  Date;  plus any unpaid  Group I  Basis Risk
Shortfall from prior  Distribution  Dates,  plus interest thereon to the extent  previously  unreimbursed by Excess
Cash Flow  calculated  at a per annum rate  (which  shall not  exceed  14.000%  per annum)  equal to LIBOR plus the related Margin for that Distribution Date.

         Group I Loans:  The Mortgage  Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
F-1.  The Group I Loans relate to the Class A-I Certificates, Class M Certificates and Class SB Certificates.

         Group I Net WAC Cap Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the product of (i) the weighted  average of the Net Mortgage Rates (or, if applicable,  the Modified Net Mortgage Rates) on the
Group I Loans using the Net Mortgage Rates (or, if applicable,  the Modified Net Mortgage  Rates) in effect for the
Monthly  Payments  due on such  Mortgage  Loans  during  the  related  Due  Period,  weighted  on the  basis of the respective  Stated Principal  Balances thereof for that  Distribution  Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

         Group I  Principal  Distribution  Amount:  For any  Distribution  Date,  the  product of  (x) the  Class A
Principal  Distribution  Amount  for that  Distribution  Date and (y) a  fraction,  the  numerator  of which is the portion of the Principal  Allocation  Amount related to Loan Group I for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

         Group I REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum  rate equal to the weighted average of the Net Mortgage Rates on the Group I Loans reduced by the Adjusted Strip Rate.

         Group I REMIC III Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum rate equal to the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interests Y-1 and Z-1.

         Group  II  Basis  Risk  Shortfall:   With  respect  to  any  Class  of  Class A-II  Certificates  and  any
Distribution Date, an amount equal to the excess of (x) Accrued  Certificate  Interest for that Class calculated at a per annum  rate  (which  shall not exceed  14.000%  per annum)  equal to LIBOR plus the  related  Margin for that
Distribution  Date  over  (y) Accrued  Certificate  Interest  for  that  Class  if the  Pass-Through  Rate for such
Distribution  Date is calculated  using the Group II Net WAC Cap Rate for that  Distribution  Date; plus any unpaid
Group II  Basis Risk  Shortfall  from prior  Distribution  Dates,  plus interest  thereon to the extent  previously unreimbursed  by Excess Cash Flow  calculated at a per annum rate (which shall not exceed  14.000% per annum) equal to LIBOR plus the related Margin for that Distribution Date.

         Group II Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule  attached  hereto as Exhibit
F-2.  The Group II Loans relate to the Class A-II Certificates, Class M Certificates and Class SB Certificates.

         Group II Net WAC Cap Rate:  With respect to any Distribution Date, a per annum rate equal to the product of (i) the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the
Group II Loans using the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for that Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

         Group II Principal Distribution Amount:  For any Distribution Date, the product of (x) the Class A
Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the portion of the Principal Allocation Amount related to Loan Group II for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for that Distribution Date.

         Group II REMIC II Net WAC Rate:  With  respect  to any  Distribution  Date,  a per annum rate equal to the weighted average of the Net Mortgage Rates on the Group II Loans reduced by the Adjusted Strip Rate.

         Group II REMIC III Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interests Y-2 and Z-2.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect to each  Class of  Certificates  (other  than the
Class R  Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Interest  Accrual Period:  With respect to the Distribution  Date in November 2006, the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in November  2006, and with respect to any
Distribution  Date after the Distribution  Date in November 2006, the period commencing on the Distribution Date in the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest   Distribution   Amount:   For  any   Distribution   Date,  the  amounts   payable   pursuant  to
Section 4.02(c)(i) and (ii).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR Certificates:  Collectively, the Class A Certificates and the Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan Group I: The Mortgage  Loans  designated  on the Mortgage Loan  Schedule  attached  hereto as Exhibit
F-1.

         Loan Group II: The Mortgage  Loans  designated on the Mortgage Loan  Schedule  attached  hereto as Exhibit
F-2.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin: The Class A-I-1 Margin,  Class A-I-2 Margin,  Class A-I-3 Margin,  Class A-I-4 Margin,  Class A-II
Margin,  Class M-1S Margin,  Class M-2S Margin, Class M-3S Margin,  Class M-4 Margin,  Class M-5 Margin,  Class M-6
Margin, Class M-7 Margin, Class M-8 Margin or Class M-9 Margin, as applicable.

         Marker  Rate:  With  respect  to the  Class SB  Certificates  or REMIC IV Regular  Interest  SB-IO and any
Distribution  Date,  in relation to REMIC III Regular  Interests  LT1,  LT2,  LT3, LT4 and LT-Y1,  a per annum rate equal to two (2) times the  weighted  average  of the  Uncertificated  REMIC III  Pass-Through  Rates for REMIC III
Regular  Interest LT2 and REMIC III Regular  Interest  LT3. With respect to the Class SB  Certificates  or REMIC IV
Regular  Interest SB-IO and any  Distribution  Date, in relation to REMIC III Regular  Interests LT5, LT6, LT7, LT8 and  LT-Y2,  a per  annum  rate  equal to two (2)  times  the  weighted  average  of the  Uncertificated  REMIC III
Pass-Through Rates for REMIC III Regular Interest LT6 and REMIC III Regular Interest LT7.

         Master Servicer:  As defined in the preamble hereto.

         Maturity Date:  With respect to each Class of  Certificates  representing  ownership of Regular  Interests or  Uncertificated  Regular  Interest  issued  by each of  REMIC I,  REMIC II,  REMIC  III and REMIC IV the  latest possible maturity date, solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  by which the Certificate Principal Balance of each such Class of  Certificates  representing a regular interest in the Trust
Fund  would be  reduced  to zero,  which is,  for each such  regular  interest,  November  25,  2036,  which is the
Distribution Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated
on the  Mortgage  Loan  Schedule  as the  "NOTE  CEILING,"  which  rate is the  maximum  interest  rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the Mortgage  Loan  Schedule as the "NOTE  FLOOR,"
which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With  respect  to  each  Mortgage  Note,  the  mortgage,  deed of  trust  or  other  comparable instrument  creating  a first or junior  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage Note.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such  of the  mortgage  loans  transferred  and  assigned  to the  Trustee  pursuant  to
Section 2.01  as from time to time are held or deemed to be held as a part of the Trust Fund,  the  Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund  including,  without  limitation,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F-1  and  Exhibit F-2
(as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

                  (i)......the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii).....[reserved];

                  (iii)....the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

                  (iv).....for the  adjustable-rate  Mortgage  Loans,  the Mortgage Rate as of  origination  ("ORIG
RATE");

                  (v)......the Mortgage Rate as of the Cut-off Date ("CURR RATE");

                  (vi).....the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)....the  scheduled  monthly  payment of  principal,  if any,  and interest as of the Cut-off
Date ("ORIGINAL P & I" or "CURRENT P & I");

                  (viii)...the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix).....the Loan-to-Value Ratio at origination ("LTV");

                  (x)......a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage
Loan is  secured by a second or  vacation  residence  (the  absence  of any such code  means the  Mortgage  Loan is secured by a primary residence);

                  (xi).....a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage  Loan is secured by a non-owner  occupied  residence  (the absence of any such code means the  Mortgage  Loan is secured by an owner occupied residence);

                  (xii)....for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

                  (xiii)...for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

                  (xiv)....for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

                  (xv).....for the  adjustable-rate  Mortgage  Loans,  the first  Adjustment Date after the Cut-off
Date ("NXT INT CHG DT");

                  (xvi)....for the  adjustable-rate  Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC
INCR");

                  (xvii)...[reserved]; and

                  (xviii)..for the  adjustable-rate  Mortgage  Loans,  the  rounding of the  semi-annual  or annual adjustment to the Mortgage Rate ("NOTE METHOD").

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other  than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable-rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent,  which are indicated by a "U" on the Mortgage Loan Schedule,  except in the case of the  adjustable-rate  Mortgage Loans  indicated by an "X" on the
Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the Swap Counterparty or the Supplemental  Interest Trust Trustee,  on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any Swap  Termination
Payment.

         Net WAC Cap Rate:  The  Group I Net WAC Cap  Rate,  Group II Net WAC Cap Rate or Class M Net WAC Cap Rate,
as applicable.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master  Servicer or
Subservicer  had  previously  advanced,  and the  Master  Servicer  determines  that no other  source of payment or reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable
Advances.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by a  certificate  of a Servicing  Officer,  Responsible  Officer or Vice  President  or its  equivalent  or senior officer of the Master  Servicer,  delivered to the Depositor,  the Trustee,  and the Master Servicer  setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above, the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance,  if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

         Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer,  provided that any Opinion of Counsel (i)
referred to in the definition of  "Disqualified  Organization"  or (ii) relating to the  qualification of any REMIC hereunder as a REMIC or compliance with the REMIC Provisions must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO Disposition
and that was not  purchased,  deleted or  substituted  for prior to such Due Date pursuant to  Section 2.02,  2.03,
2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution  Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates
and the Class M Certificates immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described  in clauses (iv) and
(v) of the  definition  of Principal  Distribution  Amount as of such  Distribution  Date),  and (b) the  excess of
(1) the Required  Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance Amount
on such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through  Rate: With respect to each Class of Class A  Certificates  and Class M  Certificates and any
Distribution  Date, the least of (i) a per annum rate equal to LIBOR plus the related Margin for such  Distribution
Date, (ii) 14.000% per annum and (iii) the related Net WAC Cap Rate for such Distribution Date.

         With respect to the Class SB  Certificates or REMIC IV Regular Interest SB-IO and any  Distribution  Date,
a per annum rate  equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (viii) below,  and the  denominator of which is the aggregate principal  balance of the REMIC III Regular  Interests.  For purposes of calculating the Pass-Through  Rate for the
Class SB  Certificates  or REMIC IV Regular  Interest  SB-IO,  the  numerator is equal to the sum of the  following components:

                  (i)......the  Uncertificated  Pass-Through  Rate for REMIC  III  Regular  Interest  LT1 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT1;

                  (ii).....the  Uncertificated  Pass-Through  Rate for REMIC  III  Regular  Interest  LT2 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT2;

                  (iii)....the  Uncertificated  Pass-Through  Rate for REMIC III Regular  Interest  LT4 minus twice the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC III
Regular Interest LT4;

                  (iv).....the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT5 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT5;

                  (v)......the  Uncertificated  Pass-Through  Rate for  REMIC III  Regular  Interest  LT6 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT6;

                  (vi).....the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest LT8 minus twice the related Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC III
Regular Interest LT8;

                  (vii)....the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest LT-Y1 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT-Y1; and

                  (viii)...the  Uncertificated  Pass-Through  Rate for REMIC III  Regular  Interest LT-Y2 minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC III
Regular Interest LT-Y2.

         Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:  With  respect to any Class A  Certificate  or Class M  Certificate,  the  undivided percentage  ownership  interest in the related  Class evidenced  by such  Certificate,  which percentage  ownership interest shall be equal to the Initial  Certificate  Principal  Balance  thereof  divided by the aggregate  Initial
Certificate  Principal  Balance of all of the Certificates of the same Class. The Percentage  Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permitted Investments:  One or more of the following:

                  (i) .....obligations  of or  guaranteed  as to principal and interest by the United States or any agency or  instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the United
States;

                  (ii) ....repurchase  agreements  on  obligations  specified  in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase  such  obligations  are at the  time  rated by each  Rating  Agency  in its  highest  short-term  rating available;

                  (iii) ...federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
acceptances  (which  shall each have an  original  maturity of not more than  90 days  and, in the case of bankers'
acceptances,  shall in no event have an  original  maturity of more than  365 days or a remaining  maturity of more than  30 days)  denominated  in  United  States  dollars  of any  U.S.  depository  institution  or  trust  company incorporated  under the laws of the  United  States or any state  thereof  or of any  domestic  branch of a foreign depository  institution or trust company;  provided that the debt  obligations  of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term rating  available;  and,  provided  further  that, if the original  maturity of such  short-term  obligations  of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days,  the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv) ....commercial  paper  and  demand  notes  (having  original  maturities  of not  more  than
365 days) of any  corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been rated by each Rating  Agency in its highest  short term rating  available;  provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

                  (v) .....a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi) ....other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
Permitted  Investment  hereunder  and will not reduce the rating  assigned  to any  Class of  Certificates  by such
Rating Agency below the then-current  rating assigned to such  Certificates by such Rating Agency,  as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor's and Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest  rating  available  on unsecured  commercial  paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of
Moody's;  provided,  however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following additional  conditions:  (i) the total amount of debt from A-1 issuers must be  limited  to the  investment  of  monthly  principal  and  interest  payments  (assuming  fully  amortizing collateral);  (ii)  the  total  amount  of A-1  investments  must not  represent  more  than  20% of the  aggregate outstanding  Certificate  Principal Balance of the Certificates and each investment must not mature beyond 30 days;
(iii) the  terms of the debt must have a  predetermined  fixed  dollar  amount of  principal  due at maturity  that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.
         Prepayment  Assumption:  With  respect to the  Class A  Certificates  and the  Class M  Certificates,  the
prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market discount on such  Certificates for federal income tax purposes,  which (a) with respect to the fixed-rate  Mortgage
Loans,  assumes a constant  prepayment rate of one-tenth of 23% per annum of the then outstanding  Stated Principal
Balance of the  fixed-rate  Mortgage  Loans in the first month of the life of such Mortgage Loans and an additional one-tenth of 23% per annum in each month  thereafter  until the tenth month,  and  beginning in the tenth month and in each month thereafter  during the life of the fixed-rate  Mortgage Loans, a constant  prepayment rate of 23% per annum each month  ("23% HEP") and (b) with  respect to the  adjustable-rate  Mortgage  Loans  assumes a  prepayment assumption of 2% of the constant  prepayment  rate in month one,  increasing by  approximately  2.545% from month 2 until  month 12,  a constant  prepayment  rate of 30% from month 12 to month 22, a constant  prepayment rate of 50%
from month 23 to month 27, and a constant  prepayment rate of 35%  thereafter,  used for determining the accrual of original issue discount and premium and market discount on the Class A  Certificates  and Class M  Certificates for
federal income tax purposes.  The constant  prepayment  rate assumes that the stated  percentage of the outstanding
Stated Principal Balance of the adjustable-rate Mortgage Loans is prepaid over the course of a year.

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan  relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage Loan Schedule with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Allocation  Amount:  With  respect  to any  Distribution  Date,  the sum of (a)  the  Principal
Remittance  Amount for that  Distribution  Date, as adjusted to reflect any net swap  payments or Swap  Termination
Payments not due to a Swap  Counterparty  Trigger Event,  (b) any Realized  Losses  covered by amounts  included in clause (iv) of the  definition  of Principal  Distribution  Amount and (c) the  aggregate  amount of the  principal portion of Realized  Losses on the Mortgage Loans in the calendar month  preceding that  Distribution  Date, to the extent  covered by Excess Cash Flow  included in clause (v) of the  definition  of Principal  Distribution  Amount;
provided,  however,  that on any  Distribution  Date on which there is (i)  insufficient  Subsequent  Recoveries to cover all unpaid  Realized  Losses on the Mortgage Loans  described in clause (b) above, in determining the Group I
Principal  Distribution  Amount and the Group II  Principal  Distribution  Amount,  Subsequent  Recoveries  will be allocated to the Class A-I Certificates and Class A-II  Certificates,  pro rata, based on the principal  portion of unpaid Realized Losses from prior  Distribution  Dates on the Group I Loans and Group II Loans,  respectively,  and
(ii)  insufficient  Excess Cash Flow to cover all  Realized  Losses on the Mortgage  Loans  described in clause (c)
above, in determining the Group I Principal  Distribution  Amount and the Group II Principal  Distribution  Amount,
the Excess Cash Flow  remaining  after the  allocation  described  in clause (b) above or (i) of this  proviso,  as applicable,  will be allocated to the Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the principal  portion of Realized Losses incurred  during the calendar month preceding that  Distribution  Date on the
Group I Loans and Group II Loans, respectively.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) the sum of (A) the Available  Distribution  Amount and (B) with respect to clauses  (b)(v) and (vi) below,  the amounts received by the Supplemental  Interest Trust Trustee under the Swap Agreement for that  Distribution  Date, over (y) the Interest Distribution Amount, and (b) the sum of:

                  (i)......the principal  portion of each Monthly Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii).....the Stated  Principal  Balance  of any  Mortgage  Loan  repurchased  during the  related
Prepayment  Period  (or  deemed to have  been so  repurchased  in  accordance  with  Section 3.07(b))  pursuant  to
Section 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall  deposited in the Custodial Account in connection with the  substitution of a Deleted  Mortgage Loan pursuant to  Section 2.03 or 2.04 during the related  Prepayment
Period;

                  (iii)....the  principal  portion of all other  unscheduled  collections,  other  than  Subsequent
Recoveries,  on the Mortgage Loans (including,  without limitation,  Principal  Prepayments in Full,  Curtailments,
Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received) to the extent  applied by the Master  Servicer as  recoveries  of principal of the
Mortgage Loans pursuant to Section 3.14;

                  (iv).....the  lesser  of (1)  Subsequent  Recoveries  for  such  Distribution  Date  and  (2) the principal  portion of any Realized Losses allocated to any Class of Certificates on a prior  Distribution  Date and remaining unpaid;

                  (v)......the lesser of (1) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) the principal  portion of any
Realized  Losses  incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month  preceding such Distribution Date; and

                  (vi).....the lesser of (1) the  Excess  Cash Flow for that  Distribution  Date (to the extent not
used   pursuant  to  clauses  (iv)  and  (v)  of  this   definition   on  such   Distribution   Date)  and  (2) the
Overcollateralization Increase Amount for such Distribution Date;

minus

                  (vii)....(A) the  amount of any  Overcollateralization  Reduction  Amount  for such  Distribution
Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Program Guide:  The AlterNet  Seller Guide as incorporated  into the Residential  Funding Seller Guide for mortgage  collateral sellers that participate in Residential  Funding's AlterNet Mortgage Program,  and Residential
Funding's  Servicing  Guide and any other  subservicing  arrangements  which  Residential  Funding has  arranged to accommodate the servicing of the Mortgage Loans and in each case all supplements and amendments  thereto  published by Residential Funding.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest  at either  (a) the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a
Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan),  in each case on the  Stated  Principal  Balance  thereof  to the first day of the month following the month of purchase from the Due Date to which  interest was last paid by the  Mortgagor.  With respect to  any  Mortgage  Loan  (or  REO  Property)  required  to be or  otherwise  purchased  on  any  date  pursuant  to
Section 4.08,  an amount equal to the greater of (i) the sum of (a) 100% of the Stated  Principal  Balance  thereof plus the  principal  portion of any related  unreimbursed  Advances of such Mortgage Loan (or REO Property) and (b)
unpaid  accrued  interest at either (1) the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (2) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan),  in each case on the  Stated  Principal  Balance  thereof  to the first day of the month following the month of purchase from the Due Date to which  interest was last paid by the  Mortgagor,  and (ii) the fair market value of such Mortgage Loan (or REO Property).

         Qualified Institutional Buyer: The meaning specified in Rule 144A under the Securities Act.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential  Funding or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, (i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii)  have a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan; (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04 hereof and Section 4 of the Assignment  Agreement (other than the  representations and warranties set forth therein with respect to the number of loans  (including the related  percentage) in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be  30 days  or more  Delinquent;  (vii)  not be  subject  to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii) have a policy of title  insurance,  in the form and amount that is in material  compliance  with the Program  Guide,  that was  effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgage  Property is located in the State of Iowa where an attorney's  certificate  has been provided as described in the Program Guide;
(ix) if the  Deleted  Loan is not a Balloon  Loan,  not be a Balloon  Loan;  (x) with  respect to  adjustable  rate
Mortgage  Loans,  have a Mortgage  Rate that adjusts with the same  frequency and based upon the same Index as that of the Deleted  Mortgage Loan;  (xi) with respect to adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage  Loan;  (xii) with respect to adjustable  rate Mortgage  Loans,  have a Periodic
Rate Cap that is equal to that of the Deleted  Mortgage  Loan;  (xiii) with  respect to  adjustable  rate  Mortgage
Loans,  have a next  Adjustment  Date no later than that of the Deleted  Mortgage  Loan;  and (xiv) be secured by a lien with the same lien priority as the Deleted Mortgage Loan.

         Rating  Agency:  Each of Standard & Poor's,  Moody's and Fitch.  If any agency or a successor is no longer in existence,  "Rating  Agency"  shall be such  statistical  credit  rating  agency,  or other  comparable  Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO  Property) as to which a Cash  Liquidation  or
REO  Disposition  has  occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the
Mortgage  Loan (or REO Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest (and
REO Imputed  Interest,  if any) at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)
occurred on the Stated  Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due
Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to  principal  of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the
Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the  Master  Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but which  have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a)
(1) the amount by which the interest  portion of a Monthly  Payment or the principal  balance of such Mortgage Loan was  reduced  or (2) the sum of any other  amounts  owing  under the  Mortgage  Loan  that were  forgiven  and that constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly  Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation, the difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such Deficient
Valuation and the principal  balance of the Mortgage  Loan as reduced by the Deficient  Valuation.  With respect to each  Mortgage  Loan  which has  become the object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction.  Notwithstanding  the above,  neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has  notified  the Trustee in writing that the Master
Servicer is diligently  pursuing any remedies that may exist in connection with the  representations and warranties made  regarding the related  Mortgage  Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B) delinquent  payments of principal and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Realized  Losses  allocated to the  Class SB  Certificates  shall be  allocated  first to REMIC IV Regular
Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been reduced to zero and then to REMIC IV Regular  Interest SB-PO in reduction of the Principal  Balance thereof.

         To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect  to each  Distribution  Date and the LIBOR  Certificates,  the  Business  Day
immediately  preceding such Distribution  Date. With respect to each Distribution Date and the Certificates  (other than the LIBOR  Certificates),  the close of  business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the REMICs.

         Regulation AB:    Subpart   229.1100   -   Asset   Backed    Securities    (Regulation AB),    17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Regulation S:  Regulation S promulgated under the Securities Act.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I, REMIC II, REMIC III or REMIC IV.

         REMIC  Administrator:  Residential Funding Company,  LLC. If Residential Funding Company,  LLC is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master Servicer shall appoint a successor REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets  subject hereto  (exclusive of the  Supplemental  Interest Trust
Account  and  the  Swap  Agreement),  constituting  a  portion  of  the  primary  trust  created  hereby  and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of:

                  (i)......the Mortgage Loans and the related Mortgage Files;

                  (ii).....all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off
Date (other than  Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)....property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv).....the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
Mortgage Loans, if any; and

                  (v) .....all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be distributed to REMIC II in respect of the REMIC I  Regular  Interests and to the Class R  Certificateholders  in
respect of Component I thereof in the following amounts and priority:

                  (a)......to  each  of the  REMIC I  Regular  Interests,  pro  rata,  in an  amount  equal  to (A)
Uncertificated  Accrued  Interest  for such  REMIC I  Regular  Interest for such  Distribution  Date,  plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)......to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above, payments of principal shall be allocated as follows:

                           (i)      first,  to REMIC I Regular  Interests I and II, an amount  equal to 1/10,000 of such  principal  payments for the Group I Loans and the Group II Loans,  respectively;  provided  that the
         Uncertificated Principal Balances of REMIC I Regular Interests I and II shall not be reduced below zero;

                           (i)      second,  any remainder  sequentially  to REMIC I  Regular  Interests  I-1-A and
         I-1-B  through  the REMIC I Regular  Interests  with  numerical  designations  equal to the number of such
         Distribution  Date (or in the case of any  Distribution  Date occurring in or after September 2008,  equal to the number of such  Distribution Date less one),  starting with the lowest numerical  designation until the  Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero,  provided that,  for REMIC I  Regular  Interests  with the same  numerical  designation,  such payments of principal shall be allocated pro rata between such REMIC I Regular Interests;

                           (iii)    third, any remainder to REMIC I Regular  Interest A-I until the  Uncertificated
         Principal Balance of such REMIC I Regular Interest is reduced to zero;

                           (iv)     fourth,  any remainder to the REMIC I Regular Interests  remaining  outstanding after the  foregoing  distributions  (other than REMIC I Regular  Interests I and II),  starting  with the lowest  numerical  designation  until the  Uncertificated  Principal  Balance of each such REMIC I Regular
         Interest  is reduced to zero,  provided  that,  for  REMIC I  Regular  Interests  with the same  numerical designation,  such  payments of  principal  shall be  allocated  pro rata  between  such  REMIC I  Regular
         Interests;

                           (v)      fifth, any remainder to REMIC I Regular  Interests I and II, pro rata according to their  respective  Uncertificated  Principal  Balances  as reduced  by the  distributions  deemed  made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (c)......to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) and (b) above, to the Class R Certificates in respect of Component I thereof, such remaining amount.

         REMIC I  Realized  Losses:  Realized  Losses  on the  Mortgage  Loans  shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage  Loans shall be allocated among the REMIC I Regular Interests,  pro rata,  according to the amount of interest accrued but unpaid thereon, in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized  Losses not  attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  An amount equal to 1/10,000 of the principal  portion  of  Realized  Losses on Group I Loans  and Group II Loans  shall be  allocated  first,  on each
Distribution  Date,  to  REMIC I  Regular  Interests  I and II,  respectively,  provided  that  the  Uncertificated
Principal  Balances  of  REMIC I  Regular  Interests  I and II shall  not be  reduced  below  zero.  Any  remaining principal  portion of Realized Losses on the Mortgage Loans shall be allocated  first, on each  Distribution  Date, to REMIC I Regular  Interest A-I until the  Uncertificated  Principal  Balance of such REMIC I Regular Interest has been reduced to zero, and thereafter to REMIC I Regular  Interest  I-1-A through REMIC I Regular  Interest  I-60-B, starting  with the  lowest  numerical  denomination  until the  Uncertificated  Principal  Balance  of such REMIC I
Regular  Interest has been reduced to zero,  provided that,  for REMIC I Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I  Regular  Interest.  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Distribution Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II Distribution  Amount:  For any  Distribution  Date, the REMIC II  Available  Distribution  Amount
shall  be  distributed  to  REMIC  III  in  respect  of  the  REMIC II   Regular   Interests  and  to  the  Class R
Certificateholders in respect of Component II thereof in the following amounts and priority:

         (a)      To REMIC II Regular  Interest LT-IO, in an amount equal to (i)  Uncertificated  Accrued  Interest for such Regular  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous Distribution Dates;

         (b)      To the extent of the  portion  of the  REMIC II  Available  Distribution  Amount  related to Loan
Group I  remaining  after  payment of the  amounts  pursuant  to  paragraph  (a) of this  definition  of  "REMIC II
Distribution Amount":

                  (i)......first,  to REMIC II  Regular  Interests Y-1 and Z-1,  concurrently,  the  Uncertificated
Accrued Interest for such Regular Interests  remaining unpaid from previous  Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii).....second,  to REMIC II Regular  Interests Y-1 and Z-1,  concurrently,  the  Uncertificated
Accrued  Interest  for such  Regular  Interests  for the current  Distribution  Date,  pro rata  according to their respective Uncertificated Accrued Interest; and

                  (iii)....third,  to REMIC II  Regular  Interests Y-1 and Z-1, the REMIC II  Regular  Interest Y-1
Principal Distribution Amount and the REMIC II Regular Interest Z-1 Principal Distribution Amount, respectively.

         (c)      To the  extent of the  portion  of the REMIC II  Available  Distribution  Amount  related to Loan
Group II  remaining  after  payment of the amounts  pursuant  to  paragraph  (a) of this  definition  of  "REMIC II
Distribution Amount":

                  (i)......first,  to REMIC II  Regular  Interests Y-2 and Z-2,  concurrently,  the  Uncertificated
Accrued Interest for such Regular Interests  remaining unpaid from previous  Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii).....second,  to REMIC II Regular  Interests Y-2 and Z-2,  concurrently,  the  Uncertificated
Accrued  Interest  for such  Regular  Interests  for the current  Distribution  Date,  pro rata  according to their respective Uncertificated Accrued Interest; and

                  (iii)....third,  to REMIC II  Regular  Interests Y-2 and Z-2, the REMIC II  Regular  Interest Y-2
Principal Distribution Amount and the REMIC II Regular Interest Z-2 Principal Distribution Amount, respectively.

         (d)      To  the  extent  of the  REMIC II  Available  Distribution  Amount  for  such  Distribution  Date remaining  after  payment of the amounts  pursuant to  paragraphs  (a) through (c) of this  definition of "REMIC II
Distribution Amount":

                  (i)......first,  to each of the REMIC II Regular  Interests,  pro rata according to the amount of unreimbursed  Realized  Losses  allocable to principal  previously  allocated  to each such Regular  Interest,  the aggregate  amount of any  distributions  to the  Certificates  as  reimbursement  of such  Realized  Losses on such
Distribution  Date pursuant to clause (ix) in  Section 4.02(c);  provided,  however,  that any amounts  distributed pursuant  to this  paragraph  (d)(i)  of this  definition  of  "REMIC II  Distribution  Amount"  shall  not cause a reduction in the Uncertificated Principal Balances of any of the REMIC II Regular Interests; and

                  (ii).....second,  to the Class R  Certificates in respect of Component II thereof,  any remaining amount.

         REMIC II  Regular  Interest.  Any of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC II issued hereunder and designated as a "regular interest" in REMIC II.  Each REMIC II Regular Interest shall accrue interest at the related  Uncertificated  REMIC II  Pass-Through  Rate in effect from time to time, and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its  initial  Uncertificated  Principal  Balance as set forth in the  Preliminary  Statement  hereto.  The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC II Y   Principal   Reduction   Amounts:   For  any  Distribution  Date  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC II  Regular  Interests Y-1 and Y-2,  respectively,  will be reduced on such  Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal,  determined as follows:

         First  determine  the  Group  I REMIC  II Net WAC  Rate  and  the  Group  II  REMIC  II Net WAC  Rate  for
distributions  of interest that will be made on the next  succeeding  Distribution  Date (for each Loan Group,  the
"Group  Interest  Rate" for that Loan  Group).  The  REMIC II Y  Principal  Reduction  Amounts for REMIC II Regular
Interests Y-1 and Y-2 will be determined  pursuant to the "Generic  solution for the REMIC II Y Regular  Interests"
set forth below (the "Generic  Solution") by making the following  identifications  among the Loan Groups and their related REMIC II Regular Interests:

                  A........Determine  which Loan Group has the lower Group Interest  Rate.  That Loan Group will be identified with Loan Group AA and the REMIC II  Regular  Interests  related to that Loan Group will be respectively identified  with the REMIC II  Regular  Interests YAA and ZAA. The Group  Interest Rate for that Loan Group will be identified  with J%. If the two Loan Groups have the same Group  Interest Rate pick one for this  purpose,  subject to the restriction  that each Loan Group may be picked only once in the course of any such  selections  pursuant to paragraphs A and B of this definition.

                  B........Determine  which Loan Group has the higher  Group  Interest  Rate.  That Loan Group will be identified  with Loan Group BB and the REMIC II  Regular  Interests  related to that Group will be  respectively identified  with the REMIC II  Regular  Interests YBB and ZBB. The Group  Interest Rate for that Loan Group will be identified  with K%.  If the two Loan  Groups  have  the same  Group  Interest  Rate the Loan  Group  not  selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

         Second,  apply the  Generic  Solution  set forth below to  determine  the  REMIC II Y Principal  Reduction
Amounts for the Distribution Date using the identifications made above.

         Generic  Solution  for the  REMIC II  Y  Principal  Reduction  Amounts:  For any  Distribution  Date,  the
amounts by which the  Uncertificated  Principal  Balances of REMIC II Regular Interests YAA and ZAA,  respectively, will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

                  J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively.  J% <K%.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

                  PJB = ...the Loan Group AA Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

                  PKB =....the Loan Group BB Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

                  R = .....the Class CB Pass-Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

                  Yj = ....the REMIC II Regular Interest YAA Uncertificated Principal Balance after distributions on the prior Distribution Date.

                  Yk = ....the REMIC II Regular Interest YBB Uncertificated Principal Balance after distributions on the prior Distribution Date.

                  (DELTA)Yj =       the REMIC II Regular Interest YAA Principal Reduction Amount.

                  (DELTA)Yk =       the REMIC II Regular Interest YBB Principal Reduction Amount.

                  Zj = ....the REMIC II Regular Interest ZAA Uncertificated Principal Balance after distributions on the prior Distribution Date.

                  Zk = ....the REMIC II Regular Interest ZBB Uncertificated Principal Balance after distributions on the prior Distribution Date.

                  (DELTA)Zj =       the REMIC II Regular Interest ZAA Principal Reduction Amount.
                         =          (DELTA)Pj - (DELTA)Yj

                  (DELTA)Zk =       the REMIC II Regular Interest ZBB Principal Reduction Amount.
                         =          (DELTA)Pk - (DELTA)Yk

                  Pj = ....the aggregate Uncertificated Principal Balance of REMIC II Regular Interests YAA and
ZAA after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the
Group AA Loans.

                  Pk = ....the aggregate Uncertificated Principal Balance of REMIC II Regular Interests YBB and
ZBB after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the
Group BB Loans.

                  (DELTA)Pj =       the aggregate principal reduction resulting on such Distribution Date on the
Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses
(d)(i) or (d)(ii) of the definition of REMIC II Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, if applicable, which is equal to the aggregate of the REMIC II Regular
Interest YAA Principal Reduction Amount and the REMIC II Regular Interest ZAA Principal Reduction Amount.

                  (DELTA)Pk=        the aggregate principal reduction resulting on such Distribution Date on the
Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses
(d)(i) or (d)(ii) of the definition of REMIC II Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, which is equal to the aggregate of the REMIC II Regular Interest YBB
Principal Reduction Amount and the REMIC II Regular Interest ZBB Principal Reduction Amount.

                  (alpha) =         .0005

                  (gamma) =         (R - J%)/(K% - R).  (gamma) is a non-negative number unless its denominator is zero, in which event it is undefined.

                  If (gamma) is zero, (DELTA)Yk = Yk and (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

                  If (gamma) is undefined, (DELTA)Yj = Yj, (DELTA)Yk = (Yk/Pk)(DELTA)Pk. if denominator

                  In the remaining situations, (DELTA)Yk and (DELTA)Yj shall be defined as follows:

1.       If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) <
     (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and
     (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.       If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) =>
     (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and
     (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).
3.       If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj)
     => Yj - (Yk/(gamma)), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and
     (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.       If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (Yk/(gamma)) => 0, and
     Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Yk/(gamma)), (DELTA)Yk = 0 and (DELTA)Yj = Yj - (Yk/(gamma)).
5.       If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Yk/(gamma)) < 0, and
     Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - ((gamma)Yj), (DELTA)Yk = Yk - ((gamma)Yj) and (DELTA)Yj = 0.
6.       If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and Yk - (alpha)(Pk - (DELTA)Pk)
     => Yk - ((gamma)Yj), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and
     (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

         The purpose of the  foregoing  definitional  provisions  together with the related  provisions  allocating
Realized Losses and defining the REMIC II  Regular  Interest Y-1 and Y-2 and REMIC II  Regular Interest Z-1 and Z-2
Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.       Making the ratio of Yk to Yj equal to (gamma) after taking account of the allocation  Realized  Losses and the  distributions  that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal  Reduction  Amounts for each of the REMIC II Regular  Interests is greater than or equal to zero for such Distribution Date;

2.       Making (i) the  REMIC II  Regular  Interest  YAA  Uncertificated  Principal  Balance less than or equal to
     0.0005 of the sum of the  Uncertificated  Principal  Balances for REMIC II  Regular  Interest YAA and REMIC II
     Regular Interest ZAA and (ii) the REMIC II Regular Interest YBB  Uncertificated  Principal  Balances less than or equal to 0.0005 of the sum of the  Uncertificated  Principal Balances for REMIC II Regular Interest YBB and
     REMIC II  Regular  Interest  ZBB in each case  after  giving  effect to  allocations  of  Realized  Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.       Making the larger of (a) the fraction  whose  numerator is Yk and whose  denominator  is the sum of Yk and
     Zk and (b) the  fraction  whose  numerator  is Yj and whose  denominator  is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

         In the event of a failure of the foregoing  portion of the  definition  of REMIC II Y Principal  Reduction
Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to accomplish such goals within the  requirement  that each REMIC II Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  principal  Realized  Losses to be  allocated on the related  Distribution  Date for the related
Loan  Group and (b) the  remainder  of the  Available  Distribution  Amount  for the  related  Loan  Group or after reduction  thereof by the  distributions  to be made on such  Distribution  in respect of  interest  on the related
REMIC II  Regular  Interests,  or, if both of such goals  cannot be  accomplished  within  such  requirement,  such adjustment  as is  necessary  shall be made to  accomplish  goal 1 within  such  requirement.  In the  event of any conflict  among the  provisions of the  definition  of the REMIC II Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the  requirement set forth in the preceding sentence.

         REMIC II  Realized  Losses:  Realized Losses on Group I Loans and Group II Loans shall be allocated to the
REMIC II Regular  Interests  as follows:  (1) The  interest  portion of Realized  Losses on Group I Loans,  if any, shall be allocated  among REMIC II Regular  Interests  Y-1 and Z-1,  pro rata,  according to the amount of interest accrued but unpaid thereon,  in reduction  thereof,  and thereafter to REMIC II Regular Interest LT-IO in reduction thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans,  if any,  shall be  allocated  among
REMIC II Regular  Interests Y-2 and Z-2, pro rata,  according to the amount of interest accrued but unpaid thereon, in  reduction  thereof,  and  thereafter  to REMIC II Regular  Interest  LT-IO in reduction  thereof.  Any interest portion of such  Realized  Losses in excess of the amount  allocated  pursuant to the preceding  sentence  shall be treated as a principal  portion of Realized  Losses not  attributable  to any specific  Mortgage  Loan in such Loan
Group and allocated  pursuant to the  succeeding  sentences.  The principal  portion of Realized  Losses on Group I
Loans and Group II Loans  shall be  allocated  to the REMIC II Regular  Interests  as  follows:  (1) The  principal portion of Realized  Losses on Group I Loans shall be  allocated,  first,  to REMIC II Regular  Interest Y-1 to the extent  of the REMIC II  Regular  Interest  Y-1  Principal  Reduction  Amount in  reduction  of the  Uncertificated
Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal portion of such
Realized Losses shall be allocated to REMIC II Regular  Interest Z-1 in reduction of the  Uncertificated  Principal
Balance thereof;  and (2) the principal portion of Realized Losses on Group II Loans shall be allocated,  first, to
REMIC II Regular  Interest Y-2 to the extent of the REMIC II Regular  Interest Y-2  Principal  Reduction  Amount in
reduction of the Uncertificated  Principal Balance of such Regular Interest and, second, the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to REMIC II Regular  Interest Z-2 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II Regular Interest Y-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Y-1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Y-1 on such Distribution Date.

         REMIC II Regular Interest Y-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Y-2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Y-2 on such Distribution Date.

         REMIC II Regular Interest Z-1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Z-1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to REMIC II Regular Interest Z-1 on such Distribution Date.

         REMIC II Regular Interest Z-2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest Z-2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest Z-2 on such Distribution Date.

         REMIC II Z   Principal   Reduction  Amounts:   For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated Principal Balances of REMIC II Regular Interests Z-1 and Z-2, respectively,  will be reduced on such
Distribution  Date by the allocation of Realized Losses and the  distribution of principal,  which shall be in each case the excess of (A) the sum of (x) the excess of the  REMIC II  Available  Distribution  Amount for the  related
Loan Group (i.e.  the "related Loan Group" for REMIC II Regular  Interest Z-1 is Loan Group I and the "related Loan
Group"  for REMIC II Regular  Interest  Z-2 is Loan  Group II)  exclusive  of any  amount in respect of  Subsequent
Recoveries  included  therein over the amount  thereof  distributable  (i) in respect of interest on such  REMIC II
Regular  Interest and REMIC II  Regular  Interest Y-1 (in the case of REMIC II  Regular  Interest  Z-1) or REMIC II
Regular  Interest Y-2 (in the case of REMIC II  Regular  Interest Z-2) and (ii) to such REMIC II  Regular  Interest and REMIC II  Regular  Interest Y-1 (in the case of REMIC II Regular Interest Z-1) or REMIC II Regular Interest Y-2
(in the case of REMIC II Regular  Interest Z-2) pursuant clause (d)(i) of the definition of "REMIC II  Distribution
Amount"  and (y) the amount of Realized  Losses  allocable  to  principal  for the related  Loan Group over (B) the related REMIC II Y Principal Reduction Amount.

         REMIC III: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC  III  Available  Distribution  Amount:  For any  Distribution  Date,  the  amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III Distribution  Amount:  For any Distribution  Date, the REMIC III Available  Distribution  Amount
shall  be  distributed  to  REMIC  IV  in  respect  of  the  REMIC  III  Regular   Interests  and  to  the  Class R
Certificateholders in respect of Component III thereof in the following amounts and priority:

                  (a)......to REMIC IV as the holder of REMIC III Regular  Interest  LT-IO,  in an amount  equal to
(i)  Uncertificated  Accrued Interest for such Regular Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)......to the extent of the portion of the REMIC III Available  Distribution  Amount related to
Loan Group I remaining  after the  distributions  made  pursuant to clause (a) above,  to REMIC IV as the holder of
REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y1, allocated as follows:

                           (i)      to REMIC III  Regular  Interests LT1, LT2, LT3, LT4 and LT-Y1,  pro rata, in an amount  equal to (A) their  Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                           (ii)     to REMIC III  Regular  Interests  LT1,  LT2,  LT3, LT4 and LT-Y1,  in an amount equal to the  remainder of such portion of the REMIC III  Available  Distribution  Amount  related to Loan
         Group I remaining  after the  distributions  made pursuant to clauses (a) and (b)(i)  above,  allocated as follows:
                                    (A)     in respect of  REMIC III  Regular  Interests  LT2,  LT3, LT4 and LT-Y1,
                                            their respective Principal Distribution Amounts;

                                    (B)     in respect of REMIC III  Regular  Interest LT1 any remainder  until the
                                            Uncertificated Principal Balance thereof is reduced to zero;

                                    (C)     any remainder in respect of REMIC III  Regular  Interests LT2, LT3, LT4 and  LT-Y1,  pro  rata  according  to their  respective  Uncertificated
                                            Principal  Balances  as  reduced  by  the  distributions   deemed  made
                                            pursuant   to  (A)  above,   until  their   respective   Uncertificated
                                            Principal Balances are reduced to zero;

                  (c)......to the extent of the portion of the REMIC III Available  Distribution  Amount related to
Loan Group II remaining  after the  distributions  made pursuant to clause (a) above,  to REMIC IV as the holder of
REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y2, allocated as follows:

                           (i)      to REMIC III  Regular  Interests LT5, LT6, LT7, LT8 and LT-Y2,  pro rata, in an amount  equal to (A) their  Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                           (ii)     to REMIC III  Regular  Interests  LT5,  LT6,  LT7, LT8 and LT-Y2,  in an amount equal to the  remainder of such portion of the REMIC III  Available  Distribution  Amount  related to Loan
         Group II remaining  after the  distributions  made pursuant to clauses (a) and (c)(i) above,  allocated as follows:

                                    (A)     in respect of  REMIC III  Regular  Interests  LT6,  LT7, LT8 and LT-Y2,
                                            their respective Principal Distribution Amounts;

                                    (B)     in respect of REMIC III  Regular  Interest LT5 any remainder  until the
                                            Uncertificated Principal Balance thereof is reduced to zero;

                                    (C)     any remainder in respect of REMIC III  Regular  Interests LT6, LT7, LT8 and  LT-Y2,  pro  rata  according  to their  respective  Uncertificated
                                            Principal  Balances  as  reduced  by  the  distributions   deemed  made
                                            pursuant   to  (A)  above,   until  their   respective   Uncertificated
                                            Principal Balances are reduced to zero;

                  (d)......to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) through (c) above:

                                            (i)      first,  to each of the REMIC III Regular  Interests,  pro rata according  to  the  amount  of  unreimbursed  Realized  Losses  allocable  to  principal previously  allocated to each such REMIC III Regular  Interest,  the aggregate amount of any  distributions  to the Certificates as reimbursement of such Realized Losses on such
                           Distribution Date pursuant to clause (ix) in Section 4.02(c);  provided,  however,  that any amounts  distributed  pursuant to this paragraph (d)(i) of this definition of "REMIC
                           III  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal
                           Balances of any of the REMIC III Regular Interests; and

                                            (ii)     second,  to the Class R  Certificates  in respect of Component
                           III thereof, any remaining amount.

         REMIC III   Principal   Reduction   Amounts:   For  any  Distribution  Date,  the  amounts  by  which  the
Uncertificated  Principal  Balances of REMIC III  Regular  Interests  LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y1
and LT-Y2,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT1 and LT-Y1
after distributions on the prior Distribution Date.

         Y2 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

         AY1 =    the combined REMIC III Regular Interest LT1 and LT-Y1 Principal Reduction Amount.  Such amount shall be allocated first to REMIC III Regular Interest LT-Y1 up to the REMIC III Regular Interest LT-Y1 Principal
Reduction Amount and thereafter the remainder shall be allocated to REMIC III Regular Interest LT1.

         AY2 =    the REMIC III Regular Interest LT2 Principal Reduction Amount.

         AY3 =    the REMIC III Regular Interest LT3 Principal Reduction Amount.

         AY4 =    the REMIC III Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT1, LT2, LT3,
LT4 and LT-Y1 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the Uncertificated Principal Balance of REMIC III Regular Interests LT1, LT2, LT3, LT4 and
LT-Y1 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         AP =     P0 - P1 = the aggregate of the REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y1
Principal Reduction Amounts.

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Class A-I Certificates and the Class M Certificates on such
Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior
Distribution Dates).

         R0 =     the Group I REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the Group I REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         a =      (Y2 + Y3)/P0.  The initial value of a on the Closing Date for use on the first Distribution
Date shall be 0.0001.

         a0 =     the lesser of (A) the sum of (1) for all Classes of Class A-I Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate
Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior
Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC II Regular
Interest Y-1 and whose denominator is the sum of the Uncertificated Principal Balances of REMIC II Regular
Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses on the prior Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of
A0 exceeds S0*Q0 and (B) R0*P0.

         a1  =    the lesser of (A) the sum of (1) for all Classes of Class A-I Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate
Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal
Balance for such Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC
II Regular Interest Y-1 and whose denominator is the sum of the Uncertificated Principal Balances of REMIC II
Regular Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses to be made on such
Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of A1 exceeds S1*Q1 and (B) R1*P1.

         Then, based on the foregoing definitions:

         AY1 =    AP - AY2 - AY3 - AY4;

         AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

         AY3 =    aAP - AY2; and

         AY4 =    AY3.

         if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY2, as so determined, is negative, then

         AY2 = 0;

         AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         (2)      If AY3, as so determined, is negative, then

         AY3 = 0;

         AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y5 =     the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT5 and LT-Y2
after distributions on the prior Distribution Date.

         Y6 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT6 after distributions on the prior Distribution Date.

         Y7 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT7 after distributions on the prior Distribution Date.

         Y8 =     the Uncertificated Principal Balance of REMIC III Regular Interest LT8 after distributions on the prior Distribution Date (note:  Y7 = Y8).

         AY5 =    the aggregate of the REMIC III Regular Interest LT5 and LT-Y2 Principal Reduction Amounts.
Such amount shall be allocated first to REMIC III Regular Interest LT-Y2 up to the REMIC III Regular
Interest LT-Y2 Principal Reduction Amount and thereafter the remainder shall be allocated to  REMIC III Regular
Interest LT5.

         AY6 =    the REMIC III Regular Interest LT6 Principal Reduction Amount.

         AY7 =    the REMIC III Regular Interest LT7 Principal Reduction Amount.

         AY8 =    the REMIC III Regular Interest LT8 Principal Reduction Amount.

         Q0 =     the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT5, LT6, LT7,
LT8 and LT-Y2 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         Q1 =     the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT5, LT6, LT7,
LT8 and LT-Y2 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         AQ =     Q0 - Q1 = the aggregate of the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y2
Principal Reduction Amounts.

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Class A-II Certificates and the Class M Certificates on such
Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior
Distribution Dates).
         S0 =     the Group II REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

         S1 =     the Group II REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         a =      (Y6 + Y7)/Q0.  The initial value of a on the Closing Date for use on the first Distribution
Date shall be 0.0001.

         A0 =     the lesser of (A) the sum of (1) for all Classes of Class A-II Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate
Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior
Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC II Regular
Interest Y-2 and whose denominator is the sum of the Uncertificated Principal Balances of REMIC II Regular
Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses on the prior Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of
a0 exceeds R0*P0 and (B) S0*Q0.

         A1  =    the lesser of (A) the sum of (1) for all Classes of Class A-II Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate
Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal
Balance for such Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC
II Regular Interest Y-2 and whose denominator is the sum of the principal balances of REMIC II Regular Interests
Y-1 and Y-2 after distributions and the allocation of Realized Losses to be made on such Distribution Date and (3)
the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of a1 exceeds R1*P1 and (B) S1*Q1.

         Then, based on the foregoing definitions:

         AY5 =    AQ - AY6 - AY7 - AY8;

         AY6 =    (a/2){(A0S1 - A1S0)/S0S1};

         AY7 =    aAQ - AY6; and

         AY8 =    AY7.

         if both AY6 and AY7, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY6, as so determined, is negative, then

         AY6 = 0;

         AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         (2)      If AY7, as so determined, is negative, then

         AY7 = 0;

         AY6 = a{A1S0Q0 - A0S1Q1}/{2S1S0Q1 -  A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         REMIC III  Realized  Losses:  Realized  Losses on Group I Loans and Group II Loans shall be  allocated  to the REMIC III Regular  Interests  as follows:  (1) The  interest  portion of Realized  Losses on Group I Loans,  if any,  shall be allocated  among REMIC III Regular  Interests  LT1,  LT2, LT4 and LT-Y1,  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof,  and thereafter to REMIC III Regular Interest
LT-IO in reduction  thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans, if any, shall be allocated  among  REMIC III  Regular  Interests  LT5,  LT6,  LT8 and LT-Y2,  pro rata,  according  to the amount of interest accrued but unpaid thereon,  in reduction  thereof,  and thereafter to REMIC III Regular Interest LT-IO in reduction  thereof.  Any interest  portion of such Realized  Losses in excess of the amount  allocated  pursuant to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized  Losses not  attributable  to any specific  Mortgage  Loan in such Loan Group and  allocated  pursuant to the  succeeding  sentences.  The  principal portion of  Realized  Losses  with  respect to Loan Group I and Loan Group II shall be  allocated  to the REMIC III
Regular  Interests as follows:  (1) The principal  portion of Realized  Losses on Group I Loans shall be allocated, first,  to REMIC III Regular  Interest  LT-Y1 to the extent that such  losses  were  allocated  to REMIC II Regular
Interest Y-1 in reduction of the Uncertificated  Principal Balance thereof,  second, to REMIC III Regular Interests
LT2, LT3 and LT4  pro-rata  according  to their  respective  REMIC III  Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC III Regular Interests and, third, the remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated to REMIC III Regular
Interest LT1 in  reduction of the  Uncertificated  Principal  Balance  thereof;  and (2) the  principal  portion of
Realized  Losses on Group II Loans shall be allocated,  first,  to REMIC III Regular  Interest  LT-Y2 to the extent that such losses were  allocated to REMIC II Regular  Interest Y-2 in  reduction  of the  Uncertificated  Principal
Balance thereof,  second,  to REMIC III Regular  Interests LT6, LT7 and LT8 pro-rata  according to their respective
REMIC III Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC III Regular  Interests and, third, the remainder,  if any, of such principal portion of such Realized
Losses shall be allocated to REMIC III Regular Interest LT5 in reduction of the  Uncertificated  Principal  Balance thereof.

         REMIC III  Regular  Interest.  Any of the  separate  non-certificated  beneficial  ownership  interests in
REMIC III issued  hereunder and designated as a "regular  interest" in REMIC III.  Each REMIC III  Regular Interest shall accrue interest at the related  Uncertificated  REMIC III  Pass-Through Rate in effect from time to time, and shall be entitled to  distributions  of  principal,  subject to the terms and  conditions  hereof,  in an aggregate amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement  hereto.
The designations for the respective REMIC III Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT1  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT1 on such Distribution Date.

         REMIC III Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT2  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT2 on such Distribution Date.

         REMIC III Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT3  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT3 on such Distribution Date.

         REMIC III Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT4  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT4 on such Distribution Date.

         REMIC III Regular Interest LT5 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT5  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT5 on such Distribution Date.

         REMIC III Regular Interest LT6 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT6  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT6 on such Distribution Date.

         REMIC III Regular Interest LT7 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT7  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT7 on such Distribution Date.

         REMIC III Regular Interest LT8 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any,  of the REMIC III  Regular  Interest  LT8  Principal  Reduction  Amount  for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT8 on such Distribution Date.

         REMIC III Regular Interest LT-Y1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC III Regular  Interest LT-Y1 Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT-Y1 on such Distribution Date.

         REMIC III Regular Interest LT-Y2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC III Regular  Interest LT-Y2 Principal  Reduction  Amount for such  Distribution  Date over the
Realized Losses allocated to REMIC III Regular Interest LT-Y2 on such Distribution Date.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC III Regular Interests.

         REMIC IV Available  Distribution  Amount:  For any  Distribution  Date, the amount  distributed from REMIC
III to REMIC IV on such Distribution Date in respect of the REMIC III Regular Interests.

         REMIC IV  Distribution  Amount:  For any  Distribution  Date, the REMIC IV Available  Distribution  Amount
shall be deemed  distributed  to Class A,  Class M and Class SB  Certificates  in  respect  of the  portion of such
Certificates  representing  ownership  of REMIC IV Regular  Interests  and the Class R  Certificates  in respect of
Component IV thereof in the following amounts and priority:

         (i)      to the Class SB  Certificateholders  in  respect  of REMIC IV  Regular  Interest  IO,  the amount distributable  with  respect to such REMIC IV Regular  Interest as described in the  Preliminary  Statement,  being paid from and in reduction of the REMIC IV Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i)
but remaining unpaid from any prior  Distribution  Date, being paid from and in reduction of the REMIC IV Available
Distribution Amount for such Distribution Date;

         (iii)    to the  Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class  M
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(ii) but remaining unpaid from any prior Distribution  Date,  sequentially,  to the Class M-1S  Certificateholders,
Class  M-2S   Certificateholders,   Class  M-3S  Certificateholders,   Class  M-4  Certificateholders,   Class  M-5
Certificateholders,  Class M-6 Certificateholders,  Class M-7 Certificateholders,  Class M-8 Certificateholders and
Class  M-9  Certificateholders,  in that  order,  being  paid  from and in  reduction  of the  REMIC  IV  Available
Distribution Amount for such Distribution Date;

         (iv)     the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC IV Regular  Interest  related to the  applicable  Certificates  in each case to the extent of the remaining Principal Distribution Amount:

                  (A)      first, the  Class A-I-Principal  Distribution  Amount shall be distributed  sequentially to the Class A-I-1  Certificateholders,  Class A-I-2  Certificateholders,  Class A-I-3  Certificateholders and
     Class A-I-4  Certificateholders,  in that order, in each case until the Certificate  Principal Balance thereof is reduced to zero;

                  (B)      second,  to the Class  M-1S,  Class  M-2S and  Class  M-3S  Certificateholders,  in that order,  the Sequential Class M Principal  Distribution  Amount,  in each case until the Certificate  Principal
     Balance thereof has been reduced to zero;

                  (C)      third,  to  the  Class M-4  Certificateholders,  the  Class M-4  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                  (D)      fourth,  to the  Class M-5  Certificateholders,  the  Class M-5  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                  (E)      fifth,  to  the  Class M-6  Certificateholders,  the  Class M-6  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                  (F)      sixth,  to  the  Class M-7  Certificateholders,  the  Class M-7  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

                  (G)      seventh,  to the  Class M-8  Certificateholders,  the Class M-8  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero; and

                  (H)      eighth,  to the  Class M-9  Certificateholders,  the  Class M-9  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and
          (v)     to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Prepayment
Interest  Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing  Compensation on such
Distribution Date;

         (vi)     to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  previously  allocated  thereto remaining unpaid from prior  Distribution  Dates together with interest  thereon at the  related  Pass-Through  Rate,  on a pro rata  basis  based on unpaid  Prepayment  Interest
Shortfalls previously allocated thereto;

         (vii)    to the  Class  SB  Certificates,  (A)  from  the  amount,  if  any,  of the  REMIC  IV  Available
Distribution  Amount  remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest
thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution Date and (III) for any  Distribution  Date after the Certificate  Principal  Balance of each Class of Class A Certificates and Class M
Certificates  has been  reduced to zero,  the  Overcollateralization  Amount  and  (B) from  prepayment  charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage  Loans during the related
Prepayment Period; and

         (viii)   to the Class R  Certificateholders  in respect of Component IV thereof,  the balance,  if any, of the REMIC IV Available Distribution Amount.

         REMIC IV Regular  Interest SB-PO: A separate  beneficial  ownership  interest in REMIC IV issued hereunder and  designated  as a  Regular  Interest  in  REMIC  IV,  the  ownership  of  which is  evidenced  by the  Class SB
Certificates.  REMIC IV Regular  Interest  SB-PO shall have no  entitlement  to interest,  and shall be entitled to distributions  of principal  subject to the terms and conditions  hereof,  in aggregate amount equal to the initial
Certificate Principal Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC IV Regular  Interest SB-IO: A separate  beneficial  ownership  interest in REMIC IV issued hereunder and  designated  as a  Regular  Interest  in  REMIC  IV,  the  ownership  of  which is  evidenced  by the  Class SB
Certificates.  REMIC IV Regular  Interest SB-IO shall have no  entitlement  to principal,  and shall be entitled to distributions  of interest  subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC IV Regular Interest IO: A separate  beneficial  ownership  interest in REMIC IV issued hereunder and designated  as a Regular  Interest in REMIC IV, the  ownership of which is evidenced by the Class SB  Certificates.
REMIC IV Regular  Interest IO shall have no entitlement  to principal,  and shall be entitled to  distributions  of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable with respect to REMIC III Regular Interest LT-IO.

         REMIC IV Regular  Interests:  REMIC IV Regular  Interests  SB-IO,  SB-PO and IO, together with the Class A
Certificates and Class M  Certificates,  exclusive of their respective  rights to receive the payment of Basis Risk
Shortfalls and other amounts pursuant to the SB-AM Swap Agreement.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A through  860G of  Subchapter  M of  Chapter 1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and other  payments  and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

         REO  Imputed  Interest:  With  respect  to any REO  Property,  for any  period,  an amount  equivalent  to interest (at a rate equal to the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage Loan had it been  outstanding)  on the unpaid  principal  balance  of the  Mortgage  Loan as of the date of  acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds  from the rental of the  related  Mortgaged  Property)  which  proceeds  are  required  to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit  of the  Certificateholders  through  foreclosure  or  deed in lieu of  foreclosure  in  connection  with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any  Mortgage  Loan that (a) has been  subject to an interest  rate reduction,  (b) has  been  subject  to a term  extension  or (c) has  had  amounts  owing  on  such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage  Loan modified in accordance  with (a) above for a temporary  period shall not be a Reportable  Modified
Mortgage Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for  release,  the form of which is attached as  Exhibit G  hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount: With respect to any Distribution Date,  (a) prior to the Stepdown
Date, an amount equal to 3.00% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date,  (b) on or after the Stepdown  Date if a Trigger  Event is not in effect,  the greater of (i) an amount equal to 6.00% of the  aggregate  outstanding  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions  made on that  Distribution  Date and  (ii) the  Overcollateralization  Floor and (c) on or after the
Stepdown Date if a Trigger Event is in effect,  an amount equal to the Required  Overcollateralization  Amount from the immediately preceding  Distribution Date. The Required  Overcollateralization  Amount may be reduced so long as written  confirmation  is  obtained  from each  Rating  Agency  that such  reduction  shall not reduce the  ratings assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

         Residential  Funding:  Residential  Funding Company,  LLC, a Delaware limited  liability  company,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee,  in each case with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         SB-AM  Swap  Agreement:  The swap  between  the  Class SB  Certificateholder  and the  Class A and Class M
Certificateholders  evidenced  by the  confirmation  attached  hereto  as  Exhibit  Q and  incorporated  herein  by reference.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing in  connection  with an issuance of publicly  offered or  privately  placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect  to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller's Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the aggregate  Certificate  Principal Balance of the Class M  Certificates and
(ii) the  Overcollateralization  Amount,  in each case  prior to the  distribution  of the  Principal  Distribution
Amount on such  Distribution  Date and the denominator of which is the aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Senior  Percentage:  With respect to each Loan Group and any  Distribution  Date, the percentage  equal to the lesser of (x) the aggregate  Certificate  Principal  Balances of the related Class A  Certificates  immediately prior to such  Distribution  Date divided by the aggregate Stated  Principal  Balance of the Mortgage Loans in such
Loan Group immediately prior to such Distribution Date and (y) 100%.

         Sequential Class M Certificates:  Collectively,  the Class M-1S Certificates,  Class M-2S Certificates and
Class M-3S Certificates.

         Sequential  Class M Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the  remaining  Principal  Distribution  Amount  for that  Distribution  Date  after  distribution  of the  Class A
Principal  Distribution  Amount, or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount for that
Distribution  Date) and (2) the aggregate  Certificate  Principal  Balance of the  Sequential  Class M Certificates
immediately  prior  to that  distribution  date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date  and (y) the  excess,  if any,  of the  aggregate  Stated
Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution  Date, over the Overcollateralization Floor.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  or,  with  respect  to a  cooperative  loan,  the  related cooperative  apartment,  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including  any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS(R)System,  (iii)  the  management  and  liquidation  of any  REO  Property,  (iv)  any  mitigation  procedures implemented in accordance with  Section 3.07,  and  (v) compliance  with the obligations under Sections 3.01, 3.08,
3.11,  3.12(a)  and 3.14,  including,  if the Master  Servicer or any  Affiliate  of the Master  Servicer  provides services such as appraisals and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB,  as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master Servicer in respect of master servicing  compensation  that accrues at an annual rate equal to the Servicing
Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the Mortgage
Loan  Schedule as the "MSTR SERV FEE," as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee by the Master  Servicer on the Closing  Date,  as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the
arithmetic  average,  for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that Distribution Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated Principal  Balance of all of the Mortgage Loans  immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of determination,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of the Mortgage Loan and (b) any amount by which the Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the  principal  portion of the Monthly Payments due with respect to such Mortgage Loan or
REO  Property  during each Due Period  ending with the Due Period  relating  to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such Mortgage  Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent applied by the Master  Servicer as recoveries of principal in accordance with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  That  Distribution  Date  which is the  earlier  to occur  of (a) the  Distribution  Date immediately  succeeding the Distribution Date on which the aggregate  Certificate  Principal Balance of the Class A
Certificates  has been  reduced to zero and (b) the later to occur of (i) the  Distribution  Date in November  2009 and (ii) the first  Distribution  Date on which the  Senior  Enhancement  Percentage  is equal to or  greater  than
43.10%.

         Subordinate  Component:  With respect to each Loan Group and any  Distribution  Date, the positive excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage  Loans in that Loan Group,  over the aggregate
Certificate  Principal  Balance  of the  related  Class A  Certificates,  in each  case  immediately  prior to that
Distribution Date.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination   Percentage:   With  respect  to  the  Class A   Certificates   and  any  Class of  Class M
Certificates, the respective percentage set forth below.

                                                                   Subordination
                                           Class                    Percentage
                                             A                        56.90%
                                     Sequential Class M               75.50%
                                            M-4                       79.20%
                                            M-5                       82.80%
                                            M-6                       86.10%
                                            M-7                       89.40%
                                            M-8                       91.80%
                                            M-9                       94.00%

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section 2.04)  specifically  related  to a  Mortgage  Loan  that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.
-------------------------------------------------------------------------------------------------------------------

         Subsequent  Recovery  Allocation  Amount:  With  respect to a Loan Group,  that  portion of the  Principal
Allocation  Amount in  respect of that Loan Group  attributable  to the  amounts  described  in clause  (iv) of the definition of Principal Distribution Amount.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of subservicing and other compensation  that accrues with respect to each  Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Supplemental   Interest  Trust  Account:  The  separate  trust  account  created  and  maintained  by  the
Supplemental Interest Trust Trustee pursuant to Section 4.10(a).

         Supplemental  Interest Trust: The separate trust created and maintain by the  Supplemental  Interest Trust
Trustee pursuant to Section  4.10(a).  The primary  activities of the Supplemental  Interest Trust created pursuant to this Agreement shall be:

                  (i)......holding the Swap Agreement;

                  (ii).....receiving collections or making payments with respect to the Swap Agreement;
and

                  (iii)....engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Supplemental
Interest Trust as a qualified special purpose entity under existing accounting literature.

         Supplemental Interest Trust Trustee:  As defined in the preamble hereto.

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the  Supplemental
Interest Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  which  agreement  provides for Net Swap
Payments  and  Swap  Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit O.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive payments from the  Supplemental  Interest  Trust Trustee from amounts  payable by the  Supplemental  Interest Trust under this Agreement or  (b) required  to make payments to the  Supplemental  Interest Trust Trustee for payment to the Supplemental  Interest Trust, in either case pursuant to the terms of the Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be Barclays Bank PLC.

         Swap  Counterparty  Trigger Event:  With respect to any Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting  Party,  (ii) a  Termination  Event
under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole  Affected  Party,  or (iii) an additional  termination  event under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole
Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust to the Swap  Counterparty
from payments from the  Supplemental  Interest Trust,  or by the Swap  Counterparty  to the  Supplemental  Interest
Trust Trustee for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the Swap
Agreement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC  hereunder due to its  classification  as a REMIC under the REMIC  Provisions,  together with any and all other  information,  reports or returns  that may be required to be furnished  to the  Certificateholders  or filed with the Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Transferring Servicer:  As defined in Section 3.23(c).

         Trigger  Event:  A Trigger  Event is in  effect  with  respect  to any  Distribution  Date on or after the
Stepdown Date if either (a) the  related  Sixty-Plus  Delinquency  Percentage,  as determined on that  Distribution
Date, equals or exceeds 39.44% of the Senior  Enhancement  Percentage for such Distribution Date or (b) on or after the  Distribution  Date in November  2008,  the  aggregate  amount of Realized  Losses on the  Mortgage  Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

         November 2008 to October 2009:              1.55%  with   respect  to  November   2008,   plus  an
                                                     additional 1/12th of 2.00% for each month thereafter.

         November 2009 to October 2010:              3.55%  with   respect  to  November   2009,   plus  an
                                                     additional 1/12th of 2.05% for each month thereafter.

         November 2010 to October 2011:              5.60%  with   respect  to  November   2010,   plus  an
                                                     additional 1/12th of 1.60% for each month thereafter.

         November 2011 to October 2012:              7.20%  with   respect  to  November   2011,   plus  an
                                                     additional 1/12th of 0.95% for each month thereafter.

         November 2012 and thereafter:               8.15%.

         Trustee:  As defined in the preamble hereto.

         Trust  Fund:  Collectively,  the  assets  of each  REMIC  hereunder  and the  assets  in the  Supplemental
Interest Trust.

         Uncertificated   Accrued  Interest:   With  respect  to  any  Uncertificated   Regular  Interest  for  any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately  prior to such  Distribution  Date.  Uncertificated  Accrued  Interest for the  Uncertificated  Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro  rata,  based on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be  allocated  among REMIC II Regular  Interests,  pro rata,  based on, and to the extent of,  Uncertificated
Accrued Interest,  as calculated  without  application of this sentence.  For purposes of calculating the amount of
Uncertificated  Accrued  Interest for the REMIC III Regular  Interests for any  Distribution  Date,  any Prepayment
Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating  Interest)  shall be allocated among the REMIC III Regular Interests,  pro rata, based on, and to the extent of, Uncertificated  Accrued
Interest,  as  calculated  without  application  of this  sentence.  Uncertificated  Accrued  Interest  on REMIC IV
Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC IV Regular  Interest  SB-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With respect to the Class SB  Certificates or REMIC IV Regular Interest
SB-IO,  immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the
REMIC III Regular Interests.

         With  respect  to  REMIC II  Regular  Interest  LT-IO  and  REMIC  III  Regular  Interest  LT-IO  and each
Distribution  Date listed below, the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular Interests
ending with the designation "A" listed below:

               Distribution Date                               REMIC I Regular Interests
                       1                                         I-1-A through I-60-A
                       2                                         I-2-A through I-60-A
                       3                                         I-3-A through I-60-A
                       4                                         I-4-A through I-60-A
                       5                                          I-5-A through I-60A
                       6                                         I-6-A through I-60-A
                       7                                         I-7-A through I-60-A
                       8                                         I-8-A through I-60-A
                       9                                         I-9-A through I-60-A
                       10                                        I-10-A through I-60-A
                       11                                        I-11-A through I-60-A
                       12                                        I-12-A through I-60-A
                       13                                        I-13-A through I-60-A
                       14                                        I-14-A through I-60-A
                       15                                        I-15-A through I-60-A
                       16                                        I-16-A through I-60-A
                       17                                        I-17-A through I-60-A
                       18                                        I-18-A through I-60-A
                       19                                        I-19-A through I-60-A
                       20                                        I-20-A through I-60-A
                       21                                        I-21-A through I-60-A
                       22                                        I-22-A through I-60-A
                       23                                        I-23-A through I-60-A
                       24                                        I-24-A through I-60-A
                       25                                        I-25-A through I-60-A
                       26                                        I-26-A through I-60-A
                       27                                        I-27-A through I-60-A
                       28                                        I-28-A through I-60-A
                       29                                        I-29-A through I-60-A
                       30                                        I-30-A through I-60-A
                       31                                        I-31-A through I-60-A
                       32                                        I-32-A through I-60-A
                       33                                        I-33-A through I-60-A
                       34                                        I-34-A through I-60-A
                       35                                        I-35-A through I-60-A
                       36                                        I-36-A through I-60-A
                       37                                        I-37-A through I-60-A
                       38                                        I-38-A through I-60-A
                       39                                        I-39-A through I-60-A
                       40                                        I-40-A through I-60-A
                       41                                        I-41-A through I-60-A
                       42                                        I-42-A through I-60-A
                       43                                        I-43-A through I-60-A
                       44                                        I-44-A through I-60-A
                       45                                        I-45-A through I-60-A
                       46                                        I-46-A through I-60-A
                       47                                        I-47-A through I-60-A
                       48                                        I-48-A through I-60-A
                       49                                        I-49-A through I-60-A
                       50                                        I-50-A through I-60-A
                       51                                        I-51-A through I-60-A
                       52                                        I-52-A through I-60-A
                       53                                        I-53-A through I-60-A
                       54                                        I-54-A through I-60-A
                       55                                        I-55-A through I-60-A
                       56                                        I-56-A through I-60-A
                       57                                        I-57-A through I-60-A
                       58                                        I-58-A through I-60-A
                       59                                        I-59-A through I-60-A
                       60                                               I-60-A
                   thereafter                                            $0.00
         With respect to REMIC IV Regular  Interest  IO,  immediately  prior to any  Distribution  Date,  an amount equal to the Uncertificated Notional Amount of REMIC III Regular Interest LT-IO.
-------------------------------------------------------------------------------------------------------------------

         Uncertificated  Pass-Through  Rate: The  Uncertificated  REMIC I  Pass-Through  Rate,  the  Uncertificated
REMIC II Pass-Through Rate or the Uncertificated REMIC III Pass-Through Rate, as applicable.

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC Regular Interest shall never be less than zero.  With respect to REMIC IV Regular  Interest  SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by  distributions  deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated  Regular Interests:  The REMIC I Regular Interests,  the REMIC II Regular Interests and the
REMIC III Regular Interests.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  "A," a per annum rate equal to the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans multiplied by two (2),  subject to a maximum rate of 10.42%.  With respect to each REMIC I Regular  Interest ending with the designation  "B," the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied by the  weighted  average of the Net  Mortgage  Rates on the Mortgage  Loans over (ii) 10.42% and (y)  0.00000%.  With respect to REMIC I Regular  Interest  A-I, the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans.
With respect to REMIC I Regular  Interest I, the weighted  average of the Net Mortgage  Rates on the Group I Loans.
With respect to REMIC I Regular Interest II, the weighted average of the Net Mortgage Rates on the Group II Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect  to any  Distribution  Date and (i)  REMIC II
Regular  Interests  Y-1 and Z-1, the Group I REMIC II Net WAC Rate,  (ii) REMIC II Regular  Interests  Y-2 and Z-2,
the Group II REMIC II Net WAC Rate,  and (iii)  REMIC II Regular  Interest  LT-IO,  the excess of (i) the  weighted average  of the  Uncertificated  REMIC I  Pass-Through  Rates  for  REMIC  I  Regular  Interests  ending  with  the designation "A," over (ii) 2 multiplied by Swap LIBOR.

         Uncertificated  REMIC III  Pass-Through  Rate:  With respect to any  Distribution  Date and  (i) REMIC III
Regular  Interests LT1, LT2 and LT-Y1,  the Group I REMIC III Net WAC Rate,  (ii) REMIC III Regular  Interests LT5,
LT6 and LT-Y2,  the Group II REMIC III Net WAC Rate,  (iii) REMIC III Regular  Interests LT3 and LT7, zero (0.00%),
(iv) REMIC III Regular  Interest LT4, twice the Group I REMIC III Net WAC Rate, (v) REMIC II Regular  Interest LT8,
twice the Group II REMIC  III Net WAC Rate;  and (vi)  REMIC III  Regular  Interest  LT IO,  the  excess of (i) the weighted average of the  Uncertificated  REMIC I Pass-Through  Rates for REMIC I Regular  Interests ending with the designation "A," over (ii) 2 multiplied by Swap LIBOR.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person:  Either (i) a citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States federal income tax purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the  restrictions  on the  transfer  of  Class R  Certificates,  no  partnership  or other  entity  treated as a partnership  for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a corporation for United  States  federal  income tax purposes are required by the  applicable  operative  agreement to be United
States  Persons,  or an  estate  that is  described  in  Section 7701(a)(30)(D)  of the  Code,  or a trust  that is described in Section 7701(a)(30)(E) of the Code, or (ii) as defined in Regulation S, as the context may require.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  98.00% of all of the Voting Rights shall be allocated among Holders of the Class A  Certificates  and
Class M  Certificates,  in  proportion  to the  outstanding  Certificate  Principal  Balances  of their  respective
Certificates;  1.00% of all of the Voting  Rights shall be  allocated to the Holders of the Class SB  Certificates;
and 1.00% of all of the Voting Rights shall be allocated to the Holders of the Class R  Certificates;  in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interests.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar deposits that appears on the Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR
Rate  Adjustment  Date.  "Telerate  Screen  Page  3750"  means the  display  designated  as page 3750 on the Bridge
Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the  purpose of  displaying
London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other  service for  displaying  LIBOR or  comparable  rates as may be  selected  by the  Trustee  after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be  determined  on the basis of the rates at which  deposits in U.S.  Dollars are  offered by the  reference  banks
(which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the Trustee  after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London  time,  on the LIBOR Rate
Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates  then  outstanding.  The Trustee shall  request the principal  London  office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.
Dollars  to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the LIBOR  Certificates then outstanding.  If no such quotations can be obtained, the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities  described above,  LIBOR for a  Distribution  Date would be based on LIBOR for the  previous  Distribution  Date for the third consecutive  Distribution  Date,  the  Trustee,  after  consultation  with the  Master  Servicer,  shall  select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending  rates that is  calculated  and  published (or otherwise  made  available)  by an  independent  party.  The establishment  of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the Pass-Through  Rates applicable to the LIBOR  Certificates for the relevant  Interest Accrual Period,  in the absence of manifest  error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the
Trustee  shall  supply  the  Master  Servicer  with  the  results  of its  determination  of  LIBOR  on such  date.
Furthermore,  the Trustee  shall supply to any  Certificateholder  so  requesting  by calling  1-800-934-6802,  the
Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse all the right,  title and interest of the  Depositor in and to (i) the
Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage Loans due on or after the
Cut-off  Date (other than  Monthly  Payments due in the month of the Cut-off  Date);  and (ii) all  proceeds of the foregoing.  The  Depositor,  the Master  Servicer and the Trustee  agree that it is not intended  that any Mortgage
Loan be  included  in the Trust Fund that is either  (i) a  High-Cost  Home Loan as defined in the New Jersey  Home
Ownership  Act  effective  November  27,  2003,  (ii) a High-Cost  Home Loan as defined in the New Mexico Home Loan
Protection Act effective  January 1, 2004,  (iii) a High-Cost Home Loan as defined in the  Massachusetts  Predatory
Home Loan  Practices  Act effective  November 7, 2004 or (iv) a High-Cost  Home Loan as defined in the Indiana High
Cost Home Loan Law Act effective January 1, 2005.

(b)      In connection with such assignment,  and contemporaneously with the delivery of this Agreement,  except as set forth in Section  2.01(c)  below and  subject to Section  2.01(d)  below,  the  Depositor  does hereby (1) with respect to each Mortgage  Loan,  deliver to the Master  Servicer (or an Affiliate of the Master  Servicer)  each of the  documents or  instruments  described in clause (ii) below (and the Master  Servicer  shall hold (or cause such
Affiliate  to hold) such  documents  or  instruments  in trust for the use and  benefit of all  present  and future
Certificateholders),  (2) with  respect to each MOM Loan,  deliver  to,  and  deposit  with,  the  Trustee,  or the
Custodian,  as the duly appointed agent of the Trustee for such purpose, the documents or instruments  described in clauses (i) and (v) below,  (3) with respect to each  Mortgage Loan that is not a MOM Loan but is registered on the
MERS(R)System,  deliver to, and deposit with,  the Trustee,  or the Custodian,  as the duly  appointed  agent of the
Trustee for such purpose,  the documents or  instruments  described in clauses (i), (iv) and (v) below and (4) with respect to each  Mortgage Loan that is not a MOM Loan and is not  registered  on the MERS(R)System,  deliver to, and deposit with, the Trustee,  or the  Custodian,  as the duly  appointed  agent of the Trustee for such purpose,  the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note.

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated
         thereon, or a copy of the original Mortgage with evidence of recording indicated thereon.

(iii)    The assignment  (which may be included in one or more blanket  assignments if permitted by applicable law)
         of the Mortgage to the Trustee with evidence of recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon.

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the  presence of a MIN) with  evidence  of  recordation  noted  thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon.

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The   Depositor   may,   in  lieu  of   delivering   the   original   of  the   documents   set  forth  in
Section 2.01(b)(iii),  (iv) and (v) (or copies thereof) to the Trustee or the Custodian,  deliver such documents to the Master  Servicer,  and the Master  Servicer  shall hold such  documents in trust for the use and benefit of all present  and  future  Certificateholders  until  such  time as is set  forth in the next  sentence.  Within  thirty
Business Days following the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in  Section 2.01(b)(iii),  (iv) and (v) (or copies  thereof) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the
Master  Servicer,  the  Master  Servicer  shall  deliver a complete  set of such  documents  to the  Trustee or the
Custodian, as duly appointed agent of the Trustee.

(c)      Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in  connection  with any Mortgage
Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by  Section 2.01(b))  with  evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the  receipt  of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment  referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in an Opinion of Counsel  acceptable to the Master  Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage  Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment  of the
Mortgage,  as applicable,  as the mortgagee of record solely as nominee for Residential  Funding and its successors and assigns.  If any  Assignment is lost or returned  unrecorded to the  Depositor  because of any defect  therein, the  Depositor  shall  prepare a  substitute  Assignment  or cure such  defect,  as the case may be, and cause such
Assignment to be recorded in accordance  with this paragraph.  The Depositor shall promptly  deliver or cause to be delivered to the applicable person described in Section 2.01(b),  any Assignment or substitute  Assignment (or copy thereof)  recorded in connection with this  paragraph,  with evidence of recording  indicated  thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         In  connection  with the  assignment of any Mortgage  Loan  registered on the MERS(R)System,  the Depositor further  agrees that it will cause,  at the  Depositor's  own  expense,  within 30 Business  Days after the Closing
Date,  the MERS(R)System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular Interests be construed as a sale by the Depositor to the
Trustee   of  the   Mortgage   Loans  and  the   Uncertificated   Regular   Interests   for  the   benefit  of  the
Certificateholders.  Further,  it is not  intended  that any  such  conveyance  be  deemed  to be a  pledge  of the
Mortgage Loans and the  Uncertificated  Regular Interests by the Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a)  this  Agreement  is  intended  to be and  hereby  is a  security agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform  Commercial  Code  and the  Uniform
Commercial Code of any other applicable  jurisdiction;  (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the  Depositor  to the  Trustee of a  security  interest  in all of the  Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans or the
Swap  Agreement in accordance  with the terms thereof,  (C) any  Uncertificated  Regular  Interests and any and all
general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising from or relating to any of the  foregoing,  and (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the foregoing into cash,  instruments,  securities or other  property,  including  without  limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities  or other  property and (2) an  assignment by the Depositor to the Trustee of any security interest in any and all of Residential  Funding's right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described  in the  foregoing  clauses
(1)(A),  (B), (C) and (D) granted by Residential  Funding to the Depositor  pursuant to the  Assignment  Agreement;
(c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage  Notes or such other items of property as  constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated  securities or chattel paper  shall be  deemed  to be  "possession  by the  secured  party,"  or  possession  by a  purchaser  or a person designated  by such secured  party,  for purposes of  perfecting  the security  interest  pursuant to the Minnesota
Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in  effect
(including,  without  limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts  or  confirmations  from,  securities  intermediaries, bailees or agents of, or persons  holding  for,  (as  applicable)  the Trustee for the purpose of  perfecting  such security interest under applicable law.

         The  Depositor  and, at the  Depositor's  direction,  Residential  Funding and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement  were  deemed to  create a  security  interest  in the  Mortgage  Loans  and the  Uncertificated  Regular
Interests  and the other  property  described  above,  such  security  interest  would be deemed to be a  perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans and the  Uncertificated  Regular  Interests,  as
evidenced by an Officers' Certificate of the Depositor,  including without limitation (x) continuation  statements, and (y) such  other  statements  as may be  occasioned  by  (1) any  change  of name of  Residential  Funding,  the
Depositor or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor,  (3) any transfer of any interest of Residential Funding or the Depositor in any  Mortgage  Loan or (4)  any  transfer  of any  interest  of  Residential  Funding  or the  Depositor  in any
Uncertificated Regular Interests.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in  Section 2.01(b)(i)  above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or the Custodian as its agent,  holds and will hold such  documents and the other  documents  constituting a part of the Custodial Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future  Certificateholders.  The  Trustee or  Custodian  (the  Custodian
being so obligated  under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each
Custodial  File  delivered to it pursuant to  Section 2.01(b)  within  90 days  after the Closing Date to ascertain that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents required to be delivered  pursuant to Section 2.01(b)  above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  except for any exceptions  listed on Schedule A attached to such Interim  Certification.  Upon delivery of the Custodial  Files by the Depositor or the Master  Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based  solely upon a receipt or  certification  executed by the  Custodian, receipt by the  respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in
Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Custodial  File to be missing or  defective,  upon receipt of  notification  from the Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the Trustee of any such  omission or defect found by it in respect of any  Custodial
File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the  Certificateholders,  the
Master  Servicer  shall  promptly  notify the related  Subservicer or Seller of such omission or defect and request that such  Subservicer  or Seller  correct or cure such omission or defect within  60 days from the date the Master
Servicer was notified of such omission or defect and, if such  Subservicer  or Seller does not correct or cure such omission or defect within such period,  that such  Subservicer or Seller purchase such Mortgage Loan from the Trust
Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer was notified of such omission or defect;  provided  that if the  omission or defect  would  cause the  Mortgage  Loan to be other than a
"qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within
90 days  from the date such  breach  was  discovered.  The  Purchase  Price  for any such  Mortgage  Loan  shall be deposited or caused to be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to
Section 3.07  and,  upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a Servicing
Officer, the Master Servicer,  the Trustee or the Custodian,  as the case may be, shall release the contents of any related  Mortgage File in its  possession  to the owner of such  Mortgage  Loan (or such owner's  designee) and the
Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without  recourse,  as shall be necessary to vest in the  Subservicer  or Seller or its designee,  as the case may be, any Mortgage  Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the foregoing and  Section 2.04,  if the  Subservicer  or Seller or Residential
Funding that  repurchases  the Mortgage  Loan is not a member of MERS and the Mortgage is  registered  on the MERS(R)
System,  the Master  Servicer,  at its own  expense and  without  any right of  reimbursement,  shall cause MERS to execute and deliver an  assignment  of the Mortgage in  recordable  form to transfer the Mortgage from MERS to such
Subservicer or Seller or Residential  Funding and shall cause such Mortgage to be removed from  registration on the
MERS(R)System in accordance  with MERS' rules and  regulations.  It is understood  and agreed that the obligation of the  Subservicer  or Seller,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document exists shall  constitute the sole remedy  respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that as of the Closing Date:

(i)      The Master Servicer is a limited liability  company duly organized,  validly existing and in good standing under the laws  governing  its creation and  existence  and is or will be in  compliance  with the laws of each  state  in  which  any  Mortgaged  Property  is  located  to  the  extent  necessary  to  ensure  the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this  Agreement  will not violate the Master  Servicer's  Certificate  of  Formation  or
         Limited  Liability  Company  Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the  Depositor, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Depositor,  any  Affiliate of the Depositor or the Trustee by the Master  Servicer  will, to the knowledge of the  Master  Servicer,  contain  any  untrue  statement  of a  material  fact or omit a  material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02;

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS; and

(x)      The  Servicing  Guide of the  Master  Servicer  requires  that the  Subservicer  for  each  Mortgage  Loan accurately  and fully  reports its borrower  credit files to each of the Credit  Repositories  in a timely manner.

It is  understood  and agreed that the  representations  and  warranties  set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Custodial Files to the Trustee or the Custodian.  Upon discovery by either the
Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (the
Custodian  being so  obligated  under a Custodial  Agreement).  Within  90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust  Fund at the  Purchase  Price and in the  manner  set forth in  Section 2.02;  provided  that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within  90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such  Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a)  available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing  Date (or, if otherwise  specified  below,  as of the date so  specified):  (i)  immediately prior to the  conveyance  of the Mortgage  Loans to the Trustee,  the Depositor had good title to, and was the sole owner of, each Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers  ownership of the Mortgage
Loans to the Trustee free and clear of any pledge, lien,  encumbrance or security interest;  and (ii) each Mortgage
Loan   constitutes   a   "qualified   mortgage"   under    Section 860G(a)(3)(A)   of   the   Code   and   Treasury
Regulation Section 1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury
Regulation Section 1.860G-2(a)(3)  or Treasury  Regulation Section 1.860G-2(f)(2) or any other provision that would allow  a  Mortgage  Loan  to be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the requirements of  Section 860G(a)(3)(A) of the Code and Treasury  Regulation Section 1.860G-2(a)(1),  (2), (4), (5),
(6), (7) and (9).

         It is understood and agreed that the  representations  and  warranties  set forth in this  Section 2.03(b)
shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or the Custodian of a breach of any of the  representations  and  warranties  set forth in this  Section 2.03(b)  which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (the Custodian  being so obligated  under a Custodial  Agreement);
provided,   however,   that  in  the  event  of  a  breach  of  the   representation  and  warranty  set  forth  in
Section 2.03(b)(ii),  the party  discovering  such breach shall give such notice  within  five days  of  discovery.
Within  90 days of its  discovery  or its receipt of notice of breach,  the  Depositor  shall  either (i) cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the Code,  any such  cure,  substitution  or repurchase  must occur within  90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04  for  substitutions  by
Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Sellers.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement  applicable  to a Mortgage Loan as and to the extent set forth in the  Assignment  Agreement.
Insofar as the Assignment  Agreement relates to the  representations  and warranties made by Residential Funding in respect of such Mortgage  Loan and any remedies  provided  thereunder  for any breach of such  representations  and warranties,  such right,  title and  interest  may be enforced by the Master  Servicer on behalf of the Trustee and the  Certificateholders.  Upon the discovery by the Depositor,  the Master  Servicer,  the Trustee or the Custodian
of a breach of any of the  representations  and  warranties  made in the  Assignment  Agreement  in  respect of any
Mortgage  Loan  or  of  any  Repurchase  Event  which  materially  and  adversely  affects  the  interests  of  the
Certificateholders  in such Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other  parties (the  Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer  shall promptly  notify  Residential  Funding of such breach or  Repurchase  Event and request  that  Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master
Servicer was notified of such breach or Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or the Custodian of a breach of any of such  representations  and warranties set forth in the Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering  such breach shall give prompt written  notice to the other parties (the  Custodian  being so obligated under a Custodial  Agreement).  The Master Servicer shall promptly notify  Residential  Funding of such breach of a representation  or warranty set forth in the Assignment  Agreement and request that Residential  Funding either (i)
cure such breach in all material  respects  within  90 days from the date the Master  Servicer was notified of such breach or (ii) purchase such  Mortgage Loan from the Trust Fund within  90 days of the date of such written  notice of such  breach at the  Purchase  Price and in the  manner set forth in  Section 2.02;  provided  that  Residential
Funding  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or  substitution  must  occur  within  90 days  from the date the  breach  was  discovered.  If the  breach of representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to  Section 4  of the  Assignment  Agreement  was the  representation  and  warranty  set forth in clause  (xlv) of
Section 4  thereof,  then the Master  Servicer  shall  request  that  Residential  Funding  pay to the Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.  In the event that  Residential  Funding  elects to  substitute a Qualified  Substitute  Mortgage  Loan or
Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute  Mortgage Loan or Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any calendar  month after the  Determination  Date for such month.  Monthly  Payments due with respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the
Trust Fund and will be retained by the Master Servicer and remitted by the Master  Servicer to Residential  Funding on the next succeeding  Distribution Date. For the month of substitution,  distributions to the  Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Master  Servicer shall  amend or cause to be amended  the  Mortgage  Loan  Schedule  for the  benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the  Trustee.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the  related  Subservicing  Agreement  in all  respects,  Residential  Funding  shall be  deemed  to have  made the representations  and  warranties  with respect to the  Qualified  Substitute  Mortgage  Loan (other than those of a statistical  nature)  contained in the  Assignment  Agreement as of the date of  substitution,  and the  covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of  substitution).  Residential  Funding shall deposit or cause the related Seller to  deposit  the amount of such  shortfall  into the  Custodial  Account on the day of  substitution,  without  any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the  Trustee of such  event,  which notice shall be  accompanied by an Officers'  Certificate  as to the  calculation of such shortfall and (subject to
Section 10.01(f))  by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited
transactions"  under   Section 860F(a)(1)  of  the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of the Seller or  Residential  Funding,  as the case may be, to cure such breach or purchase (and in the case of Residential  Funding to substitute  for) such Mortgage Loan as to which such a breach has occurred and is continuing  and to make any  additional  payments  required under the
Assignment  Agreement  in  connection  with a breach  of the  representation  and  warranty  in clause  (xlvii)  of
Section 4  thereof shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage
Loan by Residential  Funding,  the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution  and  Authentication  of  Certificates;  Conveyance  of  Uncertificated  REMIC Regular
                           Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or the Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the
Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b)      The Depositor,  concurrently  with the execution and delivery hereof,  does hereby transfer,  assign,  set over and  otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the
Depositor  in and to the REMIC I  Regular  Interests,  the  REMIC II  Regular  Interests  and the REMIC III Regular
Interests  for the benefit of the Holders of each Class of  Certificates  (other than the Class R  Certificates  in respect of  Components  I and II  thereof).  The Trustee  acknowledges  receipt of the REMIC I  Regular  Interests,
REMIC II Regular  Interests and REMIC III Regular  Interests,  and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the  Holders of each Class of  Certificates  (other  than the Class R
Certificates  in respect of Components I and II thereof).  The  interests  evidenced by Component IV of the Class R
Certificates,  together with the REMIC IV Regular  Interests,  constitute the entire beneficial  ownership interest in REMIC IV.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)      subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree that,  notwithstanding  any other express
or  implied  agreement  to  the  contrary,   any  and  all  Persons,   and  any  of  their  respective   employees,
representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this paragraph,  the terms "tax,"  "tax treatment,"  "tax structure,"
and "tax benefit" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans,  following  such  procedures  as it would employ in its good faith business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and  authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and  administration.  Without limiting the  generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer is hereby  authorized and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the
Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and Mortgage Note in  connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion  of judicial or  non-judicial  foreclosure,  the  conveyance  of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or deed in  lieu  of  foreclosure,  or the management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the  Mortgage  Loans and with  respect to the  Mortgaged  Properties.  The  Master  Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be, believes it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration  of any Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding
sentence  shall  be  borne  by  the  Master  Servicer  in  accordance  with  Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from registration on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related expenses shall be  reimbursable  to the  Master  Servicer  as set forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing, subject to  Section 3.07(a),  the Master  Servicer shall not permit any  modification  with respect to any Mortgage
Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection with a proposed  conveyance  or  assumption  of such  Mortgage  Loan that is treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d)  hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the
Code. The Trustee shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action  taken by the Master  Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other documents.  In servicing and  administering any  Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.
         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing  of the prior  senior  lien, provided that the following requirements are met:

(i)      (A)               the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance  shall the  resulting  Combined  Loan-to-Value  Ratio  ("Combined  Loan-to-Value  Ratio") of such
         Mortgage Loan be higher than that permitted by the Program Guide; or

                           (B)      the resulting Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate and term"  mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the  reasonable  closing  costs of such refinancing  or (y) any  decrease in the value of the  related  Mortgaged  Property,  if the  Mortgagor  is in good standing as defined by the Program Guide;

(ii)     the interest  rate,  or, in the case of an adjustable  rate  existing  senior lien,  the maximum  interest rate, for the loan  evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing  the existing  senior lien immediately  prior to the date of such  refinancing;  provided,  however  (A) if the loan  evidencing  the existing  senior lien prior to the date of refinancing  has an adjustable rate and the loan evidencing the refinanced  senior  lien has a fixed rate,  then the  current  interest  rate on the loan  evidencing  the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (B) if the loan  evidencing  the  existing  senior lien prior to the date of refinancing  has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan  evidencing the  refinanced  senior lien shall be less than or equal to (x) the  interest  rate on the loan  evidencing  the  existing  senior  lien prior to the date of refinancing plus (y) 2.0%; and

(iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b)      The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever  actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including,  without limitation,  joining in or causing any Seller or Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim under or enforce any title insurance  policy.  Notwithstanding  anything in this  Agreement to the  contrary,  the Master  Servicer  shall not
(unless the  Mortgagor is in default  with respect to the Mortgage  Loan or such default is, in the judgment of the
Master Servicer,  reasonably foreseeable) make or permit any modification,  waiver, or amendment of any term of any
Mortgage Loan that would both  (i) effect an exchange or  reissuance  of such Mortgage Loan under  Section 1001  of the Code (or final,  temporary or proposed Treasury regulations  promulgated  thereunder) (other than in connection with a proposed  conveyance or  assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and (ii) cause any REMIC formed hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on  "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any Affiliate
of the Master  Servicer (i) may perform  services such as appraisals  and brokerage  services that are  customarily provided by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to  reasonable  compensation therefor in accordance with  Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a Credit Repository.

(d)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates evidencing interests in one or more of the Certificates providing for the payment by the
Master  Servicer of amounts  received by the Master  Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(g)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.     Subservicing  Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                           Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either (i) an  institution  the  accounts  of which are  insured by the FDIC or (ii)  another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments of  interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master
Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the
Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required by,  permitted  by or  consistent  with the Program  Guide and are not  inconsistent  with this
Agreement and as the Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer will remain obligated  under the  related  Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred to or included in the
Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or  different  forms  shall be  consistent  with and not violate  the  provisions  of either this
Agreement  or the Program  Guide in a manner  which would  materially  and  adversely  affect the  interests of the
Certificateholders.  The  Program  Guide and any other  Subservicing  Agreement  entered  into  between  the Master
Servicer and any  Subservicer  shall require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement and of each Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  and adverse  effect on a Mortgage  Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation, as  described  in  Section 2.02,  or on  account of a breach of a  representation  or  warranty,  as  described  in
Section 2.04.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of
Subservicing  Agreements or Seller's  Agreements,  as appropriate,  and the pursuit of other appropriate  remedies, shall be in such form and carried  out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities.
The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or (ii) from a  specific  recovery  of costs, expenses  or  attorneys  fees  against  the party  against  whom such  enforcement  is  directed.  For  purposes of clarification  only,  the parties agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred in  connection  with the  enforcement  of a
Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,   the  Master  Servicer  shall  remain  obligated  and  liable  to  the  Trustee,   and
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and  administering  the Mortgage
Loans.  The  Master  Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer  in its capacity as such except as set forth in  Section 3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or defect or to  repurchase  a  Mortgage  Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the  Master  Servicer  shall for any reason no longer be the master  servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each  Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement  to the same  extent as if the  Subservicing  Agreement  had been  assigned  to the assuming  party  except that the Master  Servicer  shall not thereby be relieved of any  liability  or  obligations under the Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent  with the foregoing,  the Master Servicer or a Subservicer may in its discretion
(subject  to the terms and  conditions  of the  Assignment  Agreement)  (i) waive  any late  payment  charge or any prepayment  charge or penalty  interest in  connection  with the  prepayment of a Mortgage Loan and (ii) extend the
Due Date for payments due on a Mortgage Loan in accordance  with the Program  Guide,  provided,  however,  that the
Master  Servicer  shall first  determine  that any such  waiver or  extension  will not impair the  coverage of any
related  Primary   Insurance   Policy  or  materially   adversely   affect  the  lien  of  the  related   Mortgage.
Notwithstanding  anything  in this  Section to  the  contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such  extension  shall  be made if any  advance  would  be a  Nonrecoverable
Advance.  Consistent  with the terms of this  Agreement,  the Master  Servicer  may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant  indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's  determination  such  waiver,  modification, postponement  or  indulgence is not  materially  adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such  action),  provided,  however,  that the Master
Servicer may not modify  materially  or permit any  Subservicer  to modify any  Mortgage  Loan,  including  without limitation any modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest
(unless in connection  with the liquidation of the related  Mortgage Loan or except in connection with  prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage Loan),  capitalize any amounts  owing on the  Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage
Loan, or extend the final maturity date of such Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master Servicer,  such default is reasonably  foreseeable.  No such  modification  shall reduce the
Mortgage  Rate on a  Mortgage  Loan below the  greater of  (A) one-half  of the  Mortgage  Rate as in effect on the
Cut-off Date and  (B) one-half  of the Mortgage  Rate as in effect on the date of such  modification,  but not less than the sum of the  Servicing  Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity  date for any  Mortgage  Loan  shall not be  extended  beyond  the  Maturity  Date.  Also,  the  aggregate principal  balance of all Reportable  Modified Mortgage Loans subject to Servicing  Modifications  (measured at the time of the  Servicing  Modification  and after giving effect to any  Servicing  Modification)  can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides  written  confirmation  that an increase in excess of that limit will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such
Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully  amortized  over the term of such Mortgage  Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be implemented in accordance  with the Program
Guide and may be  implemented  only by  Subservicers  that have  been  approved  by the  Master  Servicer  for such purposes.  In  connection  with any  Curtailment  of a  Mortgage  Loan,  the  Master  Servicer,  to the  extent not inconsistent  with the terms of the Mortgage  Note and local law and  practice,  may permit the Mortgage Loan to be re-amortized  such that the Monthly  Payment is  recalculated  as an amount that will fully  amortize the remaining principal balance thereof by the original maturity date based on the original  Mortgage Rate;  provided,  that such reamortization  shall not be permitted if it would  constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the  Cut-off  Date  (other  than in respect of  Monthly  Payments  due before or in the month of the
Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and the  principal  component  of any  Subservicer  Advance  or of any  REO  Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage  Rate on the Mortgage  Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO
         Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage Loans  purchased  pursuant to  Section 2.02,  2.03,  2.04 or 4.07  (including amounts  received from  Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment
         Agreement  in  respect  of  any  liability,  penalty  or  expense  that  resulted  from  a  breach  of the representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment  Agreement)  and all amounts  required to be  deposited  in  connection  with the  substitution  of a Qualified  Substitute
         Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts  required  to be  deposited  pursuant  to  Section 3.07(c)  and any  payments  or  collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the  Custodial  Account shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly  Payments due before or in the month of the Cut-off Date) and payments or collections  consisting  of late  payment  charges or  assumption  fees may but need not be deposited by the Master
Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so  deposited,  the Master  Servicer  may at any time  withdraw  such amount  from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  Amounts  received by the Master  Servicer in  connection  with prepayment  charges on the  Mortgage  Loans  shall be remitted by the Master  Servicer on the  Certificate  Account
Deposit Date to the Trustee and shall be deposited by the Trustee,  upon the receipt thereof and written  direction with respect thereto,  into the Certificate  Account. The Custodial Account may contain funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  series and may contain  other funds respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds,
Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07  received in any calendar  month,  the Master  Servicer may elect to treat such amounts as included in the
Available  Distribution  Amount for the Distribution  Date in the month of receipt,  but is not obligated to do so.
If the Master  Servicer so elects,  such amounts  will be deemed to have been  received  (and any related  Realized
Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment  shall be for the  benefit of the
Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out
of its own funds immediately as realized.

(d)      The Master  Servicer  shall give  written  notice to the  Trustee and the  Depositor  of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

(e)      Notwithstanding  Section  3.07(a),  the Master Servicer shall not waive (or permit a Subservicer to waive)
any prepayment charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency, moratorium,  receivership  and other similar laws relating to creditors'  rights  generally,  (ii) the  enforcement thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in connection with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing  similar
Mortgage Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into  account the value of such  prepayment charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  prepayment  charge  in connection  with a  refinancing  of a Mortgage  Loan that is not related to a default or a  reasonably  foreseeable default.  If a  prepayment  charge is waived,  but does not meet the  standards  described  above,  then the Master
Servicer  is  required  to remit the amount of such  waived  prepayment  charge to the Trustee at the time that the amount  prepaid on the related  Mortgage  Loan is required to be deposited  into the  Custodial  Account,  and upon receipt  thereof and written  direction  with  respect  thereto,  the Trustee  shall  deposit  such amount into the
Certificate  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any payments made by the Master
Servicer in respect of any waived  prepayment  charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing  Account is not an Eligible Account,  the Master Servicer shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of late charges or  assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the Master  Servicer.  The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and  interest  less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of  foreclosure or otherwise.  All such advances  received by the Master
Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage  Loan) on any
Curtailment  received  by such  Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related  Mortgage
Loan as of the first day of such month,  from the date of application  of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made pursuant to Sections 3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer  shall,  and the  Subservicers  will,  pursuant to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that  compliance  with this  Section 3.09  shall  make any  Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
         Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or other  expenses  made  pursuant  to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,   Liquidation  Proceeds  and  proceeds  from  the  purchase  of  a  Mortgage  Loan  pursuant  to
         Section 2.02,  2.03, 2.04 or 4.07) which represent (A) Late  Collections of Monthly Payments for which any such  advance  was made in the case of  Subservicer  Advances or Advances  pursuant  to  Section 4.04  and
         (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment  received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by
         Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest
         (but not in excess of the Servicing  Fee and the  Subservicing  Fee, if not  previously  retained)  which, when  deducted,  will result in the remaining  amount of such interest  being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)
         on the amount  specified  in the  amortization  schedule of the  related  Mortgage  Loan as the  principal balance  thereof at the  beginning  of the period  respecting  which such  interest  was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds and other  property  deposited  in or credited to the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Depositor or any other appropriate
         Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts  received  thereon and not  required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the  extent  provided  in  subsection  (c) below,  and any  Advance or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the Master  Servicer, default is reasonably  foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a prior calendar month;

(viii)   to reimburse  itself or the Depositor  for expenses  incurred by and  reimbursable  to it or the Depositor pursuant to  Section 3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01 or otherwise,  or in  connection  with enforcing  any  repurchase,  substitution  or  indemnification  obligation  of any Seller  (other than the
         Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in connection with  the  restoration  of  property  damaged  by an  Uninsured  Cause,  and  (b) in  connection  with the liquidation of a Mortgage Loan or  disposition  of an REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07,  including any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in  connection  with  withdrawals  pursuant  to  clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master
Servicer  shall keep or cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the
Appraised Value at origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided  that such  Primary  Insurance  Policy was in place as of the Cut-off  Date and the Master
Servicer had knowledge of such Primary  Insurance  Policy.  The Master Servicer shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the  initial  issuance  of the  Certificates  and is  required to be kept in force hereunder unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency  for  mortgage  pass-through certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any,  the  Trustee and  Certificateholders,  claims to the  insurer  under any  Primary  Insurance
Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance  Policies  respecting defaulted  Mortgage  Loans.  Pursuant to  Section 3.07,  any  Insurance  Proceeds  collected  by or remitted to the
Master  Servicer  under any Primary  Insurance  Policies  shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer  shall cause to be maintained  for each Mortgage  Loan fire  insurance  with extended coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100% of the insurable value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any Subservicer that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master  Servicer shall also cause to be  maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application  of any  co-insurance  clause  contained  in the  related  hazard  insurance  policy.  Pursuant to
Section 3.07,  any amounts  collected  by the Master  Servicer  under any such  policies  (other than amounts to be applied to the  restoration  or repair of the  related  Mortgaged  Property or  property  thus  acquired or amounts released  to the  Mortgagor  in  accordance  with the  Master  Servicer's  normal  servicing  procedures)  shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the
Master Servicer in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent  permitted by  Section 3.10.
It is understood  and agreed that no earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations  as shall at any  time be in  force  and as shall  require  such  additional  insurance.  Whenever  the improvements  securing a Mortgage Loan are located at the time of  origination of such Mortgage Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood  insurance (to the extent  available)
to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such  insurance  available for the related  Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).

         In the event that the Master  Servicer  shall  obtain and maintain a blanket  fire  insurance  policy with extended coverage  insuring against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section 3.12(a),  it being  understood and agreed  that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section 3.12(a)  and there  shall have been a loss which  would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit
Date next  preceding the  Distribution  Date which occurs in the month  following the month in which payments under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its  activities  as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

(b)      The  Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie
Mac.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this  Section 3.12(b)
shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding  the  foregoing:  (i)  the  Master  Servicer  shall  not be  deemed  to be in  default  under  this
Section 3.13(a)  by reason of any  transfer  or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause  contained  in any  Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master Servicer's or related  Subservicer's  duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a
Mortgagor,  and such Person is to enter into an assumption or modification  agreement or supplement to the Mortgage
Note or Mortgage  which  requires the  signature  of the  Trustee,  or if an  instrument  of release  signed by the
Trustee is  required  releasing  the  Mortgagor  from  liability  on the  Mortgage  Loan,  the Master  Servicer  is authorized,  subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the  Mortgaged  Property is to be  conveyed  and such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws regarding  assumptions or the transfer of the Mortgaged Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final,  temporary or proposed Treasury  regulations  promulgated  thereunder)
and cause any  REMIC created  hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on "prohibited  transactions"  or  "contributions"  after the Startup Date under the REMIC  Provisions.  The Master
Servicer  shall  execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not  conflict  with or violate any terms of this  Agreement or cause the unpaid  balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction involving the  assumption  or transfer (A) the Mortgage  Loan will continue to be secured by a first  mortgage lien
(or,  with respect to any junior  lien,  a junior lien of the same  priority in relation to any senior lien on such
Mortgage Loan) pursuant to the terms of the Mortgage,  (B) such  transaction will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,
(D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged Property is to be released from  liability on the Mortgage Loan, the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release will not (based on the
Master Servicer's or related  Subservicer's  good faith  determination)  adversely affect the collectability of the
Mortgage  Loan.  Upon  receipt  of  appropriate  instructions  from the  Master  Servicer  in  accordance  with the foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or substitution of liability as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated  by such  documents,  the
Master Servicer shall cause the originals or true and correct copies of the assumption  agreement,  the release (if any), or the  modification  or  supplement to the Mortgage Note or Mortgage to be deposited  with the Mortgage File for such Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer  for entering into an  assumption  or  substitution  of liability  agreement  will be retained by the Master  Servicer or such related
Subservicer as additional servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or  demolition  of the related  Mortgaged  Property or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such  Mortgage Loan would not be adversely  affected  thereby and that any REMIC  created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to  Section 10.01(f))  that no tax on  "prohibited  transactions"  or  "contributions"  after the  Startup  Date  would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing  such a request will be retained by the Master  Servicer or such  Subservicer  as  additional  servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master
Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee and Master  Servicer,  providing the  following:  (i) that the
Mortgage  Loan is  secured by  Mortgaged  Property  located in a  jurisdiction  in which an  assignment  in lieu of satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise comply with, or  facilitate a  refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction is solely to comply  with,  or  facilitate  the  transaction  under,  such local laws;  (iii) that the  Mortgage  Loan following  the proposed  assignment  will have a rate of interest more than the greater of (A) 3% and (B) 5% of the annual yield of the unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related
Mortgage  Loan.  Upon approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the
Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the Master  Servicer  shall  treat such amount as a  Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii)  arranging for a repayment  plan or (iii)  agreeing to a  modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the Master  Servicer  shall,  consistent  with
Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program  Guide;
provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other  reimbursable  charges in  connection  with any  foreclosure,  or  attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration  and/or  foreclosure will increase the proceeds of  liquidation  of the Mortgage  Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such  expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually  recoverable  from related  Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a  determination  by the Master  Servicer  pursuant  to this  Section 3.14(a),  the Master  Servicer  shall be entitled to  reimbursement  of its funds so expended  pursuant to  Section 3.10.  In addition,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with Sections 2.03 and 2.04.  However,  the Master Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its reasonable  discretion  that one such  remedy is more  likely to result in a greater  recovery  as to the  Mortgage
Loan.  Upon the  occurrence  of a Cash  Liquidation  or REO  Disposition,  following  the deposit in the  Custodial
Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries  referred to in the definition  of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit  signed by a Servicing  Officer,  the Trustee or the  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Custodial  File and the Trustee  shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary  to vest in the Master  Servicer or its  designee,  as the case may be, the related  Mortgage  Loan,  and thereafter  such  Mortgage  Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other provision of this Agreement,  in the Master Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections or the amount of any Realized  Loss,  the Master  Servicer may take into account  minimal  amounts of additional  receipts expected to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any  Mortgaged  Property is  acquired  by the Trust Fund as an REO  Property by foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the  related  Mortgage  Loan,  such REO  Property  shall  (except as  otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent  with the  foregoing  for  purposes of all  calculations  hereunder  so long as such REO Property shall be  considered  to be an  Outstanding  Mortgage  Loan it  shall be  assumed  that,  notwithstanding  that the indebtedness  evidenced  by the  related  Mortgage  Note shall have been  discharged,  such  Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders, but in all  cases,  within  three  full  years  after the  taxable  year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which  such  property  is  located)  law to  maintain  the  status of each  REMIC  created hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such  property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master  Servicer  (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed  to the
Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  created  hereunder  to fail to qualify as a REMIC (for  federal (or any  applicable
State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust
Fund may  continue to hold such REO  Property  (subject to any  conditions  contained  in such Opinion of Counsel).
The Master  Servicer  shall be entitled  to be  reimbursed  from the  Custodial  Account for any costs  incurred in obtaining  such  Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this
Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to continue to be rented) or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the
Code or (ii)  subject any REMIC  created  hereunder  to the  imposition  of any federal  income taxes on the income earned from such REO Property,  including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the
Master  Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the  imposition  of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than  Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the Master  Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of  accrued  and  unpaid  interest  on the
Mortgage  Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related Due Period  prior to the  Distribution
Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury  Regulation Section 1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related Custodial File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form attached hereto as Exhibit G,  or, in the case of a Custodian,  an electronic request in a form acceptable to the Custodian, requesting  delivery to it of the  Custodial  File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release,  or cause the Custodian to release,  the related  Custodial  File to the Master  Servicer.
The Master  Servicer is authorized to execute and deliver to the  Mortgagor the request for  reconveyance,  deed of reconveyance  or release or  satisfaction  of  mortgage  or such  instrument  releasing  the lien of the  Mortgage, together with the Mortgage Note with, as appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the
Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release,  including any applicable UCC termination  statements.  No expenses incurred in connection with any instrument of  satisfaction or deed of  reconveyance  shall be chargeable to the Custodial  Account or the
Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the
Custodial  File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage Loan under any Required
Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the  Custodial  File or any  document  therein  to the  Master  Servicer.  The  Master  Servicer  shall  cause each
Custodial  File or any document  therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated  and the  Liquidation  Proceeds  relating to the  Mortgage  Loan have been  deposited  in the  Custodial
Account or (ii) the  Custodial  File or such document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes of  initiating  or pursuing legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either  judicially or non-judicially,  and the  Master  Servicer  has  delivered  directly  or  through a  Subservicer  to the  Trustee a certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial
File or  such  document  was  delivered  and  the  purpose  or  purposes  of such  delivery.  In the  event  of the liquidation  of a Mortgage  Loan,  the Trustee  shall  deliver the Request for Release with respect  thereto to the
Master Servicer upon the Trustee's  receipt of notification  from the Master Servicer of the deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts  provided for by clauses (iii),  (iv), (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage  Loan  basis.  In the  event  that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon
(including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and  to  pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any  Servicing  Fee or
Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the  Custodial  Account or the  Certificate  Account or  otherwise  shall be  retained  by the
Master  Servicer  or the  Subservicer  to the extent  provided  herein,  subject  to clause  (e) below.  Prepayment charges  shall be  deposited  into the  Certificate  Account  and  shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and the  Custodian)  and shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any) for such  Distribution  Date used to cover  Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing  Fee to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain  realized  from any  investment of funds held in the Custodial  Account or the Certificate  Account to which the Master Servicer is entitled  pursuant to Sections  3.07(c) or 4.01(c),  respectively.  In making such  reduction,  the Master Servicer shall not withdraw from the  Custodial  Account  any such amount  representing  all or a portion of the  Servicing  Fee to which it is entitled  pursuant  to  Section 3.10(a)(iii)  and shall not  withdraw  from the  Custodial  Account or  Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(c).

(f)      With respect to any  Distribution  Date,  Prepayment  Interest  Shortfalls  on the Mortgage  Loans will be covered first, by the Master  Servicer,  but only to the extent such Prepayment  Interest  Shortfalls do not exceed
Eligible Master Servicing Compensation.

(g)      With respect to any Distribution  Date,  Compensating  Interest derived from a particular Loan Group shall be used on such  Distribution  Date to cover any  Prepayment  Interest  Shortfalls  in such Loan  Group and then to cover any  Prepayment  Interest  Shortfalls  on the other Loan Group in the same manner and priority as Excess Cash
Flow would cover such shortfalls pursuant to Section 4.02.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than  fifteen days  after it receives a written  request from the Trustee or the Depositor,  the
Master  Servicer  shall  forward to the Trustee and the  Depositor a statement,  certified by a Servicing  Officer, setting  forth the status of the  Custodial  Account as of the close of  business on such  Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals from the Custodial  Account in respect of the Mortgage Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall deliver to the Depositor and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the Commission,  (i) a servicing assessment as described in  Section 4.03(f)(ii)  and (ii)
a servicer  compliance  statement,  signed by an authorized  officer of the Master Servicer,  as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(A)      A review of the Master  Servicer's  activities  during the reporting  period and of its performance  under this Agreement has been made under such officer's supervision.

(B)      To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its obligations  under this Agreement in all material  respects  throughout the reporting  period or,  if there  has been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified  Public  Accountants,  to furnish to the Depositor and the Trustee the  attestation  required  under Item
1122(b) of  Regulation AB.  In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable statements for examinations  conducted by independent public  accountants  substantially in accordance with standards  established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master  Servicer shall afford the Depositor and the Trustee,  upon  reasonable  notice,  during normal business  hours access to all records  maintained by the Master  Servicer in respect of its rights and  obligations hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the
Master Servicer shall furnish the Depositor with its most recent  financial  statements and such other  information as  the  Master  Servicer  possesses  regarding  its  business,  affairs,  property  and  condition,  financial  or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any Person or  Persons  identified  by the  Depositor  or  Residential  Funding.  The  Depositor  may  enforce  the obligation of the Master  Servicer  hereunder  and may, but it is not obligated to,  perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.  Neither the  Depositor  nor the Trustee  shall have the responsibility  or liability for any action or failure to act by the Master  Servicer and they are not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     [Reserved].

Section 3.22.     Advance Facility.

(a)      The  Master  Servicer  is  hereby  authorized  to enter  into a  financing  or other  facility  (any  such arrangement,  an "Advance  Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to another
Person (an  "Advancing  Person")  the Master  Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf,  the Master
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
("Advance Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable Advances ("Servicing Advance
Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set  forth in  Section 3.10(a)(ii)  and  (vii)  and  remit  such  Reimbursement  Amounts  in accordance  with this  Section 3.22  or otherwise in accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility  Trustee")  designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so directed  in writing,  the Trustee is hereby  authorized  to and shall pay to the Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications of a Master Servicer or a Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

(b)      If  the  Master  Servicer  enters  into  an  Advance   Facility  and  makes  the  election  set  forth  in
Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person  shall  deliver to the Trustee a written notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts
(each to the extent such type of  Reimbursement  Amount is  included  within the Advance  Facility)  on  subsequent
Distribution  Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance
Facility  Notice may only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing Person (and any related Advance Facility Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance with  Section 3.10(a)(ii)  and (vii) hereof,  assuming the Master  Servicer or the Advancing  Person had made the related  Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement,  no Person shall be entitled to reimbursement from funds held in the Collection Account for future  distribution to  Certificateholders pursuant to this  Agreement.  Neither the Depositor  nor the Trustee shall have any duty or liability  with respect to the calculation of any Reimbursement  Amount,  nor shall the Depositor or the Trustee have any responsibility to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility to track,  monitor or verify the  payment of  Reimbursement  Amounts  to the  related  Advancing  Person or Advance
Facility  Trustee.  The Master  Servicer  shall  maintain and provide to any successor  master  servicer a detailed accounting on a loan-by-loan  basis as to amounts advanced by, sold,  pledged or assigned to, and reimbursed to any
Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided by the Master Servicer, and the successor master servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the Trustee  agrees to execute  such acknowledgments,  certificates,  and other documents reasonably  satisfactory to the Trustee provided by the Master
Servicer and reasonably  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance
Facility  Trustee in such  Reimbursement  Amounts as the Master  Servicer  may cause to be made  subject to Advance
Facilities  pursuant to this  Section 3.22,  and such other documents in connection  with such Advance  Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance  Facility Trustee and reasonably satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected  with respect to each  Mortgage  Loan shall be allocated to  outstanding unreimbursed  Advances or  Servicing  Advances (as the case may be) made with  respect to that  Mortgage  Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)      Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer") and the Advancing
         Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance  with this  Section 3.22(e)  to the reimbursement of Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed from payments or  recoveries,  if any,  from the  related  Mortgagor,  and  Liquidation  Proceeds or  Insurance
         Proceeds,  if any,  with  respect  to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance  Facility  Trustee in
         such Advances  and/or  Servicing  Advances,  second to the Master  Servicer in respect of Advances  and/or
         Servicing  Advances  related to that  Mortgage  Loan in excess of those in which the  Advancing  Person or
         Advance  Facility  Trustee Person has an interest,  and third, to the Successor Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances  and  Servicing  Advances  that are  Nonrecoverable
         Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing  Advances that are  Nonrecoverable  Advances owed to the
         Advancing  Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the
         FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the
         Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the
         Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
         Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
         Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
         Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of  limiting  the  generality  of the  foregoing,  if the  Master
         Servicer  resigns or is terminated at a time when the Master  Servicer is a party to an Advance  Facility, and is  replaced by a  Successor  Master  Servicer,  and the  Successor  Master  Servicer  directly  funds
         Advances or Servicing  Advances  with respect to a Mortgage Loan and does not assign or pledge the related
         Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee,  then all payments and recoveries  received  from the related  Mortgagor  or received in the form of  Liquidation  Proceeds  with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing  Person or Advance  Facility Trustee until the  related  Reimbursement  Amounts  attributable  to such  Mortgage  Loan  that are  owed to the  Master
         Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master  Servicer,  have been  reimbursed  in full,  at which  point the  Successor  Master
         Servicer  shall be  entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage  Loan  pursuant  to  Section 3.10  of this  Agreement.  To the  extent  that the
         Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances  and  Servicing  Advances funded by the Master  Servicer  to the extent the  related  rights to be  reimbursed  therefor  have not been sold, assigned or pledged to an Advancing Person.

(g)      Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as  described  generally in this  Section 3.22,  including amendments to add  provisions  relating to a successor  master  servicer,  may be entered into by the Trustee,  the
Depositor and the Master Servicer  without the consent of any  Certificateholder,  with written  confirmation  from each  Rating  Agency  that the  amendment  will not  result in the  reduction  of the  ratings  on any Class of the
Certificates  below the lesser of the then  current or original  ratings on such  Certificates  and  delivery of an
Opinion of Counsel as required under  Section 11.01(c),  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)      Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor  Master Servicer or
any other Person might  otherwise have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances  and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement
Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned  to the  Advancing  Person,  then upon the  delivery of a written notice  signed by the  Advancing  Person and the  Master  Servicer  or its  successor  or  assign)  to the  Trustee terminating  the  Advance  Facility  Notice  (the  "Notice of Facility  Termination"),  the Master  Servicer or its
Successor  Master  Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After  delivery  of any Advance  Facility  Notice,  and until any such  Advance  Facility  Notice has been terminated  by a Notice of  Facility  Termination,  this  Section 3.22  may not be  amended or  otherwise  modified without the prior written consent of the related Advancing Person.

Section 3.23.     Special Servicing.

(a)      Subject to the  conditions  described in Section  3.23(b) below,  the Holder of the Class SB  Certificates may (but is not  obligated  to) appoint a special  servicer  (each,  a "Special  Servicer") to service any Mortgage
Loan  which is  delinquent  in payment  by 120 days or more as of the  related  Special  Servicing  Transfer  Date;
provided,  however,  that the  aggregate  Stated  Principal  Balance of  Mortgage  Loans  transferred  to a Special
Servicer  pursuant to this  Section  shall not equal or exceed 10% of the Cut-off Date  Balance.  The Holder of the
Class SB  Certificates  shall give the Trustee and the Master  Servicer not less than 40 days prior written  notice of the date on which it  anticipates  the  transfer of servicing  with  respect to any  Mortgage  Loan to a Special
Servicer to occur (the "Special Servicing  Transfer Date"),  specifying (i) the Mortgage Loan(s) that it intends to transfer and (ii) the related Special Servicer.

(b)      Any Special  Servicer  appointed  pursuant to Section  3.23(a)  above shall (i) be rated in one of the two highest rating  categories as a special  servicer by at least two of Standard & Poor's,  Moody's and Fitch Ratings,
(ii) satisfy and be subject to all  requirements and obligations of a Subservicer  under this Agreement,  including but not limited to,  servicing in accordance  with the Program Guide and this  Agreement,  (iii) be approved by the
Master  Servicer  (which  approval shall not be  unreasonably  withheld),  (iv) be capable of full  compliance with
Regulation  AB and (v) sign an  acknowledgement  agreeing to be bound by this  Agreement.  In addition,  no Special
Servicer  may  modify  a  Mortgage  Loan  without  the  prior  written  consent  of the  Master  Servicer  and such modification shall be in compliance with Section 3.07(a) hereof.

(c)      In connection  with the transfer of the servicing of any Mortgage Loan to a Special  Servicer,  the Master
Servicer or Subservicer  of such Mortgage Loan (the  "Transferring  Servicer")  shall,  at such Special  Servicer's expense,  deliver to such  Special  Servicer  all  documents  and  records  relating to such  Mortgage  Loan and an accounting  of amounts  collected  or held by it and  otherwise  use its best  efforts to effect  the  orderly  and efficient  transfer of the servicing of such Mortgage Loan to such Special  Servicer.  Such Special  Servicer shall thereupon assume all of the rights and obligations of the Transferring  Servicer  hereunder  arising from and after the Special Servicing Transfer Date,  including the right to receive the related  Subservicing Fee from payments of interest  received on such  Mortgage Loan (and shall have no rights or  entitlement  to  compensation  greater than that of the Transferring  Servicer with respect to such Mortgage Loan) and the Transferring  Servicer shall have no further rights or obligations  hereunder with respect to such Mortgage Loan (except that the Master  Servicer shall remain  obligated to master  service  such  Mortgage  Loan  pursuant to this  Agreement).  In  connection  with the transfer  of the  servicing  of any  Mortgage  Loan to a Special  Servicer,  the Master  Servicer  shall  amend the
Mortgage Loan Schedule to reflect that such Mortgage Loans are subserviced by such Special Servicer.

(d)      On any Special  Servicing  Transfer Date, the related Special  Servicer shall  reimburse the  Transferring
Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing  Fees, as applicable,  relating to the
Mortgage  Loans for which the servicing is being  transferred.  The related  Special  Servicer shall be entitled to be reimbursed  pursuant to Section 3.10 or otherwise  pursuant to this Agreement for all such  Advances,  Servicing
Advances and Servicing Fees, as applicable,  paid to the  Transferring  Servicer  pursuant to this Section 3.23. In addition,  in the event that the  Transferring  Servicer is a Subservicer,  the Holder of the Class SB Certificates
or the related Special Servicer shall pay any termination fees due to such  Transferring  Servicer  pursuant to the applicable Subservicing Agreement.

(e)      Each Special  Servicer  agrees to indemnify  and hold the Master  Servicer and the  Transferring  Servicer harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs)  incurred by the Master  Servicer or Transferring  Servicer,  as applicable,  as a result of or in connection with the failure by such Special  Servicer to perform the obligations or  responsibilities  imposed upon or undertaken by such Special Servicer under this Agreement from and after the related Special  Servicing  Transfer
Date.  The Master  Servicer  agrees to indemnify and hold each Special  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by such
Special  Servicer  as a result  of or in  connection  with the  failure  by the  Master  Servicer  to  perform  the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M.  New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any  Advance  for the  immediately  succeeding  Distribution  Date,  (ii) any amount  required to be deposited in the  Certificate  Account  pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e) or Section 4.07,  (iv) any amount required to be paid pursuant to  Section 9.01,  and  (v) other  amounts  constituting  the  Available  Distribution  Amount for the  immediately succeeding Distribution Date.

(b)      On or prior to the Business Day immediately  following each Determination  Date, the Master Servicer shall determine any amounts owed by the Swap Counterparty  under the Swap Agreement and inform the Supplemental  Interest
Trust Trustee in writing of the amount so calculated.

(c)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated  in the name of the  Trustee  for the benefit of the  Certificateholders,  which shall  mature not later than the Business Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such Permitted  Investment is an obligation of the institution  that maintains such account or fund for which such institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance funds on such
Distribution Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain realized from any such  investment  shall be for the benefit of the  Master  Servicer  and shall be  subject to its  withdrawal  or order  from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate  Account by the Master
Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute  the  Available  Distribution  Amount,  if any,  for such date to the  interests  issued in  respect  of
REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

(b)      (1)      On each Distribution Date, the REMIC I  Distribution  Amount shall be deemed to be distributed by
REMIC I to REMIC II on account of the REMIC I  Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (2)      On each  Distribution  Date,  the  REMIC II  Distribution  Amount  shall be deemed to be distributed  by REMIC II to REMIC III on account of the REMIC II  Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (3)      On each  Distribution  Date,  the REMIC III  Distribution  Amount  shall be deemed to be distributed  by REMIC III to REMIC IV on account of the REMIC III Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

                  (4)      On each  Distribution  Date,  the REMIC IV  Distribution  Amount shall be deemed to have been  distributed  by REMIC IV to the  Certificateholders  on  account  of the  REMIC  IV  Regular  Interests represented thereby in the amounts and with the priorities set forth in the definition thereof.

                  (5)      On each  Distribution  Date,  the  amount,  if any,  deemed  received  by the  Class  SB
      Certificates  in respect of REMIC IV Regular  Interest IO and under the SB-AB Swap Agreement  shall be deemed to have been  paid on  behalf  of the  Class SB  Certificates  by the  Supplemental  Interest  Trust  Trustee
      pursuant  to  Section  4.10 in  respect  of the Net  Swap  Payment  owed to the  Swap  Counterparty.  On each
      Distribution  Date, the amount,  if any,  received by the  Supplemental  Interest Trust Trustee from the Swap
      Counterparty  in respect of the Swap  Agreement  shall be deemed to have been  received  by the  Supplemental
      Interest Trust Trustee on behalf of the Class SB  Certificate.  On each  Distribution  Date,  amounts paid to the Class A and Class M  Certificates  pursuant to Section  4.02(c)(vii)  in respect of Basis Risk  Shortfall shall be deemed to have been paid by the Class SB Certificateholders pursuant to the SB-AM Swap Agreement.

(c)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee and the Supplemental  Interest Trust Trustee,  shall distribute to each  Certificateholder of  record on the next  preceding  Record  Date  (other  than as  provided  in  Section 9.01  respecting  the final distribution)  either in  immediately  available  funds (by wire  transfer  or  otherwise)  to the  account of such
Certificateholder at a bank or other entity having appropriate  facilities therefor, if such  Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage Interests represented by
Certificates  of the  applicable  Class held by such Holder of the following  amounts),  in the following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the Certificate  Account
(except,  with  respect  to clause  (i)  below,  to the  extent  of and in the  priority  of the  Class A  Interest
Distribution  Priority) and the Supplemental  Interest Trust Account pursuant to Section 4.10(c)  (or, with respect to clause (xi)(B) below, to the extent of prepayment charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Accrued Certificate  Interest payable on the Class A Certificates with  respect  to such  Distribution  Date,  which  amounts  shall be  allocated  pursuant  to the Class A
         Interest  Distribution  Priority,  plus any  related  amounts  accrued  pursuant  to this  clause  (i) but remaining  unpaid from any prior  Distribution  Date,  being paid from and in reduction  of the  Available
         Distribution Amount for such Distribution Date;

(ii)     to the  Class M  Certificateholders,  from  the  amount,  if any,  of the  Available  Distribution  Amount remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class M
         Certificates  with respect to such  Distribution  Date, plus any related amounts accrued  pursuant to this clause  (ii) but  remaining  unpaid  from any prior  Distribution  Date,  sequentially,  to the Class M-1S
         Certificateholders,   Class   M-2S   Certificateholders,   Class   M-3S   Certificateholders,    Class M-4
         Certificateholders,     Class M-5    Certificateholders,     Class M-6    Certificateholders,    Class M-7
         Certificateholders,  Class M-8 Certificateholders and Class M-9  Certificateholders,  in that order, being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(iii)    [reserved];

(iv)     the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be  applied  to  reduce  the
         Certificate  Principal Balance of the applicable  Certificates in each case to the extent of the remaining
         Principal Distribution Amount:

(A)      first,  concurrently,  the Group I Principal Distribution Amount shall be distributed  sequentially to the
                  Class A-I-1 Certificateholders,  Class A-I-2  Certificateholders,  Class A-I-3 Certificateholders
                  and Class A-I-4  Certificateholders,  in that order, in each case until the Certificate Principal
                  Balance thereof has been reduced to zero and the Group II Principal  Distribution  Amount, to the
                  Class A-II  Certificateholders,  until the Certificate Principal Balance thereof has been reduced to zero;

(B)      second,  after  application  of  payments  pursuant to clause (A),  concurrently,  the Group II  Principal
                  Distribution  Amount,   sequentially,   to  the  Class  A-I-1  Certificateholders,   Class  A-I-2
                  Certificateholders,  Class A-I-3 Certificateholders and Class A-I-4  Certificateholders,  in that order,  in each case until the  Certificate  Principal  Balance  thereof has been reduced to zero and the Group I Principal  Distribution Amount, to the Class A-II  Certificateholders,  until the
                  Certificate Principal Balance thereof has been reduced to zero;

(C)      third,  to the Class M-1S,  Class M-2S and Class M-3S  Certificateholders,  in that order,  the Sequential
                  Class M Principal  Distribution  Amount,  in each case until the  Certificate  Principal  Balance thereof has been reduced to zero;

(D)      fourth,  to the Class M-4  Certificateholders,  the Class M-4  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

(E)      fifth,  to the  Class M-5  Certificateholders,  the Class M-5  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

(F)      sixth,  to the  Class M-6  Certificateholders,  the Class M-6  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

(G)      seventh, to the Class M-7  Certificateholders,  the Class M-7  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

(H)      eighth,  to the Class M-8  Certificateholders,  the Class M-8  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

(I)      ninth,  to the  Class M-9  Certificateholders,  the Class M-9  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

(v)      to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any Prepayment Interest
         Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro  rata  basis  based on  Prepayment
         Interest Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing  Compensation on such Distribution Date;

(vi)     to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any Prepayment Interest
         Shortfalls  previously  allocated  thereto  remaining unpaid from prior  Distribution  Dates together with interest  thereon  at the  related  Pass-Through  Rate,  on a pro rata  basis  based on unpaid  Prepayment
         Interest Shortfalls previously allocated thereto;

(vii)    (A)  concurrently,  (1) to the Class A-I  Certificateholders,  the amount of any unpaid Group I Basis Risk
         Shortfalls  allocated  thereto,  on a pro rata  basis  based on the  amount of unpaid  Group I Basis  Risk
         Shortfalls  allocated  thereto,  and (2) to the Class  A-II  Certificateholders,  the amount of any unpaid
         Group  II  Basis  Risk  Shortfalls   allocated   thereto,   and  (B)  sequentially,   to  the  Class  M-1S
         Certificateholders,   Class   M-2S   Certificateholders,   Class   M-3S   Certificateholders,   Class  M-4
         Certificateholders,    Class   M-5   Certificateholders,   Class   M-6   Certificateholders,   Class   M-7
         Certificateholders,  Class M-8  Certificateholders  and Class M-9  Certificateholders,  in that order, the related Class M Basis Risk Shortfall for such Class and that Distribution Date;

(viii)   to the  Class A  Certificateholders  and  Class M  Certificateholders,  Relief  Act  Shortfalls  allocated thereto for such Distribution  Date, on a pro rata basis based on Relief Act Shortfalls  allocated thereto for such Distribution Date,

(ix)     first,  to the  Class A  Certificateholders,  the  principal  portion of any  Realized  Losses  previously allocated  to  those  Certificates  and  remaining  unreimbursed,  on a pro  rata  basis  based  on  their respective  principal  portion of any  Realized  Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  and then,  sequentially,  to the Class M-1S, Class M-2S, Class M-3S,  Class M-4,
         Class M-5,  Class M-6,  Class M-7,  Class M-8  and  Class M-9  Certificateholders,   in  that  order,  the
         principal portion of any Realized Losses previously allocated to such Class and remaining unreimbursed;

(x)      to the  Supplemental  Interest Trust Account for payment to the Swap  Counterparty,  any Swap  Termination
         Payments due to a Swap Counterparty Trigger Event;

(xi)     to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest  thereon,  (II) the amount of any
         Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for any  Distribution  Date
         after the Certificate  Principal  Balance of each Class of Class A  Certificates and Class M  Certificates
         has been reduced to zero, the  Overcollateralization  Amount,  (B) from  prepayment  charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the  Mortgage  Loans  during the related
         Prepayment Period and (C) from Net Swap Payments received by the Supplemental  Interest Trust Trustee,  if any, the amount of such Net Swap Payments remaining after the foregoing distributions; and

(xii)    to the Class R Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)      Notwithstanding  the foregoing  clause (c), upon the reduction of the Certificate  Principal  Balance of a
Class of Class A Certificates or Class M  Certificates to zero, such Class of  Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the Depository shall be responsible for crediting the amount of such  distribution to the accounts of its  Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage  firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Depositor or the Master  Servicer shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(f)      Except  as  otherwise  provided  in  Section 9.01,  if  the  Master  Servicer  anticipates  that  a  final distribution  with respect to any Class of  Certificates  will be made on a future  Distribution  Date,  the Master
Servicer shall, no later than 40 days prior to such  Distribution  Date,  notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding such  Distribution  Date, distribute,  or cause to be distributed,  on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution  with respect to such Class of  Certificates will be made on such  Distribution  Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the prior  calendar  month.  In the event that  Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c)  do not surrender their  Certificates for final  cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates  to be withdrawn from the  Certificate
Account  and  credited to a separate  escrow  account  for the  benefit of such  Certificateholders  as provided in
Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall  forward to the  Trustee and the  Trustee  shall  forward by mail or otherwise  make  available  electronically  on its  website  (which may be  obtained  by any  Certificateholder  by telephoning  the  Trustee at (800)  934-6802)  to each  Holder and the  Depositor  a  statement  setting  forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record  Date,  Determination  Date and  Distribution  Date,  and the  date on  which  the applicable Interest Accrual Period commenced;

(ii)     the  aggregate  amount of payments  received  with respect to the  Mortgage  Loans,  including  prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

(v)      (A)               the amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce  the  Certificate  Principal  Balance  thereof,  and  (B) the  aggregate  amount  included  therein representing Principal Prepayments;

(vi)     the  amount  of such  distribution  to  Holders  of such  Class  of  Certificates  allocable  to  interest
         (including amounts payable as a portion of the Excess Cash Flow);

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the  amount of any  Advance by the Master  Servicer  with  respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

(ix)     the number and Stated  Principal  Balance of the Group I Loans,  the Group II Loans and the Mortgage Loans
         in the aggregate after giving effect to the distribution of principal on such Distribution Date;

(x)      the Certificate  Principal  Balance of each Class of the  Certificates,  before and after giving effect to the amounts distributed on such Distribution Date;

(xi)     the Certificate Principal Balance of each Class of Class A Certificates as of the Closing Date;

(xii)    the Certificate Principal Balance of each Class of Class M Certificates as of the Closing Date;

(xiii)   the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the distribution of principal  on such  Distribution  Date and the number of Mortgage  Loans at the  beginning  and end of the related Due Period;

(xiv)    on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the  number  and Stated
         Principal  Balances  of Group I Loans and Group II Loans that are  Delinquent  (1) 30-59  days,  (2) 60-89 days and (3) 90 or more days and the number and Stated  Principal  Balances  of Group I Loans and Group II
         Loans that are in  foreclosure,  (B) the number and  aggregate  principal  balances  of the Group I Loans,
         Group II Loans and the Mortgage Loans in the aggregate that are  Reportable  Modified  Mortgage Loans that are in  foreclosure  and are REO  Property,  indicating in each case  capitalized  Mortgage  Loans,  other
         Servicing  Modifications  and totals,  and (C) for all Reportable  Modified Mortgage Loans, the number and aggregate  principal  balances  of the  Group I  Loans,  Group  II  Loans  and the  Mortgage  Loans in the
         aggregate  that have been  liquidated,  the  subject of  pay-offs  and that have been  repurchased  by the
         Master Servicer or Seller;

(xv)     the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xvi)    any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due
         Period or that have cumulatively become material over time;

(xvii)   any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xviii)  the number,  aggregate  principal  balance and Stated Principal Balance of any REO Properties with respect to the Group I Loans and Group II Loans;

(xix)    the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xx)     the  aggregate  amount of Realized  Losses  with  respect to the Group I Loans and Group II Loans for such
         Distribution  Date and the  aggregate  amount of  Realized  Losses  with  respect to the Group I Loans and
         Group II Loans incurred since the Cut-off Date;

(xxi)    the  Pass-Through  Rate on each Class of  Certificates,  the Group I Net WAC Cap Rate and the Group II Net
         WAC Cap Rate;

(xxii)   the Group I Basis Risk  Shortfalls,  Group II Basis Risk  Shortfalls,  Class M Basis Risk  Shortfalls  and
         Prepayment Interest Shortfalls;

(xxiii)  the   Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount  following  such
         Distribution Date;

(xxiv)   the number and  aggregate  principal  balance  of the Group I Loans and Group II Loans  repurchased  under
         Section 4.07;

(xxv)    the  aggregate  amount  of any  recoveries  with  respect  to the  Group I Loans  and  Group  II  Loans on previously foreclosed loans from Residential Funding;

(xxvi)   the  weighted  average  remaining  term to maturity  of the Group I Loans and Group II Loans after  giving effect to the amounts distributed on such Distribution Date;

(xxvii)  the weighted  average  Mortgage  Rates of the Group I Loans and Group II Loans after giving  effect to the amounts distributed on such Distribution Date;

(xxviii) the amount of any Net Swap Payment  payable to the  Supplemental  Interest  Trust Trustee on behalf of the
         Supplemental  Interest Trust, any Net Swap Payment payable to the Swap Counterparty,  any Swap Termination
         Payment  payable to the  Trustee on behalf of the  Supplemental  Interest  Trust and any Swap  Termination
         Payment payable to the Swap Counterparty; and

(xxix)   the occurrence of the Stepdown Date.

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating Agency, the Master Servicer shall provide the information  relating to the Reportable  Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after the Master Servicer  receives a written request from a Holder of a Certificate,  other than a Class R Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall  forward,  or cause to be  forwarded,  to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R  Certificate,  a statement  containing the information set forth in clauses
(iv) and (v) of subsection (a) above  aggregated for such calendar year or applicable  portion thereof during which such  Person  was a  Certificateholder.  Such  obligation  of the  Master  Servicer  shall be  deemed  to have been satisfied  to the extent  that  substantially  comparable  information  shall be  provided  by the Master  Servicer pursuant to any requirements of the Code.

(c)      Within a reasonable  period of time after the Master  Servicer  receives a written request from any Holder of a Class R Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Class R  Certificate, a statement containing the applicable  distribution  information provided pursuant to this Section 4.03  aggregated for such  calendar  year or  applicable  portion  thereof  during  which  such  Person  was the Holder of a Class R
Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder,  including  without  limitation,  reports on Form
10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters  that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the Depositor or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master
Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit T-1 hereto or such other form as may be required or  permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of  Regulation AB.  The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation 1122(b)  of  Regulation AB  and
         Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

(h)      This  Section 4.03  may  be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission  by or on behalf of the  Depositor  under the  Exchange  Act,  as soon as  reasonably  practicable  upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the Business Day next  succeeding  each  Determination  Date, the Master
Servicer  shall  furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the
Trustee,  any  Paying  Agent  and the  Depositor  (the  information  in such  statement  to be  made  available  to
Certificateholders  by the Master  Servicer  on  request)  (provided  that the Master  Servicer  shall use its best efforts to deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second  Business  Day prior to the Distribution Date) setting forth (i) the Available  Distribution  Amount, (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding
Certificate  Account  Deposit Date  pursuant to clause  (iii) of  Section 4.01(a),  (iii) the amount of  Prepayment
Interest  Shortfalls  and Basis Risk  Shortfalls and (iv) the Swap Payments,  if any, for such  Distribution  Date.
The  determination  by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct  for all  purposes  hereunder  and the Trustee  shall be  protected  in relying  upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the  Trustee for  deposit in the  Certificate  Account  from its own funds,  or funds  received therefor  from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly  Payments other than Balloon  Payments (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing  Modifications,  Debt Service  Reductions or Relief Act Shortfalls,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period, which  Monthly  Payments  were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect  to each  Balloon  Loan  delinquent  in  respect  of its  Balloon  Payment as of the close of business on the related  Determination  Date,  an amount equal to the assumed  Monthly  Payment (with each interest portion  thereof  adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate)  received from the related  Mortgagor as of the close of business on the related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month until such Balloon Loan is finally  liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and remit to the Trustee for deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of clauses (i) and (ii)
aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following  Distribution  Date.
The Master  Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in  Section 3.07(b)
that has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate  of a Servicing  Officer  delivered to the  Depositor  and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date,  it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such Business Day,  specifying  the portion  of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New York  time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution Date. The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)      first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)     second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)    third, to the Class M-9  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

(iv)     fourth, to the Class M-8  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(v)      fifth, to the Class M-7  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

(vi)     sixth, to the Class M-6  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

(vii)    seventh, to the Class M-5  Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(viii)   eighth, to the Class M-4  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(ix)     ninth, to the Class M-3S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(x)      tenth, to the Class M-2S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

(xi)     eleventh,  to the Class M-1S  Certificates,  until the  Certificate  Principal  Balance  thereof  has been reduced to zero; and

(xii)    twelfth,  for losses on the Group I Loans to the  Class A-I-1,  Class A-I-2,  Class A-I-3  and Class A-I-4
                           Certificates  on  a  pro  rata  basis,  based  on  their  then  outstanding  Certificate
                           Principal  Balances  prior  to  giving  effect  to  distributions  to be  made  on  such
                           Distribution  Date, until the Certificate  Principal Balance of each such Class has been reduced  to zero and for losses on the Group II Loans,  to the Class A-II  Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero.

(c)      An  allocation  of a  Realized  Loss  on a "pro  rata  basis"  among  two or  more  specified  Classes  of
Certificates  means an  allocation  on a pro rata  basis,  among the  various  Classes so  specified,  to each such
Class of Certificates on the basis of their then outstanding  Certificate Principal Balances prior to giving effect to distributions to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date in the case of an interest portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions)  to the  Class A  Certificates  or  Class M  Certificates  shall be made by  reducing  the  Certificate
Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such
Distribution Date;  provided,  that no such reduction shall reduce the aggregate  Certificate  Principal Balance of the Certificates  below the aggregate Stated Principal  Balance of the Mortgage Loans.  Allocations of the interest portions of Realized  Losses  (other than any interest  rate  reduction  resulting  from a Servicing  Modification)
shall  be made  by  operation  of the  definition  of  "Accrued  Certificate  Interest"  for  each  Class for  such
Distribution  Date.  Allocations  of the  interest  portion of a Realized  Loss  resulting  from an  interest  rate reduction  in  connection  with a Servicing  Modification  shall be made by  operation  of the  priority of payment provisions of  Section 4.02(c).  Allocations of the principal  portion of Debt Service  Reductions shall be made by operation of the  priority of payment  provisions  of  Section 4.02(c).  All  Realized  Losses and all other losses allocated  to a  Class of  Certificates  hereunder  will be  allocated  among  the  Certificates  of such  Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution  Date to the REMIC I
Regular  Interests,  the REMIC II  Regular  Interests  and the REMIC  III  Regular  Interests  as  provided  in the definition of REMIC I Realized Losses, REMIC II Realized Losses and REMIC III Realized Losses, respectively.

(e)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs  (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall  be  deemed  allocated  to the  Class SB  Certificates.  Realized  Losses  allocated  to the
Class SB  Certificates  shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to REMIC IV Regular  Interest  SB-IO.  Realized  Losses  allocated to the Excess Cash Flow pursuant to paragraph (b) of this Section shall be deemed to reduce Accrued  Certificate  Interest on REMIC IV Regular Interest
SB-IO.  Realized  Losses  allocated  to  the  Overcollateralization  Amount  pursuant  to  paragraph  (b)  of  this
Section shall  be deemed  first to reduce  the  principal  balance of REMIC IV Regular  Interest  SB-PO  until such principal  balance shall have been reduced to zero and  thereafter to reduce  accrued and unpaid  interest on REMIC
IV Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements  imposed by such Sections 6050H, 6050J and
6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage  Loan which is  delinquent  in payment by 90 days or more,  (i) the Holder of the Class SB  Certificate  may,  at its  option,  upon twenty  days prior  written  notice to the Master  Servicer, purchase  such Mortgage Loan from the Trustee at the Purchase  Price  therefore,  except that in no event shall the
Holder of the Class SB  Certificate  purchase such  Mortgage  Loan where the  aggregate  value of all such Mortgage
Loans  purchased  by the  Holder of the Class SB  Certificate  would be  greater  than  three  percent  (3%) of the
Certificate  Principal  Balance  of any  Certificate  and (ii) if the Holder of the Class SB  Certificate  fails to provide notice pursuant to the immediately  preceding  sentence,  the Master Servicer may, at its option,  purchase such  Mortgage  Loan from the Trustee at the Purchase  Price  therefor;  provided,  that with respect to the Master
Servicer,  such Mortgage Loan that becomes 90 days or more delinquent  during any given Calendar Quarter shall only be eligible for  purchase  pursuant to this Section  during the period  beginning on the first  Business Day of the following  Calendar  Quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the
Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the
Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without  recourse to the Master Servicer which shall succeed to all the Trustee's right,  title and interest in and to such  Mortgage  Loan,  and all security and  documents  relative  thereto.  Such  assignment shall be an assignment  outright and not for security.  The Master  Servicer will thereupon own such Mortgage,  and all such  security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.

Section 4.08.     [Reserved].

Section 4.09.     [Reserved].

Section 4.10.     Swap Agreement.

(a)      On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the  Supplemental  Interest  Trust Account and (ii) for
the benefit of the Certificateholders, cause the Supplemental Interest Trust to enter into the Swap Agreement.

(b)      The  Supplemental  Interest  Trust Trustee shall deposit in the  Supplemental  Interest  Trust Account all payments  that are payable to the  Supplemental  Interest  Trust under the Swap  Agreement.  Net Swap  Payments and
Swap Termination  Payments (other than Swap Termination  Payments resulting from a Swap Counterparty Trigger Event)
payable by the  Supplemental  Interest  Trust to the Swap  Counterparty  pursuant  to the Swap  Agreement  shall be excluded from the Available  Distribution  Amount and paid to the Swap  Counterparty  prior to any distributions to the  Certificateholders.  On each  Distribution  Date, such amounts will be remitted by the  Supplemental  Interest
Trust Trustee to the  Supplemental  Interest Trust Account for payment to the Swap  Counterparty,  and such amounts
(plus any amounts deposited into the Supplemental  Interest Trust Account pursuant to Section  4.02(c)(x)) shall be paid to the Swap  Counterparty in the following  order of priority:  first to make any Net Swap Payment owed to the
Swap  Counterparty  pursuant  to the Swap  Agreement  for  such  Distribution  Date;  and  second  to make any Swap
Termination  Payment (not due to a Swap Counterparty  Trigger Event) owed to the Swap Counterparty  pursuant to the
Swap  Agreement  for  such  Distribution  Date.  For  federal  income  tax  purposes,  such  amounts  paid  to  the
Supplemental  Interest  Trust  Account on each  Distribution  Date shall first be deemed  paid to the  Supplemental
Interest  Trust Account in respect of REMIC IV  Regular  Interest IO to the extent of the amount  distributable  on such REMIC IV Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the
Supplemental  Interest  Trust  Account  in  respect  of the SB-AM  Swap  Agreement.  Any Swap  Termination  Payment
triggered by a Swap Counterparty  Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be subordinated to distributions  to the Holders of the Class A  Certificates and Class M Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap Payments payable by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee on behalf of the Supplemental  Interest Trust pursuant to the Swap Agreement shall be deposited by the Supplemental  Interest
Trust Trustee into the Supplemental Interest Trust Account and shall be applied  in accordance with Section 4.02.

(d)      Subject to Sections 8.01 and 8.02 hereof,  the  Supplemental  Interest Trust Trustee agrees to comply with the terms of the Swap Agreement and to enforce the terms and provisions  thereof  against the Swap  Counterparty at the written  direction  of the Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  or if the
Supplemental  Interest  Trust Trustee does not receive such  direction  from such  Certificateholders,  then at the written direction of Residential Funding.

(e)      The  Supplemental  Interest Trust Account shall be an Eligible  Account.  Amounts held in the Supplemental
Interest Trust Account from time to time shall continue to constitute  assets of the  Supplemental  Interest Trust, but not of the REMICs,  until released from the Supplemental  Interest Trust Account pursuant to this Section 4.10.
The  Supplemental  Interest  Trust  Account  constitutes  an "outside  reserve fund" within the meaning of Treasury
Regulation Section 1.860G-2(h)  and is not an asset of the REMICs.  The  Class SB  Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest Trust Trustee shall keep records that  accurately  reflect  the funds on  deposit in the  Supplemental  Interest  Trust  Account.  The  Supplemental
Interest Trust Trustee shall,  at the written  direction of the Master  Servicer,  invest amounts on deposit in the
Supplemental  Interest  Trust  Account  in  Permitted  Investments.  In the  absence of  written  direction  to the
Supplemental  Interest  Trust  Trustee  from the Master  Servicer,  all funds in the  Supplemental  Interest  Trust
Account shall remain uninvested.

(f)      The  Supplemental  Interest  Trust Trustee shall,  on behalf of the holders of each Class of  Certificates
(other than the Class SB Certificates and Class R  Certificates) enter into the SB-AM Swap Agreement,  with itself, on behalf of the  holders of the  Class SB  Certificates.  Pursuant  to the SB-AM Swap  Agreement,  all  holders of
Certificates (other than the Class SB  Certificates and Class R  Certificates) shall be treated as having agreed to pay, on each  Distribution  Date,  to the holder of the  Class SB  Certificates  an  aggregate  amount equal to the excess,  if  any,  of (i)  the  amount  payable  on  such  Distribution  Date  on  the  REMIC IV  Regular  Interest
corresponding  to such Class of  Certificates  over (ii) the amount payable on such Class of  Certificates  on such
Distribution  Date (such  excess,  a "Class IO  Distribution  Amount").  In  addition,  pursuant  to the SB-AM Swap
Agreement,  the holder of the  Class SB  Certificates  shall be treated as having  agreed to pay the related  Basis
Risk  Shortfalls  to  the  holders  of  the  Certificates  (other  than  the  Class SB   Certificates  and  Class R
Certificates)  in  accordance  with the terms of this  Agreement.  Any  payments to the  Certificates  from amounts deemed received in respect of the SB-AM Swap Agreement  shall not be payments with respect to a "regular  interest"
in a REMIC within the meaning of Code  Section 860G(a)(1).  However,  any payment from the Certificates (other than the Class SB  Certificates  and Class R  Certificates)  of a Class IO Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates in respect of the REMIC IV  Regular  Interest corresponding to such Class of Certificates  and as having been paid by such holders to the  Supplemental  Interest
Trust Account pursuant to the SB-AM Swap Agreement.  Thus, each Certificate  (other than the Class R  Certificates)
shall be treated as  representing  not only  ownership of regular  interests in REMIC IV,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)      Upon the  occurrence of an Early  Termination  Date,  the  Supplemental  Interest  Trust Trustee shall use reasonable  efforts to appoint a successor swap  counterparty.  To the extent that the Supplemental  Interest Trust
Trustee receives a Swap Termination  Payment from the Swap  Counterparty,  the Supplemental  Interest Trust Trustee
shall  apply  such Swap  Termination  Payment  to  appoint a  successor  swap  counterparty.  In the event that the
Supplemental  Interest Trust receives a Swap Termination  Payment from the Swap Counterparty and a replacement swap agreement or similar  agreement cannot be obtained within 30 days after receipt by the Supplemental  Interest Trust
Trustee of such Swap  Termination  Payment,  then the  Supplemental  Interest Trust Trustee shall deposit such Swap
Termination Payment into a separate,  non interest bearing account and will, on each subsequent  Distribution Date, withdraw  from the  amount  then  remaining  on  deposit in such  reserve  account an amount  equal to the Net Swap
Payment,  if any, that would have been paid to the  Supplemental  Interest Trust by the original Swap  Counterparty calculated  in  accordance  with the terms of the  original  Swap  Agreement,  and  deposit  such  amount  into the
Supplemental  Interest Trust Account for distribution on such  Distribution  Date pursuant to  Section 4.02(c).  To the  extent  that the  Supplemental  Interest  Trust is  required  to pay a Swap  Termination  Payment  to the Swap
Counterparty,  any upfront payment  received from the  counterparty to a replacement swap agreement will be used to pay such Swap  Termination  Payment  prior to using any  portion  of the  Available  Distribution  Amount  for such
Distribution Date.

(h)      The  Supplemental  Interest Trust Trustee is hereby  directed by the  Depositor,  on or before the Closing
Date, to sign the Swap  Agreement and the SB-AM Swap  Agreement on behalf of the  Supplemental  Interest  Trust for the benefit of the  Certificateholders,  in the form presented to it by the Depositor.  The  Supplemental  Interest
Trust Trustee shall have no responsibility  for the contents,  adequacy or sufficiency of the Swap Agreement or the
SB-AM Swap Agreement, including, without limitation, any representations and warranties contained herein.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A Certificates,  Class M  Certificates,  Class SB Certificates and Class R Certificates shall be substantially  in the forms set forth in Exhibits A,  B, C and D,  respectively,  and shall,  on original issue, be executed and delivered by the Trustee to the Certificate  Registrar for  authentication and delivery to or upon the order of the Depositor  upon receipt by the Trustee or the Custodian of the  documents  specified in  Section 2.01.
Each class of Class A  Certificates and the Class M Certificates shall be issuable in minimum dollar  denominations of $100,000  and  integral  multiples  of $1 in excess  thereof.  The  Class SB  Certificates  shall be issuable in registered,  certificated form in minimum  percentage  interests of 5.00% and integral multiples of 0.01% in excess thereof.  Each  Class of  Class R  Certificates  shall  be  issued  in  registered,  certificated  form in  minimum percentage  interests of 20.00% and integral  multiples of 0.01% in excess  thereof;  provided,  however,  that one
Class R  Certificate of each Class will be issuable to the REMIC  Administrator as "tax matters person" pursuant to
Section 10.01(c)  in a  minimum  denomination  representing  a  Percentage  Interest  of not less than  0.01%.  The
Certificates  shall be  executed  by manual or  facsimile  signature  on behalf  of an  authorized  officer  of the
Trustee.  Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any
Certificate  shall  be  conclusive  evidence,  and  the  only  evidence,   that  such  Certificate  has  been  duly
authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)      (i)      The  Class A  Certificates  and Class M  Certificates  shall  initially  be issued as one or more
Certificates  registered in the name of the Depository or its nominee and, except as provided  below,  registration of such  Certificates  may not be transferred by the Trustee except to another  Depository that agrees to hold such
Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The  Certificate  Owners shall hold their  respective  Ownership  Interests  in and to each  Class A  Certificate  and  Class M  Certificate through the  book-entry  facilities  of the  Depository  and,  except as provided  below,  shall not be entitled to
Definitive  Certificates  in respect of such  Ownership  Interests.  All transfers by  Certificate  Owners of their respective  Ownership  Interests in the  Book-Entry  Certificates  shall be made in accordance  with the procedures established by the Depository  Participant or brokerage firm representing  such Certificate  Owner. Each Depository
Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates of Certificate  Owners it
represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (ii).....The Trustee,  the Master Servicer and the Depositor may for all purposes  (including the making of payments due on the  respective  Classes of  Book-Entry  Certificates)  deal with the  Depository  as the authorized  representative  of the  Certificate  Owners  with  respect  to the  respective  Classes  of  Book-Entry
Certificates  for purposes of exercising  the rights of  Certificateholders  hereunder.  The rights of  Certificate
Owners with respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law  and  agreements  between  such  Certificate  Owners  and  the  Depository  Participants  and  brokerage  firms representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the Depository as
Holder  of any  Class of  Book-Entry  Certificates  with  respect  to any  particular  matter  shall  not be deemed inconsistent  if they are made  with  respect  to  different  Certificate  Owners.  The  Trustee  may  establish  a reasonable  record date in  connection  with  solicitations  of consents from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

                  (iii)....If with respect to any Book-Entry  Certificate  (i)(A) the Depositor advises the Trustee in writing  that the  Depository  is no longer  willing  or able to  properly  discharge  its  responsibilities  as
Depository  with  respect to such  Book-Entry  Certificate  and (B) the  Depositor  is unable to locate a qualified successor,  or (ii) (A) the Depositor at its option  advises the Trustee in writing that it elects to terminate the book-entry  system for such Book-Entry  Certificate  through the Depository and (B) upon receipt of notice from the
Depository of the  Depositor's  election to terminate the book-entry  system for such Book-Entry  Certificate,  the
Depository  Participants  holding  beneficial  interests in such  Book-Entry  Certificates  agree to initiate  such termination,  the  Trustee  shall  notify  all  Certificate  Owners of such  Book-Entry  Certificate,  through  the
Depository,  of the occurrence of any such event and of the availability of Definitive  Certificates to Certificate
Owners  requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the  Depository,
accompanied  by  registration  instructions  from the Depository for  registration  of transfer,  the Trustee shall issue the Definitive Certificates.

                  (iv).....In addition,  if an Event of Default has occurred and is  continuing,  each  Certificate
Owner  materially  adversely  affected thereby may at its option request a Definitive  Certificate  evidencing such
Certificate  Owner's  Percentage  Interest in the related  Class of  Certificates.  In order to make such  request, such  Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the Depository or the  related  Depository  Participant  with  directions  for the  Certificate  Registrar  to  exchange or cause the exchange of the Certificate  Owner's interest in such Class of  Certificates for an equivalent  Percentage Interest in  fully  registered  definitive  form.  Upon  receipt  by the  Certificate  Registrar  of  instructions  from the
Depository  directing the Certificate  Registrar to effect such exchange (such instructions to contain  information regarding  the Class of  Certificates  and the  Certificate  Principal  Balance  being  exchanged,  the  Depository
Participant  account to be debited with the decrease,  the registered  holder of and delivery  instructions for the
Definitive  Certificate,  and any other  information  reasonably  required by the Certificate  Registrar),  (i) the
Certificate  Registrar shall instruct the Depository to reduce the related Depository  Participant's account by the aggregate  Certificate  Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the
Certificate   Registrar  shall  authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery instructions provided by the Depository,  a Definitive  Certificate  evidencing such Certificate Owner's Percentage
Interest in such Class of  Certificates  and (iii) the Trustee shall execute and the  Certificate  Registrar  shall authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

                  (v)......None of the  Depositor,  the  Master  Servicer  or the  Trustee  shall be liable for any actions  taken by the  Depository  or its  nominee,  including,  without  limitation,  any delay in delivery of any instructions  required under this  Section 5.01 and may conclusively rely on, and shall be protected in relying on, such  instructions.  Upon the  issuance of  Definitive  Certificates,  the Trustee  and the Master  Servicer  shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)      Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the  provisions  of  Section 8.12  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such  purpose  pursuant to  Section 8.12  and, in the case of any Class SB  Certificate  or Class R
Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate
Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      (i)      No transfer,  sale, pledge or other disposition of a Class SB  Certificate or Class R Certificate
shall  be made  unless  such  transfer,  sale,  pledge  or  other  disposition  is  exempt  from  the  registration requirements  of the Securities  Act, and any applicable  state  securities laws or is made in accordance with said
Act and laws.

(ii)     Except  as  otherwise  provided  in this  Section 5.02(d),  in the event  that a  transfer  of a  Class SB
Certificate  or Class R  Certificate  is to be made, (i) unless the Depositor  directs the Trustee  otherwise,  the
Trustee shall require a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the
Trustee and the  Depositor  that such  transfer may be made pursuant to an  exemption,  describing  the  applicable exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which
Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the Depositor or the Master  Servicer,
and (ii) the Trustee shall require the transferee to execute a  representation  letter,  substantially  in the form of  Exhibit I  hereto,  and  the  Trustee  shall  require  the  transferor  to  execute  a  representation  letter, substantially  in the form of Exhibit J  hereto,  each acceptable to and in form and substance  satisfactory to the
Depositor and the Trustee  certifying to the Depositor and the Trustee the facts  surrounding such transfer,  which representation  letters  shall not be an  expense of the  Trustee,  the Trust  Fund,  the  Depositor  or the Master
Servicer.  In lieu of the  requirements  set forth in the  preceding  sentence,  Class SB  Certificates  or Class R
Certificates  may be  made  in  accordance  with  this  Section 5.02(d)  if the  prospective  transferee  of such a
Certificate  provides the Trustee and the Master Servicer with an investment  letter  substantially  in the form of
Exhibit N-1  attached hereto,  which investment  letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which  investment  letter states that,  among other  things,  such  transferee  (i) is a
Qualified  Institutional Buyer, acting for its own account or the accounts of other Qualified  Institutional Buyer, and (ii) is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements under the  Securities  Act  provided  by Rule 144A.  The Holder of a Class SB  Certificate  or Class R  Certificate
desiring to effect any transfer,  sale, pledge or other disposition  shall, and does hereby agree to, indemnify the
Trustee,  the Depositor,  the Master Servicer and the Certificate  Registrar  against any liability that may result if the  transfer,  sale,  pledge  or other  disposition  is not so exempt  or is not made in  accordance  with such federal and state laws and this Agreement.

(e)      (i)      In the case of any Class SB or Class R  Certificate  presented  for  registration  in the name of any Person,  either (A) the Trustee  shall  require an Opinion of Counsel  acceptable  to and in form and substance satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase or holding of such Class SB or Class R Certificate  is  permissible  under  applicable  law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any  subsequent  enactments),  and will not subject the Trustee,  the  Depositor  or the Master  Servicer to any
obligation  or  liability  (including  obligations  or  liabilities  under  ERISA or  Section 4975  of the Code) in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer,  or (B) the prospective  transferee shall be required to provide the Trustee, the Depositor and the Master  Servicer with a  certification  to the effect set forth in Exhibit P (with respect to a Class SB Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R  Certificate),  which the
Trustee may rely upon without further inquiry or  investigation,  or such other  certifications  as the Trustee may deem  desirable  or  necessary  in order to  establish  that  such  transferee  or the  Person  in whose  name such registration  is requested is not an employee  benefit plan or other plan or arrangement  subject to the prohibited transaction  provisions  of ERISA or  Section 4975  of the Code,  or any Person  (including  an  insurance  company investing its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

                  (ii).....Any  Transferee  of  a  Class  M  Certificate  (or  interest   therein)  acquired  after
termination of the Swap  Agreement will be deemed to have  represented by virtue of its purchase or holding of such
Certificate (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such  Certificate  in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE")
94-29,  as most recently  amended by PTE 2002-41,  67 Fed. Reg.  54487 (Aug. 22, 2002) (the "RFC  Exemption"),  and
that it understands  that there are certain  conditions to the  availability  of the RFC Exemption,  including that such  Certificate  must be rated,  at the time of  purchase,  not lower than "BBB-" (or its  equivalent)  by Fitch,
Standard & Poor's or Moody's or (c) (x) such  Transferee is an insurance  company,  (y) the source of funds used to purchase or hold such  Certificate (or interest  therein) is an "insurance  company general account" (as defined in
Prohibited  Transaction Class Exemption  ("PTCE") 95-60), and (z) the conditions set forth in Sections I and III of
PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a "Complying Insurance Company").

                  (iii)....If any Class M Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraph (ii) above,  then the last preceding  Transferee  that either (x) is not a Plan Investor,  (y) acquired such  Certificate in compliance with the RFC Exemption or (z) is a
Complying  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and obligations as
Certificate Owner thereof  retroactive to the date of such Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (iv).....Any purported  Certificate  Owner whose  acquisition or holding of any Class SB or Class
M Certificate (or interest  therein) was effected in violation of the  restrictions in this  Section 5.02(e)  shall indemnify and hold harmless the Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

                  (v)......Each Holder of a Certificate  or any interest  therein  acquired as of any date prior to the  termination  of the Swap  Agreement  that is a Plan  Investor  shall be  deemed  to have  represented,  by its acquisition or holding of such Certificate or any interest therein,  that at least one of PTCE 84-14,  90-1, 91-38,
95-60 or  96-23 or other  applicable  exemption  applies  to such  Holder's  right  to  receive  payments  from the
Supplemental Interest Trust.

                  (vi).....Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate or interest therein that such Certificate, at the time of purchase, is rated not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poors or Moodys.

(f)      (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver payments  to a Person  other than such  Person  and to  negotiate  the terms of any  mandatory  sale  under  clause
(iii)(B) below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R  Certificate are expressly subject to the following provisions:

                               (A)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall be a Permitted  Transferee  and shall  promptly  notify the  Trustee of any change or  impending change in its status as a Permitted Transferee.

                               (B)      In connection  with any proposed  Transfer of any  Ownership  Interest in a
Class R  Certificate,  the Trustee shall require delivery to it, and shall not register the Transfer of any Class R
Certificate until its receipt of,

                                    (I)     an affidavit and agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached hereto as Exhibit H-1) from the proposed  Transferee,  in form and substance  satisfactory to the
Master Servicer,  representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership  Interest in the Class R  Certificate that is the subject of the proposed Transfer as a nominee,  trustee or agent for any Person who is not a  Permitted  Transferee,  that for so long as it retains  its
Ownership Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a certificate,  in the form attached  hereto as  Exhibit H-2,  from the
Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer, representing  and  warranting,  among  other  things,  that no purpose of the  proposed  Transfer  is to impede the assessment or collection of tax.

                               (C)      Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under  clause (B) above,  if a  Responsible  Officer of the  Trustee  who is assigned to this
Agreement  has actual  knowledge  that the proposed  Transferee  is not a Permitted  Transferee,  no Transfer of an
Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                               (D)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall  agree (x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such
Person attempts to transfer its Ownership  Interest in a Class R  Certificate and (y) not to transfer its Ownership
Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                               (E)      Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
Certificate,  by purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice
that  it  is  a   "pass-through   interest   holder"   within  the  meaning  of  Temporary   Treasury   Regulations
Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R  Certificate,  if it is,
or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee  shall  register the Transfer of any Class R  Certificate  only if it shall have  received the
         Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2  and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United
         States  Persons  and  Disqualified  Organizations  (as  defined  in  Section 860E(e)(5)  of the  Code) are prohibited.

                               (A)      If any  Disqualified  Organization  shall  become  a  holder  of a  Class R
Certificate,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such
Class R Certificate.  If a Non-United States Person shall become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  If a
transfer  of  a  Class R   Certificate  is  disregarded   pursuant  to  the  provisions  of  Treasury   Regulations
Section 1.860E-1  or  Section 1.860G-3,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such  Transfer of such  Class R  Certificate.  The  Trustee  shall be under no  liability  to any Person for any registration  of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                               (B)      If  any   purported   Transferee   shall  become  a  Holder  of  a  Class R
Certificate  in  violation  of the  restrictions  in this  Section 5.02(f)  and to the extent that the  retroactive restoration  of the rights of the Holder of such Class R  Certificate  as described in clause  (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R  Certificate to a purchaser selected by the
Master  Servicer  on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall  promptly endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master  Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the commissions (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due,  if any,  will be  remitted  by the Master  Servicer  to such  purported  Transferee.  The terms and conditions  of any sale under  this  clause  (iii)(B)  shall be  determined  in the sole  discretion  of the Master
Servicer,  and the Master  Servicer  shall not be liable to any Person  having an  Ownership  Interest in a Class R
Certificate as a result of its exercise of such discretion.

(iii)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written  request from the
         Trustee, all information necessary to compute any tax imposed

                               (A)      as a  result  of  the  Transfer  of  an  Ownership  Interest  in a  Class R
Certificate  to any  Person  who is a  Disqualified  Organization,  including  the  information  regarding  "excess inclusions"  of such  Class R  Certificates  required to be provided to the  Internal  Revenue  Service and certain
Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                               (B)      as a result of any regulated  investment  company,  real estate  investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an  Ownership  Interest in a Class R  Certificate  having as among its record  holders at any time any Person who is a Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(iv)     The provisions of this  Section 5.02(f)  set forth prior to this clause (iv) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                               (A)      written  notification  from  each  Rating  Agency  to the  effect  that the modification,  addition to or  elimination  of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings,  if any,  of the  Class A  Certificates  or  Class M  Certificates  below  the  lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                               (B)      a certificate of the Master  Servicer  stating that the Master Servicer has received an Opinion of Counsel,  in form and  substance  satisfactory  to the Master  Servicer,  to the effect that such  modification,  addition to or absence of such provisions will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC  created  hereunder  to be  subject to an  entity-level  tax caused by the  Transfer  of any  Class R  Certificate  to a Person  that is a  Disqualified  Organization  or (y) a
Certificateholder  or another  Person to be  subject to a  REMIC-related  tax caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is  surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a Certificate  for  registration  of transfer,  the  Depositor,  the Master
Servicer,  the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02  and for all other purposes whatsoever,  except as and to the extent  provided  in the  definition  of  "Certificateholder,"  and  neither  the
Depositor,  the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor,  the Master
Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall  cause each  Paying  Agent to execute and  deliver to the Trustee an  instrument  in which such  Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or  Section 10.01  to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the  Depositor  or the Master  Servicer;  Assignment  of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The  Depositor  and the  Master  Servicer  shall  each  keep in full  effect  its  existence,  rights  and franchises as a corporation  under the laws of the state of its  incorporation  and as a limited  liability company under  the  laws  of the  state  of  its  organization,  respectively,  and  will  each  obtain  and  preserve  its qualification  to do  business  as a  foreign  corporation  or other  Person  in each  jurisdiction  in which  such qualification  is or shall be  necessary  to  protect  the  validity  and  enforceability  of this  Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the  Depositor  or the Master  Servicer  may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the Depositor or the Master
Servicer,  shall be the successor of the Depositor or the Master Servicer,  as the case may be, hereunder,  without the  execution  or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however,  that the successor or surviving Person to the Master  Servicer  shall be qualified to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac; and
provided  further that the Master  Servicer (or the Depositor,  as applicable)  shall notify each Rating Agency and the Trustee in writing of any such merger,  conversion  or  consolidation  at least 30 days prior to the  effective date of such event.

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating  Agency).  In the case of any such  assignment and  delegation,  the Master  Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions  to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or  assignment  by the Master  Servicer  solely of its rights to purchase  all assets of the Trust Fund under  Section 9.01(a)  (or, if so specified  in  Section 9.01(a),  its rights to purchase  the Mortgage  Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties,  representations  or covenants  made herein or any liability which  would  otherwise  be  imposed  by reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the
Master  Servicer and any director,  officer,  employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be  indemnified  by the Trust Fund and held harmless  against any loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of  duties  hereunder  or by reason of  reckless  disregard  of  obligations  and  duties  hereunder.  Neither  the
Depositor nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal or administrative  action,  proceeding,  hearing or examination that is not incidental to its respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the
Depositor  or the  Master  Servicer  may in its  discretion  undertake  any such  action,  proceeding,  hearing  or examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding,  hearing or examination and any liability resulting therefrom shall be expenses, costs and  liabilities  of the Trust  Fund,  and the  Depositor  and the Master  Servicer  shall be  entitled to be reimbursed  therefor out of amounts  attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10  and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses  and costs shall be allocated in  reduction  of the Accrued  Certificate  Interest on each  Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master  Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party)  to such  effect  delivered  to the  Trustee.  No such  resignation  by the  Master  Servicer  shall  become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's  responsibilities  and obligations in accordance with Section 7.02.

ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer  shall fail to distribute or cause to be distributed  to Holders of  Certificates  of any  Class any  distribution  required to be made under the terms of the  Certificates  of such  Class and this  Agreement and, in either case,  such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been  given to the Master  Servicer  by the  Trustee  or the  Depositor  or to the  Master  Servicer,  the
         Depositor and the Trustee by the Holders of Certificates  of such  Class evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement  and such failure shall  continue  unremedied  for a period of 30 days  (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance  Policy) after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Depositor,  or to the Master  Servicer,  the Depositor
         and the Trustee by the  Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage
         Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the Master  Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the
         Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses (i)-(v) of this  Section shall  occur,  then, and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee shall at the direction of Holders of  Certificates  entitled to at least 51% of the Voting Rights by notice in writing to the Master  Servicer  (and to the Depositor if given by the Trustee or to the Trustee if given by the
Depositor),  terminate all of the rights and  obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;  provided, however,  that a successor to the Master Servicer is appointed  pursuant to Section 7.02  and such successor Master
Servicer  shall  have  accepted  the  duties  of Master  Servicer  effective  upon the  resignation  of the  Master
Servicer.  If an Event of Default  described in clause (vi) hereof shall occur, the Trustee shall, by notice to the
Master Servicer and the Depositor,  immediately  terminate all of the rights and obligations of the Master Servicer under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds  thereof,  other  than its rights as a
Certificateholder  hereunder  as provided  in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the  Certificates  (other  than as a  Holder  thereof)  or the  Mortgage  Loans  or  otherwise,  shall  subject  to
Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to Section 7.02;
and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the
Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all  other  acts or  things  necessary  or  appropriate  to  effect  the  purposes  of such  notice  of termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage  Loans and related documents,  or otherwise.  The Master  Servicer agrees to cooperate with the Trustee (or its designee) as successor
Master  Servicer in effecting the  termination  of the Master  Servicer's  responsibilities  and rights  hereunder, including,  without  limitation,  the transfer to the Trustee or its designee for  administration by it of all cash amounts which shall at the time be credited to the Custodial  Account or the  Certificate  Account or thereafter be received  with  respect to the  Mortgage  Loans.  No such  termination  shall  release the Master  Servicer for any liability  that it would  otherwise  have  hereunder for any act or omission  prior to the  effective  time of such termination.  Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master
Servicer  hereunder,  Residential  Funding  shall be entitled to receive,  out of any late  collection of a Monthly
Payment  on a  Mortgage  Loan  which was due prior to the  notice  terminating  Residential  Funding's  rights  and obligations  as Master  Servicer  hereunder  and  received  after such notice,  that  portion to which  Residential
Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the entitlement to which arose prior to the  termination  of its activities  hereunder.  Upon the  termination  of  Residential  Funding as Master
Servicer  hereunder  the  Depositor  shall  deliver to the Trustee,  as successor  Master  Servicer,  a copy of the
Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the  Depositor and with the  Depositor's consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all respects to the Master  Servicer in its  capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating  thereto placed on the Master Servicer  (except for the  responsibilities,  duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate  Account  pursuant  to
Sections 3.07(c) and 4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or responsibilities  caused by the preceding Master Servicer's failure to provide information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the
Mortgage  Loans  which the Master  Servicer  would have been  entitled  to charge to the  Custodial  Account or the
Certificate  Account if the Master  Servicer had continued to act hereunder and, in addition,  shall be entitled to the income  from any  Permitted  Investments  made with  amounts  attributable  to the  Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to  appoint,  any  established  housing  and  home  finance  institution,  which is also a  Fannie  Mae or  Freddie
Mac-approved  mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the Master  Servicer  hereunder,  the
Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer  hereunder.  The Depositor,  the
Trustee,  the Custodian and such successor  shall take such action,  consistent  with this  Agreement,  as shall be
necessary  to  effectuate  any  such  succession.   Any  successor  Master  Servicer  appointed  pursuant  to  this
Section 7.02  shall not receive a Servicing Fee with respect any Mortgage Loan not directly  serviced by the Master
Servicer  on which the  Subservicing  Fee (i)  accrues  at a rate of less  than  0.50% per annum and (ii) has to be increased  to a rate of 0.50%  per  annum in  order  to hire a  Subservicer.  The  Master  Servicer  shall  pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and  regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b).  The  successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to  Certificateholders  at their  respective  addresses  appearing in the Certificate
Register.

(b)      Within  60 days after the  occurrence of any Event of Default,  the Trustee shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights of  Certificates  affected  by a default or
Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or
Event of Default  under  clause  (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates affected by such  default or Event of Default  and (b) no waiver  pursuant to this  Section 7.04  shall  affect the
Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of Certificates affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily  corrected  documents.  The Trustee shall  forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The  Trustee  shall  furnish in a timely  fashion to the Master  Servicer  such  information  as the Master
Servicer may  reasonably  request  from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and (subject to
Section 10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited  transaction, contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are  reasonably  within the scope of its duties  under this
Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Depositor  or the  Master  Servicer  and  which  on their  face,  do not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken  by  it  in  good  faith  in  accordance  with  the  direction  of  the  Certificateholders  holding
         Certificates which evidence,  Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting any  proceeding  for any remedy  available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an Event of Default under clauses  (iii),
         (iv) and (v) of Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its Corporate Trust Office from the Master  Servicer,  the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without  limitation,  the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its  assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d)  of the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c)  of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The  Trustee  may  consult  with  counsel,  and  any  Opinion  of  Counsel  shall  be  full  and  complete authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders  pursuant  to  the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this
         Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which  may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing so to do by the
         Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%;  provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R  Certificate  hereby  irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the  issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such  contribution  (including  the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee of an express  trust) for all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency pursuant to Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection with, the acceptance and  administration of the Trust Fund,  including its obligation to execute the DTC
Letter in its  individual  capacity,  and including  the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself  against any claim in  connection  with the  exercise or  performance  of any of its powers or duties under this Agreement and the Swap Agreement, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall affect the obligations  created by this  Section 8.05(b)  of the Master  Servicer to indemnify  the Trustee under the conditions  and to the  extent  set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification provided  by the Master  Servicer in this  Section 8.05(b)  shall not  pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the United  States of  America,  authorized  under such laws to  exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority.  If such  corporation or national  banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for purposes of this Section the combined capital and surplus of such corporation shall be  deemed to be its  combined  capital  and  surplus  as set  forth in its most  recent  report  of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof  to the  Depositor  and the  Master  Servicer.  Upon  receiving  such  notice of  resignation,  the
Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be delivered to the  resigning  Trustee and one copy to the  successor  trustee.  If no successor trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  then the resigning  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign after  written  request  therefor by the  Depositor,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the  Depositor  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Depositor   determines   that  the  Trustee  has  failed  (i)  to  distribute  or  cause  to  be   distributed   to
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii) to otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above,  other than any  failure to comply  with the  provisions  of Article  XII,  in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor,  then the  Depositor  may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency  written  confirmation that the  appointment  of any such  successor  trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in  Section 8.07  shall execute,  acknowledge and deliver to the Depositor and to its predecessor  trustee an instrument  accepting such  appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such  successor  trustee shall become  effective  and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Custodial Files and related  documents and statements  held by it hereunder  (other than any Custodial Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor, the Master  Servicer and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall accept  appointment  as provided in this  Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within  15 days  after the receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor
trustee  under  Section 8.06  hereunder,   and  no  notice  to  Holders  of  Certificates  of  the  appointment  of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the  conditions  of this
Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

         The Trustee may, with the consent of the Master  Servicer and the  Depositor,  or shall,  at the direction of the Master  Servicer and the  Depositor,  appoint  custodians  who are not  Affiliates  of the  Depositor or the
Master  Servicer to hold all or a portion of the  Custodial  Files as agent for the  Trustee,  by  entering  into a
Custodial  Agreement.  The Trustee is hereby  directed to enter into a Custodial  Agreement  with Wells Fargo Bank,
N.A.  Subject to  Article VIII,  the  Trustee  agrees to comply  with the terms of each  Custodial  Agreement  with respect to the Custodial Files and to enforce the terms and provisions  thereof  against the related  custodian for the benefit of the  Certificateholders.  Each custodian  shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined  capital  and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial  Agreement, with respect to the Custodial  Files,  may be amended only as provided in  Section 11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any custodian (other than the custodian  appointed as of the Closing
Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  shall  maintain an office at the  address  stated in  Section 11.05(c)  hereof  where  notices  and  demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.     Swap Agreements.

         The  Supplemental  Interest  Trust Trustee is hereby  authorized and directed to, and agrees that it shall
(a) enter into the Swap  Agreement on behalf of the  Supplemental  Interest Trust and (b) enter into the SB-AM Swap
Agreement  on behalf of (i) the Class A  Certificateholders  and Class M  Certificateholders  on the one hand,  and
(ii) the Class SB Certificateholders on the other hand.

ARTICLE IX

                                                    TERMINATION

Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the respective  obligations and  responsibilities  of the Depositor,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     at the  option  of the  Master  Servicer  or the  Holder  of the  Class SB  Certificates  as  provided  in
         Section 9.01(f),  the purchase of all Mortgage Loans and all property  acquired in respect of any Mortgage
         Loan  remaining  in the Trust  Fund,  at a price  equal to the sum of  (A) 100%  of the  unpaid  principal balance of each Mortgage Loan (or, if less than such unpaid  principal  balance,  the fair market value of the related  underlying  property of such Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair  market  value is less than such unpaid  principal  balance)  (and if such purchase  is  made  by the  Master  Servicer  only,  net  of any  unreimbursed  Advances  attributable  to principal) on the day of repurchase,  plus accrued  interest thereon at the Net Mortgage Rate (or Modified
         Net Mortgage Rate in the case of any Modified  Mortgage  Loan),  to, but not  including,  the first day of the month in which such repurchase price is distributed,  and (B) any unpaid Swap Termination  Payment and any Net Swap Payments payable to the Swap  Counterparty  (or any Swap  Termination  Payment payable to the
         Swap Counterparty as a result of the exercise of the option provided for in this Section 9.01(a)(ii));

provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United
States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price  paid  by  the  Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as
applicable,  pursuant to Section 9.01(a)(ii) shall also include any amounts owed by Residential Funding pursuant to the last  paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set  forth in clause  (xlvii)  of  Section 4  of the
Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  to purchase all of the Mortgage  Loans pursuant to clause (ii) above is  conditioned  upon the date of such purchase  occurring on or after the  Optional  Termination  Date.  If such  right is  exercised  by the  Master  Servicer,  the  Master
Servicer  shall be deemed to have been  reimbursed  for the full amount of any  unreimbursed  Advances  theretofore made by it with respect to the Mortgage Loans being  purchased.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required  by  Section 3.15,  and the  Trustee  and the  Custodian  shall,  promptly following  payment  of  the  purchase  price,  release  to  the  Master  Servicer  or the  Holder  of the  Class SB
Certificates, as applicable, the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any  Distribution  Date on or after the Optional  Termination  Date, the
Master Servicer or the Holder of the Class SB  Certificates as provided in  Section 9.01(f),  shall have the right, at its option, to purchase the Class A  Certificates,  Class M Certificates and Class SB Certificates in whole, but not in part, at a price equal to the sum of the  outstanding  Certificate  Principal  Balance of such  Certificates plus the sum of one month's  Accrued  Certificate  Interest  thereon,  any previously  unpaid  Accrued  Certificate
Interest,  and any  unpaid  Prepayment  Interest  Shortfalls  previously  allocated  thereto  and,  in the  case of
Prepayment Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate, plus, with respect to any optional termination by the Holder of the Class SB  Certificates,  an amount equal to all accrued and unpaid
Servicing Fees and reimbursement  for all unreimbursed  Advances and Servicing  Advances,  in each case through the date of such  optional  termination.  If the  Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as
applicable,  exercises  this right to purchase the  outstanding  Class A  Certificates,  Class M  Certificates  and
Class SB  Certificates,  the Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  will
promptly  terminate  the  respective   obligations  and  responsibilities   created  hereby  in  respect  of  these
Certificates pursuant to this Article IX.

(b)      The Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall give the Trustee, the  Supplemental  Interest Trust Trustee (and the Master  Servicer if the Holder of the Class SB  Certificates  is
exercising  its  option)  and the  Swap  Counterparty  (so  long as the  Swap  Agreement  has not  previously  been terminated)  not less than 40 days prior notice of the  Distribution  Date on which (1) the Master  Servicer or the
Holder of the  Class SB  Certificates,  as  applicable,  anticipates  that the final  distribution  will be made to
Certificateholders  as a result of the exercise by the Master Servicer or the Holder of the Class SB  Certificates,
as  applicable,  of its right to purchase the Mortgage  Loans or on which (2) the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  anticipates that the Certificates will be purchased as a result of the exercise  by the Master  Servicer or the Holder of the  Class SB  Certificates,  as  applicable,  to  purchase  the outstanding  Certificates.  Notice of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would  otherwise  be a  Distribution  Date) upon which the  Certificateholders  may  surrender their  Certificates to the Trustee (if so required by the terms hereof) for payment of the final  distribution  and cancellation  or notice of any purchase of the  outstanding  Certificates,  specifying the  Distribution  Date upon which the Holders may  surrender  their  Certificates  to the Trustee for payment,  shall be given  promptly by the
Master  Servicer  (if it is  exercising  the right to purchase the  Mortgage  Loans or to purchase the  outstanding
Certificates),  or by the  Trustee  (in any other  case) by letter  to the  Certificateholders  (with a copy to the
Certificate  Registrar) mailed (or distributed through the Depository with respect to any Book-Entry  Certificates)
not earlier than the 15th day and not later than the 25th day of the month next  preceding  the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
         Servicer or the Holder of the Class SB Certificates,  as applicable, of the outstanding Certificates,  the
         Distribution Date on which such purchase is made,

(ii)     the amount of any such final  payment  or, in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the
         Trustee therein specified.

         If the Master  Servicer  or the Trustee is  obligated  to give  notice to  Certificateholders  as required
above,  it  shall  give  such  notice  to  the  Certificate   Registrar  at  the  time  such  notice  is  given  to
Certificateholders.  In the event of a purchase of the Mortgage  Loans by the Master  Servicer or the Holder of the
Class SB  Certificates,  as  applicable,  the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  shall deposit in the Certificate  Account before the Final Distribution Date in immediately  available funds an amount  equal to the  purchase  price  computed  as  provided  above.  As a result of the  exercise by the
Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as  applicable,  of its  right to  purchase  the outstanding  Certificates,  the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall deposit  in the  Certificate  Account,  before  the  Distribution  Date on which  such  purchase  is to  occur,  in immediately  available  funds,  an amount equal to the  purchase  price for the  Certificates  computed as provided above,  and provide  notice of such  deposit to the  Trustee.  The Trustee  shall  withdraw  from such  account the amount  specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  shall provide to the Trustee written  notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the
Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation  and  surrender  of  the  Class A  Certificates,   Class M  Certificates  and  Class SB
Certificates  by the  Certificateholders  thereof,  the Trustee and the  Supplemental  Interest Trust  Trustee,  as
applicable  shall  distribute  to  such   Certificateholders  (i)  the  amount  otherwise   distributable  on  such
Distribution  Date, if not in connection with the Master  Servicer's or the Holder's of the Class SB  Certificates,
as  applicable,  election to  repurchase  the  Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M
Certificates  and  Class SB  Certificates,  or  (ii)  if  the  Master  Servicer  or  the  Holder  of  the  Class SB
Certificates,  as applicable,  elected to so repurchase the Mortgage Loans or the outstanding Class A Certificates,
Class M  Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:  first, with respect to any optional  termination by the Holder of the Class SB  Certificates,  payment of any accrued and unpaid Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing  Advances,  in each case  through the date of such  optional  termination,  to the Master  Servicer,  second,  with respect to the
Class A Certificates,  pari passu, the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate
Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest, third, with respect to the Class M-1S Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued
Certificate Interest,  fourth, with respect to the Class M-2S Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously  unpaid  Accrued  Certificate  Interest,  fifth,  with  respect  to the  Class  M-3S  Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  sixth,  with respect to the
Class M-4  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  seventh, with respect to the Class M-5  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest,  eighth, with respect to the Class M-6  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any
previously  unpaid  Accrued  Certificate  Interest,  ninth,  with  respect  to  the  Class M-7  Certificates,   the
outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  tenth,  with respect to the
Class M-8  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  eleventh, with respect to the Class M-9  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest,  twelfth, to the Class A Certificates and Class M Certificates,  the amount of any Prepayment
Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution
Dates and accrued  interest  thereon at the applicable  Pass-Through  Rate, on a pro rata basis based on Prepayment
Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining  unpaid from prior  Distribution
Dates,  thirteenth,  to the Swap Counterparty  (without  duplication of amounts payable to the Swap Counterparty on such date in accordance with  Section 4.02)  any Swap  Termination  Payment payable to the Swap  Counterparty  then remaining  unpaid or which is due to the  exercise  of any early  termination  of the Trust Fund  pursuant  to this
Section 9.01, and fourteenth, to the Class SB Certificates, all remaining amounts.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the  Mortgage  Loans) or the Trustee  (in any other  case),  shall give a second  written  notice to the  remaining
Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as  directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the
Certificate  Account.  If  within  nine  months  after  the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final payment  thereof in accordance  with this  Section 9.01  and the  Certificateholders  shall look only to the Master
Servicer for such payment.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates  is to be made, the Master  Servicer shall give a second written notice to such  Certificateholders  to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the
Trustee  shall  take  appropriate  steps as  directed  by the  Master  Servicer  to  contact  the  Holders  of such
Certificates  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Certificate
Account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate
Account.  If within  nine months  after the second  notice any  Certificates  shall not have been  surrendered  for cancellation  in  accordance  with this  Section 9.01,  the Trustee  shall pay to the Master  Servicer  all amounts distributable  to the Holders  thereof and shall have no further  obligation  or liability  therefor and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the Master  Servicer as a
result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this
Section 9.01.  Any Certificate  that is not surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided  above will be deemed to have been  purchased and the Holder as of such date will have no rights  with  respect  thereto  except to receive  the  purchase  price  therefor  minus any costs and expenses  associated with such Certificate  Account and notices  allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased  on such  Distribution  Date  shall  remain  outstanding  hereunder.  The  Master
Servicer shall be for all purposes the Holder thereof as of such date.

(f)      With respect to the first possible  Optional  Termination  Date,  the Master  Servicer shall have the sole option to exercise the purchase options described in  Section 9.01(a)  and the Holder of the Class SB  Certificates
shall have no claim  thereto.  If,  however,  the Master  Servicer  elects not to  exercise  one of its  options to purchase pursuant to  Section 9.01(a)  with respect to the first possible Optional  Termination Date, the Holder of
the  Class SB   Certificates   shall  have  the  sole  option  to  exercise  the  purchase  options   described  in
Section 9.01(a)  on the second  possible  Optional  Termination  Date and the Master  Servicer  shall have no claim thereto.  If the  Holder of the  Class SB  Certificates  elects not to  exercise  one of its  options  to  purchase pursuant to  Section 9.01(a)  with respect to the second  possible  Optional  Termination  Date, it shall lose such right and have no claim to exercise  any  purchase  options  pursuant to this  Section 9.01  thereafter.  Beginning with the third possible  Optional  Termination  Date and thereafter,  the Master Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.     Additional Termination Requirements.

(a)      Any REMIC hereunder,  as the case may be, shall be terminated in accordance with the following  additional requirements,  unless  (subject to  Section 10.01(f))  the Trustee and the Master Servicer have received an Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the  Trustee)  to the effect that the failure of any REMIC created  hereunder as the case may be, to comply with the requirements of this  Section 9.02 will not (i)
result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in Section 860F of the  Code,  or (ii)  cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC  at any  time  that any
Certificate is outstanding:

(i)      The Master  Servicer  shall  establish a 90-day  liquidation  period for  REMIC I,  REMIC II, REMIC III or
         REMIC IV, as  applicable,  and any other  related  terminating  REMICs,  and specify the first day of such period in a statement  attached to REMIC I's,  REMIC II's,  REMIC III's or REMIC IV's, as applicable,  and
         any  other   related   terminating   REMICs',   final  Tax  Return   pursuant  to   Treasury   Regulations
         Section 1.860F-1.  The  Master  Servicer  also  shall  satisfy  all of  the  requirements  of a  qualified liquidation for each of REMIC I,  REMIC II, REMIC III and REMIC IV under  Section 860F of the Code and the regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the liquidating  REMICs in accordance with the terms hereof; and

(iii)    If the Master  Servicer  is  exercising  its right to purchase  the assets of the Trust  Fund,  the Master
         Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Distribution  Date, purchase all of the assets of the liquidating REMICs for cash.

(b)      Each  Holder of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for any REMIC hereunder at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an election to treat all REMICs  created  hereunder  as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Each such  election will be made on Form 1066 or other appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The  REMIC I
Regular  Interests  shall be designated  as the "regular  interests"  and  Component I of the Class R  Certificates shall be designated as the sole Class of  "residual  interests" in REMIC I.  The REMIC II  Regular  Interests shall be designated as the "regular  interests" and Component II of the Class R  Certificates  shall be designated as the sole  Class of  "residual  interests"  in REMIC II.  The REMIC III Regular  Interests  shall be  designated  as the
"regular  interests"  and  Component III  of the Class R  Certificates  shall be  designated  as the sole  Class of
"residual  interests" in REMIC III. The REMIC IV Regular  Interests shall be designated as the "regular  interests"
and Component IV of the Class R  Certificates  shall be designated  as the sole  Class of  "residual  interests" in
REMIC IV. The REMIC  Administrator  and the Trustee  shall not permit the creation of any  "interests"  (within the meaning of  Section 860G  of the Code) in REMIC I,  REMIC II, REMIC III or REMIC IV other than the REMIC I  Regular
Interests,  the REMIC II Regular Interests,  the REMIC III Regular Interests,  REMIC IV Regular Interest IO and the
Certificates.

(b)      The Closing Date is hereby  designated as the "startup day" of each of REMIC created  hereunder within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)      The REMIC  Administrator  shall hold a Class R  Certificate in each REMIC  representing a 0.01% Percentage
Interest of the  Class R  Certificates  in each REMIC and shall be  designated  as the "tax  matters  person"  with respect  to each  REMIC  in the  manner  provided  under  Treasury  regulations  Section 1.860F-4(d)  and  Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation  to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust
Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental  taxing authority with respect  thereto.  The legal  expenses,  including  without  limitation  attorneys' or  accountants'
fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be  entitled  to  reimbursement  therefor  out of amounts  attributable  to the
Mortgage  Loans on deposit in the  Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.
(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee shall assist the
Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the
REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC  Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective control and the scope of duties more specifically set forth herein,  that, under the REMIC Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of any  REMIC created  hereunder as a REMIC or (ii)
result in the  imposition  of a tax upon any  REMIC created  hereunder  (including  but not  limited  to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an "Adverse REMIC Event") unless the
Master Servicer or the REMIC  Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the
REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the  expense  of the Trust  Fund,  but in no event at the  expense  of the  Master
Servicer,  the REMIC  Administrator  or the  Trustee) to the effect  that the  contemplated  action will not,  with respect to the Trust Fund  created  hereunder,  endanger  such status or,  unless the Master  Servicer or the REMIC
Administrator  or both,  as  applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against  the  imposition  of such a tax,  result in the  imposition  of such a tax.  Wherever  in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder)  as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the Trust Fund or its  assets,  or causing  the Trust Fund to take any  action,  which is not  expressly permitted  under the terms of this  Agreement,  the Trustee  shall  consult  with the Master  Servicer or the REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC  Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the  Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC  Administrator,  as
applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Agreement,  but in no event at the expense of the  Master  Servicer  or the REMIC  Administrator.  At all times as may be  required  by the Code,  the
Master Servicer or the REMIC Administrator,  as applicable,  will to the extent within its control and the scope of its  duties  more  specifically  set  forth  herein,  maintain  substantially  all of the  assets  of the  REMIC as
"qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code and  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in  Section 860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any REMIC as defined in
Section 860G(c)  of the Code,  on any  contributions  to any REMIC  after the  Startup  Date  therefor  pursuant to
Section 860G(d)  of the Code, or any other tax imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the  Master  Servicer,  if such tax  arises  out of or results  from a breach by the Master  Servicer in its role as Master  Servicer  or REMIC  Administrator  of any of its  obligations under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against  such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in the Custodial  Account as provided by Section 3.10  and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with  respect to each REMIC on a calendar  year and on an accrual  basis or as  otherwise  may be  required  by the
REMIC Provisions.

(i)      Following the Startup  Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions of assets to any REMIC  unless  (subject  to  Section 10.01(f))  the Master  Servicer  and the  Trustee  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to qualify as a
REMIC at any time that any  Certificates  are  outstanding  or  subject  any such  REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter  into  any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the "latest  possible maturity  date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is
November  25,  2036,  which is the  Distribution  Date in the month  following  the last  scheduled  payment on any
Mortgage Loan.

(l)      Within  30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii)
the  bankruptcy of the Trust Fund,  (iii) the  termination of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) or acquire any assets for any
REMIC or sell or dispose of any  investments  in the  Custodial  Account or the  Certificate  Account for gain,  or accept any  contributions  to any REMIC after the Closing  Date unless it has  received an Opinion of Counsel  that such sale,  disposition,  substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or  (b) unless  the Master  Servicer has  determined  in its sole  discretion to indemnify the
Trust  Fund  against  such  tax,  cause  any  REMIC  to  be  subject  to a  tax  on  "prohibited  transactions"  or
"contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify the Trust Fund,  the Depositor,  the REMIC  Administrator  and the Master
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred  by the Trust  Fund,  the  Depositor  or the  Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs  including,  without limitation,  any reasonable  attorneys  fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer or the  Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the
Master  Servicer's  covenants set forth in this  Article X or in  Article III  with respect to compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This Agreement or any Custodial  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC created  hereunder  as a  REMIC  at  all  times  that  any
         Certificate  is  outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust
         Fund  pursuant to the Code that would be a claim  against the Trust  Fund,  provided  that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is  necessary or desirable to maintain such  qualification  or to  avoid or  minimize  the  risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change  the name in which the  Custodial  Account  is  maintained,  provided  that (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such change shall not result in a reduction  of the rating  assigned to any  Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to the  provisions  of  Section 5.02(f)  or  any  other  provision  hereof restricting  transfer of the Class R  Certificates  by virtue of their being the  "residual  interests" in the Trust Fund provided  that (A) such change shall not result in reduction of the rating  assigned to any such  Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
         Certificates  as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect, and (B) such change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any
         material  respect  the  interests  of  any   Certificateholder   and  is  authorized  or  permitted  under
         Section 11.01.

(b)      This  Agreement or any  Custodial  Agreement may also be amended from time to time by the  Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  with a  Certificate  Principal  Balance  greater  than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates  of any Class in a manner  other than as  described in clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)    reduce the  aforesaid  percentage  of  Certificates  of any  Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.
(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment)  to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer, the Depositor or the Trustee in accordance  with such  amendment will not result in the imposition of a federal tax on the  Trust  Fund or cause  any  REMIC created  hereunder  to fail to  qualify  as a REMIC  at any time  that any
Certificate is  outstanding;  provided,  that if the indemnity  described in  Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described  in this  Section 11.01(c).  The Trustee may but shall not be  obligated to enter into any amendment  pursuant to this Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class SB  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument or fund shall be held by the  Trustee for the benefit of the  Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent that any such  instrument  or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any reserve  fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor, and (iii) amounts  transferred  by such REMIC to any such reserve fund shall be treated as amounts  distributed  by such REMIC to the Depositor or any successor,  all within the meaning of Treasury  Regulations  Section 1.860G-2(h)
in  effect  as of the  Cut-off  Date.  In  connection  with the  provision  of any such  instrument  or fund,  this
Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of the Certificateholders,  the Master Servicer or the Trustee, as applicable;  provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions after the startup date" under  Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by GMAC LLC, the Depositor  may elect that the text of such  amendment to this  Agreement  shall be  substantially  in the form  attached  hereto as  Exhibit K  (in which  case  Residential
Funding's Subordinate  Certificate Loss Obligation as described in such exhibit shall be established by Residential
Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached hereto as  Exhibit L,  with such changes as the  Depositor  shall deem to be  appropriate;  it being  understood  that the
Trustee has reviewed and approved the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

(f)      Notwithstanding  anything  to the  contrary  set forth in  Sections  11.01 (b),  (c),  (d),  and (e),  any amendment of Sections  4.02(c)(i)  through (x) and Section 4.10 of this Agreement  shall require the consent of the
Swap Counterparty as a third-party beneficiary of Sections 4.02(c)(x) and 4.10 of this Agreement.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting  Rights), but only upon  direction  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates of any  Class evidencing  in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein  or  thereby,  and the  Trustee,  for  60 days  after its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of Certificates  of any Class shall  have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class or  all  Classes,  as the  case  may be.  For the protection and  enforcement  of the  provisions of this  Section 11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York,  without regard to the conflict of law principles  thereof,  other than Sections  5-1401 and
5-1402 of the New York General  Obligations Law, and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention: President  (RASC), or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street,  Burbank,  California 91504-3120,  Attention:  Bond Administration
or such other  address as may be hereafter  furnished to the  Depositor  and the Trustee by the Master  Servicer in
writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer  in writing by the  Trustee;  (d) in the case of  Standard &
Poor's,  55 Water Street, New York, New York 10041;  Attention:  Mortgage Surveillance or such other address as may be  hereafter  furnished to the  Depositor,  Trustee and Master  Servicer by Standard & Poor's;  (e) in the case of
Moody's, 99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter furnished to the Depositor,  the Trustee and the Master Servicer in writing by Moody's,  (f) in the case of Fitch, One Street Plaza,  New York, New York 10004 or such other address as may be hereafter  furnished to the  Depositor,  the  Trustee  and the Master  Servicer  in  writing  by Fitch,  and (g) in the case of the Swap
Counterparty,  Barclays  Bank PLC,  200 Park  Avenue,  New York,  New York 10166,  or such other  address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by the Swap  Counterparty.
Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid,  at the  address of such  holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the
Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master  Servicer or the Trustee,  as  applicable,  shall notify each Rating Agency and each  Subservicer  at such time as it is  otherwise  required  pursuant  to this  Agreement  to give  notice of the occurrence  of, any of the events  described in clause (a),  (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating  Agency and each  Subservicer  at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required  by  Section 3.12  or the  cancellation  or  modification  of  coverage  under any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,  provided,  however,  that with respect to notice of the  occurrence  of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate   Article hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the registered
Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued  hereunder,  the adoption of the  Supplemental  Article shall  not constitute an
"amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to the  effect  that  (i)  the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income  tax  purposes  and (ii) the  adoption  of the  Supplemental  Article will  not  endanger  the status of any
REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust Fund  (including  but not limited  to the  tax on  prohibited  transaction  as  defined  in  Section 860F(a)(2)  of the  Code  and the tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    Third-Party Beneficiary.

         The Swap  Counterparty  is an express  third-party  beneficiary  of Sections  4.02(c)(x)  and 4.10 of this
Agreement,  and shall have the right to enforce the  provisions of Sections  4.02(c)(x)  and 4.10 of this Agreement as if it were a party hereto.

Section 11.10.    Tax Treatment.

         Each party to this Agreement and each holder of a Certificate  by it acceptance of its ownership  interest in such  Certificate,  hereby  agrees to treat the payment made and received  hereunder  and any payments  received with respect to any Certificate for federal income tax purposes  consistently  with the REMIC  structure,  the Swap
Agreement  and the SB-AM Swap  Agreement as set forth herein or  incorporated  herein and with the deemed  payments made with respect thereto as set forth herein.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree  that the  purpose of this
Article XII is to facilitate  compliance by the Depositor  with the provisions of  Regulation AB  and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the  Exchange  Act.  Each  of the  Master  Servicer  and  the  Trustee  acknowledges  that  interpretations  of the requirements  of  Regulation AB  may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the  Depositor in good faith for delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB.  Each of the Master
Servicer and the Trustee shall cooperate  reasonably with the Depositor to deliver to the Depositor  (including any of its assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)      The Trustee  shall be deemed to  represent  to the  Depositor  as of the Closing  Date and on each date on which  information is provided to the Depositor under Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in  writing  to the  Depositor  prior to such  date:  (i) it is not  aware  and has not  received  notice  that any default,  early  amortization or other  performance  triggering  event has occurred as to any other  Securitization
Transaction  due to any default of the Trustee;  (ii) there are no aspects of its  financial  condition  that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings  pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv)
there are no  relationships  or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support  provider or other material  transaction party (as such terms are used in Regulation AB)  relating to the  Securitization  Transaction contemplated  by the  Agreement,  as  identified  by the Depositor to the Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and  that  are  material  to the  investors'  understanding  of the  Certificates;  and (v) the  Trustee  is not an
affiliate  of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the identity of a
Transaction Party after the Closing Date.

(b)      If so requested by the Depositor on any date following the Closing Date,  the Trustee  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such  request from the
Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Certificates are outstanding,  for the purpose of satisfying the Depositor's  reporting obligation  under the Exchange  Act with respect to any Class of  Certificates,  the Trustee  shall  provide to the
Depositor a written  description of (a) any litigation or governmental  proceedings  pending against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships  (as  described in Item 1119 of  Regulation AB)  that develop  following the Closing Date between the
Trustee and any Transaction Party of the type described in  Section 12.02(a)(iv)  or 12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the  Determination  Date  following  the  month  in  which  the  relevant  event  occurs,  and any  notices  and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this  Section 12.03  shall be given no later than January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on Form 10-K with  respect to the  Certificates,  the  Trustee  will be deemed to  represent  that any  information previously  provided under this Article XII is materially  correct and does not have any material  omissions unless the  Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any disclosure  relating  to  material  litigation  against  the  Trustee  prior to  filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the  Depositor  a report  (in form and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Trustee's  assessment of compliance  with the applicable  Servicing  Criteria  during the immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation AB.  Such  report  shall be  addressed  to the  Depositor  and  signed by an  authorized  officer of the
Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting  firm  reasonably  acceptable to the
Depositor  that  attests  to, and reports  on, the  assessment  of  compliance  made by the  Trustee and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)               any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants'  attestation  or other  material  provided  under this
         Article  XII by or on  behalf  of the  Trustee  (collectively,  the  "Trustee  Information"),  or (B)  the omission or alleged  omission to state in the Trustee  Information  a material  fact required to be stated
         in the Trustee  Information  or necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause
         (B) of this paragraph  shall be construed  solely by reference to the Trustee  Information  and not to any other  information  communicated  in connection  with a sale or purchase of securities,  without regard to whether the Trustee  Information  or any portion  thereof is presented  together with or  separately  from such other information; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification or other material when and as required  under this  Article  XII,  other than a failure by the  Trustee to deliver  the  accountants'
         attestation.

(b)      In the case of any  failure of  performance  described  in clause  (ii) of  Section 12.05(a),  the Trustee shall (i) promptly  reimburse the Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the information,  report,  certification,  accountants'  attestation or other material not delivered as required by the Trustee and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each
Person who controls the Trustee  (within the meaning of  Section 15  of the  Securities  Act and  Section 20 of the
Exchange Act),  and the respective  present and former  directors,  officers,  employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising  out of or based  upon (i) any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information  provided  under this  Agreement by or on behalf of the Depositor or Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"), or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause (ii) of this paragraph shall be  construed  solely  by  reference  to the RFC  Information  and not to any  other  information  communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the  Depositor,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                        RESIDENTIAL ASSET SECURITIES CORPORATION
                                                        By: /s/Tim Jacobson
                                                             Name: Tim Jacobson
                                                             Title: Vice President
                                                        RESIDENTIAL FUNDING COMPANY, LLC
                                                        By: /s/Christopher Martinez
                                                             Name: Christopher Martinez
                                                             Title: Associate
                                                        U.S. BANK NATIONAL ASSOCIATION
                                                        as Trustee

                                                        By: Tamara Shultz-Fugh
                                                             Name: Tamara Shulz-Fugh
                                                             Title: Vice President

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )
         On the ____ day of October  2006  before me, a notary  public in and for said State,  personally  appeared
________________,  known to me to be a Vice  President of  Residential  Asset  Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                 Notary Public
                                                 __/s/Amy Sue Olson______________________________
[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )
         On the ____ day of October  2006  before me, a notary  public in and for said State,  personally  appeared
_______________,  known to me to be an Associate of Residential  Funding Company,  LLC, a limited liability company that  executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said limited  liability  company,  and  acknowledged  to me that such  limited  liability  company  executed  the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 Notary Public
                                                 ___/s/Amy Sue Olson_____________________________

[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )
         On the ____ day of October  2006  before me, a notary  public in and for said State,  personally  appeared
____________________,  known to me to be a Vice President of U.S. Bank National Association,  a banking association organized under the laws of the United States that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 Notary Public
                                                 __/s/Trisha L. Willett_____________________________

[Notarial Seal]

                                                                     EXHIBIT A

                       FORM OF CLASS A-[_] CERTIFICATE

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986  COUPLED  WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE
SWAP AGREEMENT.

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO THE TRUSTEE
OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED
THAT AS OF ANY DATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT,  EITHER IT
IS NOT A PLAN INVESTOR OR AT LEAST ONE OF U.S.  DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  CLASS  EXEMPTIONS  84-14,  90-1,  91-38,  95-60,  96-23  OR OTHER
APPLICABLE  EXEMPTION  APPLIES TO SUCH HOLDER'S RIGHT TO RECEIVE PAYMENTS FROM
THE SUPPLEMENTAL INTEREST TRUST.

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY
ANY PERSON THAT DOES NOT SATISFY THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING
PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT SATISFIES SUCH CONDITIONS
SHALL  BE  RESTORED,  TO THE  EXTENT  PERMITTED  BY  LAW,  TO ALL  RIGHTS  AND
OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH
TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY
PERSON FOR MAKING  ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH  PRECEDING
TRANSFEREE.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement  [Adjustable Pass-Through Rate]
and Cut-off Date:  October 27, 2006
First Distribution Date:  November 27,   Aggregate Initial Certificate Principal
2006                                     Balance of the Class A-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class A-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class A-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  [Cede  & Co.]  is  the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class A-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Each holder of this  certificate  is deemed to represent  that as of any date prior to the termination of the Swap  Agreement,  either it is not a plan investor or at least one of U.S.  Department of Labor  Prohibited  Transaction
Class  Exemptions  84-14,  90-1,  91-38,  95-60,  96-23  or  other  applicable exemption  applies  to such  holder's  right  to  receive  payments  from  the
Supplemental   Interest   Trust.   Any  purported   Certificate   owner  whose
acquisition or holding of this Certificate (or interest  therein) was effected in  violation  of the  restrictions  in  Section  5.02(e) of the  Pooling  and
Servicing  Agreement  shall  indemnify  and hold harmless the  Depositor,  the
Trustee,  the Master Servicer,  any  Subservicer,  and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will be  reduced  [from  time to time pursuant to the Agreement].

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class A-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT B

                       FORM OF CLASS M-[_] CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M-[_] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS
UNDER THE SWAP AGREEMENT.

      ANY TRANSFEREE OF THIS CERTIFICATE (OR INTEREST  THEREIN) ACQUIRED AFTER
TERMINATION  OF THE SWAP  AGREEMENT  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY
VIRTUE OF ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN)
THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN
OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975  OF  THE  CODE  OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A
TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO
EFFECT SUCH ACQUISITION  (EACH OF THE FOREGOING,  A "PLAN  INVESTOR"),  (B) IT
HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT
OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, 59 FED. REG. 14674
(MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE
ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING
THAT THIS CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT) BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I)
THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO
PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT"
(AS   DEFINED   IN   U.S.   DEPARTMENT   OF   LABOR   PROHIBITED   TRANSACTION
CLASS EXEMPTION  ("PTCE")  95-60),  AND  (III)  THE  CONDITIONS  SET  FORTH IN
SECTIONS  I AND III OF PTCE  95-60  HAVE  BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (C), A "COMPLYING  INSURANCE  COMPANY").  EACH HOLDER OF
THIS  CERTIFICATE  IS DEEMED TO  REPRESENT  THAT,  AS OF ANY DATE PRIOR TO THE
TERMINATION  OF THE SWAP  AGREEMENT,  EITHER IT IS NOT A PLAN  INVESTOR  OR AT
LEAST ONE OF U.S. DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS EXEMPTIONS
84-14,  90-1,  91-38,  95-60,  96-23 OR OTHER APPLICABLE  EXEMPTION APPLIES TO
SUCH HOLDER'S RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST.

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY
ANY PERSON THAT DOES NOT SATISFY THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING
PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT EITHER (I) IS NOT A PLAN
INVESTOR,  (II) ACQUIRED  SUCH  CERTIFICATE  IN  COMPLIANCE  WITH THE TRANSFER
RESTRICTIONS  DESCRIBED ABOVE, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL
BE RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE  TRUSTEE  SHALL BE  UNDER NO  LIABILITY  TO ANY  PERSON  FOR
MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY TRANSFEREE OF A CLASS M CERTIFICATE  THAT IS A PLAN INVESTOR WILL BE
DEEMED TO HAVE  REPRESENTED  BY  VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF SUCH
CERTIFICATE  OR  INTEREST  THEREIN  THAT  SUCH  CERTIFICATE,  AT THE  TIME  OF
PURCHASE,  IS RATED  NOT  LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY FITCH,
STANDARD & POOR'S OR MOODY'S.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement  [Adjustable Pass-Through Rate]
and Cut-off Date:  October 27, 2006      [Fixed Pass-Through Rate]
First Distribution Date:  November 27,   Aggregate Initial Certificate Principal
2006                                     Balance of the Class M-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class M-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class M-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  [Cede  & Co.]  is  the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class M-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Any Transferee of this  Certificate  will be deemed to have  represented by  virtue  of its  purchase  or  holding  of this  Certificate  (or  interest therein)  after  termination  of the  Swap  Agreement  that  either  (a)  such transferee  is not an  employee  benefit  plan or  other  plan or  arrangement subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the code or a  person  (including  an  insurance  company  investing  its  general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition
(each  of the  foregoing,  a  "Plan  Investor"),  (b) it has  acquired  and is holding this  Certificate in reliance on U.S.  Department of Labor  Prohibited
Transaction  Exemption  ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
most recently  amended by PTE 2002-41,  67 Fed.  Reg.  54487 (August 22, 2002)
(the  "RFC  Exemption"),  and  that it  understands  that  there  are  certain conditions  to the  availability  of the RFC  Exemption  including  that  this
Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent)  by  Standard  &  Poor's,  Fitch  or  Moody's  or (c) (i) the
transferee is an insurance company,  (ii) the source of funds used to purchase or hold  this  certificate  is an  "insurance  company  general  account"  (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption
("PTCE")  95-60),  and (iii) the conditions set forth in sections I and III of
PTCE 95-60 have been satisfied  (each entity that satisfies this clause (c), a
"Complying Insurance  Company").  Each holder of this Certificate is deemed to represent  that,  as of  any  date  prior  to  the  termination  of  the  Swap
Agreement,  either  it  is  not a  plan  investor  or at  least  one  of  U.S.
Department of Labor  Prohibited  Transaction  Class  Exemptions  84-14,  90-1,
91-38,  95-60,  96-23 or other applicable  exemption  applies to such holder's right to receive payments from the Supplemental Interest Trust.

       If this  Certificate  (or any interest  therein) is acquired or held by any person that does not satisfy the  conditions  described  in the  preceding paragraph,  then the last preceding  transferee  that either (i) is not a Plan
Investor,  (ii) acquired  such  Certificate  in  compliance  with the transfer restrictions  described above, or (iii) is a Complying Insurance Company shall be restored,  to the extent permitted by law, to all rights and obligations as
Certificate  owner  thereof  retroactive  to the date of such transfer of this
Certificate.  The  Trustee  shall be  under no  liability  to any  person  for making any  payments due on this  Certificate  to such  preceding  transferee.
Any  purported   Certificate  owner  whose  acquisition  or  holding  of  this
Certificate   (or   interest   therein)  was  effected  in  violation  of  the
restrictions in Section  5.02(e) of the Pooling and Servicing  Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer, any Subservicer,  and the Trust Fund from and against any and all liabilities, claims,  costs or  expenses  incurred  by such  parties  as a  result  of such acquisition or holding.

      Any Transferee of a Class M Certificate  that is a plan investor will be deemed to have  represented  by  virtue of its  purchase  or  holding  of such
Certificate  or  interest  therein  that  such  Certificate,  at the  time  of purchase,  is rated  not  lower  than  "BBB-"  (or its  equivalent)  by Fitch,
Standard & Poors or Moodys.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will  be  reduced  to the  extent  of distributions allocable to principal and any Realized Losses allocable hereto.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class M-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT C

                           CLASS SB-[_] CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS
UNDER THE SWAP AGREEMENT.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement  Percentage Interest: [__]%
and Cut-off Date:  October 27, 2006
First Distribution Date:  November 27,   Aggregate Initial Certificate
2006                                     Principal Balance
                                         of the Class SB-[_] Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class SB-[_] Certificate:
                                         $___________________________
Maturity Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class SB-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that [Barclays  Capital Inc.] is the registered  owner of
the   Percentage   Interest   evidenced   by  this   Certificate   in  certain
distributions  with  respect  to the Trust  Fund  consisting  primarily  of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior]
lien  mortgage  loans  on  one- to  four-family  residential  properties  (the
"Mortgage   Loans"),   sold  by  Residential   Asset  Securities   Corporation
(hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant
to  a  Pooling  and  Servicing   Agreement   dated  as  specified  above  (the
"Agreement")  among the Depositor,  the Master Servicer and U.S. Bank National
Association,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of  the pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof,  assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount of interest  and  principal,  if any,  required to be  distributed  to Holders of
Class SB-[_] Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the  Trustee  for  that  purpose  in St.  Paul,  Minnesota.  The
Notional  Amount  of  this   Class SB-[_]   Certificate  as  of  any  date  of
determination  will  be  calculated  as  described  in  the  Agreement.   This
Class SB-[_]  Certificate will accrue interest at the Pass-Through Rate on the
Notional  Amount  as  indicated  in  the  definition  of  Accrued  Certificate
Interest  in the  Agreement.  This  Class SB-[_]  Certificate  will not accrue interest on its Certificate Principal Balance.

      No transfer of this  Certificate  or any interest  therein shall be made to any  employee  benefit  plan or other  plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any person (including an insurance  company investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each of the foregoing,  a "Plan  Investor")  unless the  Trustee,  the  Depositor  and the
Master  Servicer are provided with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master
Servicer to the effect that the  purchase  or holding of this  Certificate  is permissible  under  applicable  law,  will not  constitute  or  result  in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which  Opinion  of  Counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      Any purported  Certificate  owner whose  acquisition  or holding of this
Certificate   (or   interest   therein)  was  effected  in  violation  of  the
restrictions in Section  5.02(e) of the Pooling and Servicing  Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer, any Subservicer,  and the Trust Fund from and against any and all liabilities, claims,  costs or  expenses  incurred  by such  parties  as a  result  of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class SB-[_]  Certificates  referred  to in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

      THE CLASS R  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING
THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

      THIS CLASS R  CERTIFICATE  IS  SUBORDINATE  TO THE CLASS A,  CLASS M AND
CLASS SB CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

      THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(A) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.   EACH  HOLDER  OF  THIS   CERTIFICATE   BY  ACCEPTANCE  OF  THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Certificate No. R-1                      Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement  Master Servicer:
and Cut-off Date:  October 27, 2006      Residential Funding Company, LLC

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable to the Class R  Certificates with respect to
            a Trust Fund  consisting  primarily of mortgage  loans
            on one- to four-family  residential properties sold by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely  from the assets of the Trust Fund and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying Mortgage
Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This  certifies  that   [Residential   Funding  Company,   LLC]  is  the
registered owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first [and junior] lien mortgage loans on one- to
four-family   residential   properties   (the  "Mortgage   Loans"),   sold  by
Residential Asset Securities Corporation  (hereinafter called the "Depositor,"
which term  includes  any  successor  entity under the  Agreement  referred to below).  The  Trust  Fund was  created  pursuant  to a Pooling  and  Servicing
Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and  U.S.  Bank  National   Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein  have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  related  Available  Distribution  Amount in an  amount  equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and, the amount of interest and  principal,  if any,  required to be distributed to the
Holders of Class R Certificates on such Distribution Date.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement to the effect that (i)
each person  holding or acquiring any Ownership  Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned  upon the delivery to the Trustee of,  among other  things,  an  affidavit to the effect that  it  is a  United  States  Person  and  Permitted  Transferee,  (ii)  any
attempted or purported  transfer of any Ownership Interest in this Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee,  and (iv) if any person other than a United  States  Person and a Permitted  Transferee  acquires  any  Ownership
Interest in this  Certificate  in  violation  of such  restrictions,  then the
Master  Servicer  will have the  right,  in its sole  discretion  and  without notice  to the  Holder of this  Certificate,  to sell  this  Certificate  to a purchaser  selected by the Master Servicer,  which purchaser may be the Master
Servicer,  or  any  affiliate  of the  Master  Servicer,  on  such  terms  and conditions as the Master Servicer may choose.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with  respect to this
Certificate, including tax liabilities.

      No  transfer  of this  Class R  Certificate  will be  made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Depositor  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute  of any state and (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      Any Transferee of this  Certificate  will be deemed to have  represented by  virtue  of its  purchase  or  holding  of this  Certificate  (or  interest therein) that such  transferee  is not an employee  benefit plan or other plan or  arrangement  subject  to  the  prohibited  transaction  provisions  of the
Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or
Section  4975  of  the  Code  or a  person  (including  an  insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee  of any such  plan)  who is using  "plan  assets"  of any such plan to effect such acquisition.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future holders of this  Certificate and of any Certificate issued  upon the  transfer  hereof or in  exchange  herefor or in lieu  hereof whether or not  notation  of such  consent is made upon the  Certificate.  The
Agreement also permits the amendment thereof in certain  circumstances without the  consent  of  the  Holders  of any of the  Certificates  and,  in  certain additional  circumstances,  without  the  consent  of the  Holders  of certain
Classes of Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them pursuant to the Agreement.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class R   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT E

                         FORM OF CUSTODIAL AGREEMENT

      THIS  CUSTODIAL  AGREEMENT  (as  amended and  supplemented  from time to time, the  "Agreement"),  dated as of October 27, 2006, by and among U.S. BANK
NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling
Agreement   defined  below,  the  "Trustee"),   RESIDENTIAL  ASSET  SECURITIES
CORPORATION  (together  with  any  successor  in  interest,   the  "Company"),
RESIDENTIAL  FUNDING  COMPANY,  LLC,  as master  servicer  (together  with any successor in interest or  successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer")  and WELLS FARGO  BANK,  NATIONAL  ASSOCIATION
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                         W I T N E S S E T H T H A T:

      WHEREAS, the Company, the Master Servicer,  and the Trustee have entered into a  Pooling  and  Servicing  Agreement,  dated  as of  October  27,  2006, relating to the issuance of Residential  Asset  Securities  Corporation,  Home
Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9 (as
in effect on the date of this  Agreement,  the "Original  Pooling  Agreement,"
and as amended and supplemented  from time to time, the "Pooling  Agreement");
and

      WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the purposes of receiving and holding certain  documents and other instruments delivered by the Company and the Master Servicer under the Pooling  Agreement, all upon the terms and conditions and subject to the  limitations  hereinafter set forth;

      NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                 Definitions

      Capitalized  terms used in this  Agreement and not defined  herein shall
have  the  meanings  assigned  in  the  Original  Pooling  Agreement,   unless
otherwise required by the context herein.

ARTICLE II

                        Custody of Mortgage Documents

Section 2.1 Custodian  to Act as Agent:  Acceptance  of Custodial  Files.  The
Company and the Master  Servicer  hereby  direct the Trustee to appoint  Wells
Fargo Bank, National  Association as the Custodian  hereunder.  The Custodian, as the duly appointed  agent of the Trustee for these  purposes,  acknowledges receipt of the Custodial  Files relating to the Mortgage  Loans  identified on the schedule  attached  hereto (the  "Custodial  Files") and declares  that it holds and will hold the  Custodial  Files as agent for the Trustee,  in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2 Recordation  of  Assignments.  If any Custodial  File includes one or more  assignments  of the related  Mortgages  to the Trustee  that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real property  records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate  public office for real property  records each such  assignment  and,  upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3 Review of Custodial Files.

(a)   On or prior to the Closing  Date,  the  Custodian  shall  deliver to the
Trustee an Initial  Certification  in the form  annexed  hereto as Exhibit One evidencing  receipt of a Custodial  File for each  Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan  Schedule").  The parties hereto acknowledge  that certain  documents  referred to in Subsection  2.01(b)(i) of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)   Within 45 days after the Closing  Date,  the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Custodial File and to deliver to the Trustee an Interim  Certification in the form annexed hereto as Exhibit
Two to the effect  that all  documents  required to be  delivered  pursuant to
Section 2.01 (b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A attached to such Interim  Certification.  For purposes of such review, the Custodian shall compare the following  information in each Custodial File to the corresponding information  in the Mortgage  Loan  Schedule:  (i) the loan  number,  (ii) the borrower name and (iii) the original principal balance.  In the event that any
Mortgage Note or  Assignment  of Mortgage has been  delivered to the Custodian by the Company in blank,  the  Custodian,  upon the  direction of the Company, shall  cause each such  Mortgage  Note to be  endorsed to the Trustee and each such  Assignment  of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.
Within 45 days of receipt of the documents  required to be delivered  pursuant to  Section 2.01(c)  of the Pooling  Agreement,  the Custodian agrees, for the benefit of the Certificateholders,  to review each such document, and upon the written  request of the Trustee to deliver to the Trustee an updated  Schedule
A to the  Interim  Certification.  The  Custodian  shall  be  under no duty or
obligation  to  inspect,  review  or  examine  said  documents,   instruments,
certificates  or  other  papers  to  determine  that  the  same  are  genuine, enforceable,  or  appropriate  for the  represented  purpose or that they have actually  been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review required
by  this   Section 2.3   the   Custodian   finds  any  document  or  documents
constituting  a part of a Custodial File to be missing or defective in respect of the items  reviewed as  described  in this  Section 2.3(b),  the  Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

(c)   Upon receipt of all documents  required to be in the Custodial Files the
Custodian  shall  deliver  to the  Trustee a Final  Certification  in the form annexed hereto as Exhibit Three  evidencing the  completeness of the Custodial
Files.

      Upon receipt of written  request  from the  Trustee,  the Company or the
Master  Servicer,  the  Custodian  shall  as soon as  practicable  supply  the
Trustee with a list of all of the  documents  relating to the  Mortgage  Loans required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

Section 2.4_Notification of Breaches of  Representations  and  Warranties.  If
the Custodian discovers,  in the course of performing its custodial functions, a breach of a  representation  or warranty made by the Master  Servicer or the
Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Custodial  File, the Custodian  shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5 Custodian  to  Cooperate:  Release of  Custodial  Files.  Upon the
repurchase or  substitution of any Mortgage Loan pursuant to Article II of the
Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed
in  a  manner   customary  for  such  purposes,   the  Master  Servicer  shall
immediately  notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Exhibit Four attached hereto or a mutually  acceptable electronic  form) and shall request  delivery to it of the Custodial File. The
Custodian  agrees,  upon  receipt of such  Request  for  Release,  promptly to release to the Master  Servicer the related  Custodial File. Upon receipt of a
Request for Release from the Master Servicer,  signed by a Servicing  Officer, stating that (i) the  Master  Servicer or a  Subservicer,  as the case may be, has made a deposit  into the  Certificate  Account in payment for the purchase of the related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified
Substitute  Mortgage Loan for such Mortgage Loan, the Custodian  shall release to the Master Servicer the related  Custodial File. Upon written  notification of a substitution,  the Master Servicer shall deliver to the Custodian and the
Custodian agrees to accept the Mortgage Note and other documents  constituting the Custodial  File with respect to any Qualified  Substitute  Mortgage  Loan,
upon  receiving  written   notification  from  the  Master  Servicer  of  such
substitution.

      From time to time as is  appropriate  for the servicing or  foreclosures of any  Mortgage  Loan,  including,  for this  purpose,  collection  under any
Primary  Insurance  Policy or any Mortgage Pool Insurance  Policy,  the Master
Servicer  shall deliver to the  Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Custodial File or such document to the Master Servicer.  All
Custodial  Files so  released  to the Master  Servicer  shall be held by it in trust for the  Trustee  for the use and  benefit  of all  present  and  future
Certificateholders.  The Master  Servicer  shall cause each  Custodial File or any  document  therein so released to be  returned to the  Custodian  when the need  therefor  by the  Master  Servicer  no  longer  exists,  unless  (i) the
Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the
Custodial  File or such  document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Master
Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing Officer  certifying as to the name and address of the Person to which such  Custodial  File or such  document was delivered and the purpose or purposes of such  delivery.  Immediately  upon receipt of any  Custodial  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgement  to the Master Servicer,  confirming receipt of such
Custodial File.

      Upon the written  request of the Master  Servicer,  the  Custodian  will send  to  the  Master  Servicer  copies  of  any  documents  contained  in the
Custodial File.

Section 2.6 Assumption   Agreements.   In  the  event   that  any   assumption
agreement or substitution of liability  agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in  accordance  with the terms and provisions of the Pooling Agreement,  the Master Servicer shall notify the
Custodian that such  assumption or  substitution  agreement has been completed
by  forwarding   to  the   Custodian  the  original  of  such   assumption  or
substitution  agreement,  which shall be added to the related  Custodial  File and, for all purposes,  shall be considered a part of such  Custodial  File to the same extent as all other  documents  and  instruments  constituting  parts thereof.

ARTICLE III

                           Concerning the Custodian

Section 3.1_Custodian  a Bailee  and Agent of the  Trustee.  With  respect  to each Mortgage Note,  Mortgage and other documents  constituting each Custodial
File which are delivered to the Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any Mortgage
Note or Mortgage for the benefit of any person  other than the Trustee,  holds such  documents  for the  benefit  of  Certificateholders  and  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note,  Mortgage or other document  constituting a part of a Custodial  File shall be delivered  by the  Custodian to the Company or the Master  Servicer  or  otherwise  released  from the  possession  of the
Custodian.

      The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly  notify the Custodian in writing when a
MERS Mortgage Loan is no longer  registered  with and recorded  under MERS and
(ii) concurrently  with  any  such  deregistration  of a MERS  Mortgage  Loan, prepare,  execute and record an original  assignment  from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2_Indemnification.  The Company  hereby agrees to indemnify and hold the  Custodian  harmless  from and against all  claims,  liabilities,  losses, actions,  suits or  proceedings  at law or in equity,  or any other  expenses, fees or charges of any  character or nature,  which the Custodian may incur or with  which  the  Custodian  may be  threatened  by  reason  of its  acting as custodian under this  Agreement,  including  indemnification  of the Custodian against any and all  expenses,  including  attorney's  fees if counsel for the
Custodian  has been  approved by the Company,  and the cost of  defending  any action,  suit or  proceedings  or  resisting  any claim.  Notwithstanding  the foregoing,  it is  specifically  understood  and agreed  that in the event any such claim, liability,  loss, action, suit or proceeding or other expense, fee or charge  shall have been caused by reason of any  negligent  act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which
shall   constitute   a  willful   breach   of  its   duties   hereunder,   the
indemnification provisions of this Agreement shall not apply.

Section 3.3_Custodian May Own  Certificates.  The Custodian in its  individual or any other  capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4_Master Servicer to Pay Custodian's  Fees and Expenses.  The Master
Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian shall be entitled to,  reasonable  compensation for all services rendered  by it in the  exercise  and  performance  of any of the  powers  and duties  hereunder  of the  Custodian,  and the  Master  Servicer  shall pay or reimburse  the  Custodian  upon  its  request  for  all  reasonable  expenses, disbursements  and advances  incurred or made by the  Custodian in  accordance with  any of the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its counsel and of all persons not regularly in its employ),  except any such  expense,  disbursement or advance as may arise from its negligence or bad faith.

Section 3.5_Custodian   May  Resign;   Trustee  May  Remove   Custodian.   The
Custodian may resign from the  obligations  and duties hereby  imposed upon it as such  obligations  and  duties  relate to its  acting as  Custodian  of the
Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee shall either take  custody of the  Custodial  Files  itself and give  prompt  notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of  the  Custodial  Files  and no  successor  Custodian  shall  have  been  so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      The Trustee,  at the  direction of the Master  Servicer and the Company, may remove  the  Custodian  at any time.  In such  event,  the  Trustee  shall appoint,  or  petition  a  court  of  competent  jurisdiction  to  appoint,  a successor Custodian  hereunder.  Any successor Custodian shall be a depository institution  subject  to  supervision  or  examination  by  federal  or  state authority  and shall be able to satisfy the other  requirements  contained  in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

      Any  resignation  or  removal  of the  Custodian  and  appointment  of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master
Servicer  of  the  appointment  of  any  successor  Custodian.   No  successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6_Merger or  Consolidation  of Custodian.  Any Person into which the
Custodian may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Custodian  shall be a party,  or any Person  succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder,  without the execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such  successor is a depository  institution  subject to  supervision  or examination  by federal or state  authority  and is able to satisfy  the other requirements  contained in  Section 3.7  and is  unaffiliated  with the Master
Servicer or the Company.

Section 3.7_Representations   of   the   Custodian.   The   Custodian   hereby
represents  that it is a  depository  institution  subject to  supervision  or examination  by a federal  or state  authority,  has a  combined  capital  and surplus  of at  least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Custodial File.

ARTICLE IV

                        Compliance with Regulation AB

Section 4.1_Intent  of  the  Parties;   Reasonableness.   The  parties  hereto
acknowledge  and agree that the purpose of this  Article IV  is to  facilitate compliance  by the Company with the  provisions  of  Regulation AB and related rules and  regulations of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these provisions  other than in good faith,  or for purposes  other than  compliance with the  Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange  Act. Each of the
parties  hereto  acknowledges  that  interpretations  of the  requirements  of
Regulation  AB may change  over time,  whether  due to  interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests made by the Company in good faith for delivery
of   information   under   these   provisions   on  the   basis  of   evolving
interpretations  of Regulation AB. The Custodian  shall  cooperate  reasonably with the Company to deliver to the Company  (including any of its assignees or designees),  any  and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith determination  of the  Company  to  permit  the  Company  to  comply  with the provisions of Regulation AB.

Section 4.2 Additional Representations and Warranties of the Custodian.

(a)   The Custodian  hereby  represents and warrants that the  information set
forth   under  the  caption   "Pooling   and   Servicing   Agreement--Custodial
Arrangements"  (the  "Custodian  Disclosure")  in the  preliminary  prospectus supplement  relating to the Certificates  and the final prospectus  supplement relating  to the  Certificates  does not  contain  any untrue  statement  of a material fact or omit to state a material  fact required to be stated  therein or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

(b)   The  Custodian  shall be deemed to  represent  to the  Company as of the date hereof and on each date on which  information  is provided to the Company under  Section 4.3  that,  except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its financial  condition that could have a  material  adverse  effect on the  performance  by it of its  Custodian obligations  under this Agreement or any other  Securitization  Transaction as
to  which  it  is  the  custodian;   (ii)  there  are  no  material  legal  or
governmental  proceedings  pending (or known to be  contemplated)  against it;
and (iii) there are no affiliations,  relationships  or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider  or other  material  transaction  party  (as such  terms  are used in
Regulation AB) relating to the Securitization  Transaction contemplated by the
Agreement,  as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

(c)   If so requested by the Company on any date  following  the Closing Date, the  Custodian  shall,  within five  Business  Days  following  such  request, confirm in writing the  accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this  Section or,  if any such  representation  and warranty  is not  accurate  as of  the  date  of  such  confirmation,  provide reasonably  adequate  disclosure of the pertinent  facts,  in writing,  to the requesting  party.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company shall have a reasonable basis for a determination that any of the  representations  and warranties may not be accurate.

Section 4.3 Additional  Information  to Be Provided by the  Custodian.  For so
long as the Certificates  are  outstanding,  for the purpose of satisfying the
Company's  reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or  governmental  proceedings  pending against the
Custodian  that would be  material to  Certificateholders,  and (b) provide to the  Company  a written  description  of such  proceedings.  Any  notices  and descriptions  required  under  this  Section 4.3  shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the  Custodian has  knowledge of the  occurrence of the relevant  event.
As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously provided under this Section 4.3, if any, is materially  correct and does not have any material omissions unless the  Custodian  has  provided an update to such  information.  For purposes of this  Section 4.3,  "Determination  Date"  shall  mean,  with  respect  to any
Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the  Business  Day  immediately  following  such 20th day) of the month of the related  Distribution Date and "Distribution Date" shall mean, the 25th day of any month  beginning  in November  2006 or, if such 25th day is not a Business
Day, the Business Day immediately following such 25th day.

Section 4.4 Report on Assessment of Compliance and  Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

(a)   deliver  to the  Company  a report  (in form  and  substance  reasonably
satisfactory  to  the  Company)   regarding  the  Custodian's   assessment  of
compliance  with the  Servicing  Criteria  during  the  immediately  preceding calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and  Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the
Company  and  signed by an  authorized  officer  of the  Custodian,  and shall
address  each  of  the  Servicing   Criteria   specified  on  a  certification
substantially in the form of Exhibit Five hereto; and

(b)   deliver to the Company a report of a registered  public  accounting firm reasonably  acceptable  to the  Company  that  attests to, and reports on, the assessment of compliance  made by the Custodian and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3)  and 2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 4.5 Indemnification; Remedies.

(a)   The  Custodian  shall  indemnify  the  Company,  each  affiliate  of the
Company,  the Master  Servicer and each broker dealer  acting as  underwriter, placement  agent or initial  purchaser of the  Certificates or each Person who controls  any of  such  parties  (within  the  meaning  of  Section 15  of the
Securities  Act and  Section 20  of the  Exchange  Act);  and  the  respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)   (A)               any untrue  statement of a material fact  contained or
alleged to be  contained  in the  Custodian  Disclosure  and any  information, report,  certification,  accountants'  attestation or other material  provided under this  Article IV  by or on behalf of the  Custodian  (collectively,  the
"Custodian Information"),  or (B) the omission or alleged omission to state in the  Custodian  Information  a  material  fact  required  to be  stated in the
Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances  under which they were made, not misleading;
or

(ii)  any  failure  by the  Custodian  to  deliver  any  information,  report,
certification,   accountants'  attestation  or  other  material  when  and  as required under this Article IV.

(b)   In the case of any failure of  performance  described  in clause (ii) of
Section 4.5(a),  the Custodian  shall  promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information, report, certification,  accountants' letter or other material not delivered as required by the Custodian.

ARTICLE V

                           Miscellaneous Provisions

Section 5.1_Notices.  All  notices,  requests,  consents and demands and other communications  required  under  this  Agreement  or  pursuant  to  any  other instrument or document  delivered  hereunder  shall be in writing and,  unless otherwise specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof  (unless changed by the  particular  party  whose  address is stated  herein by similar notice in  writing);  in each case the notice  will be deemed  delivered  when received.

Section 5.2 Amendments.  No  modification  or  amendment of or  supplement  to this Agreement  shall be valid or effective  unless the same is in writing and signed by all parties hereto, and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment of or supplement to this  Agreement except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt notice  to the  Custodian  of  any  amendment  or  supplement  to the  Pooling
Agreement and furnish the Custodian with written copies thereof.

Section 5.3 GOVERNING  LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE
CONFLICT OF LAW PRINCIPLES THEREOF,  OTHER THAN  SECTIONS 5-1401 AND 5-1402 OF
THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4 Recordation  of Agreement.  To the extent  permitted by applicable law,  this  Agreement  is subject to  recordation  in all  appropriate  public offices for real  property  records in all the  counties  or other  comparable jurisdictions  in which any or all of the properties  subject to the Mortgages are  situated,  and  in any  other  appropriate  public  recording  office  or elsewhere,  such  recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of
Certificates  evidencing undivided interests in the aggregate of not less than
25% of the Trust Fund),  but only upon direction  accompanied by an Opinion of
Counsel reasonably  satisfactory to the Master Servicer to the effect that the failure to effect  such  recordation  is likely to  materially  and  adversely affect the interests of the Certificateholders.

      For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5 Severability  of Provisions.  If any one or more of the covenants, agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants, agreements,  provisions or terms
shall  be  deemed   severable  from  the  remaining   covenants,   agreements,
provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

                     [Signatures begin on following page]

            IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                                  U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                         By:__________________________________
Attention:    Structured    Finance/RASC Name:
         Series 2006-KS9                 Title:
Address:                                 RESIDENTIAL      ASSET      SECURITIES
                                         CORPORATION
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:___________________________________
                                         Name:  Tim Jacobson
                                         Title:Vice President

Address:                                  RESIDENTIAL  FUNDING COMPANY,  LLC, as
                                         Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:___________________________________
                                         Name:  Joseph Orning
                                         Title:Associate

Address:                                  WELLS     FARGO     BANK,     NATIONAL
                                         ASSOCIATION, as Custodian
Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423
                                         By:___________________________________
                                         Name:
                                         Title:        Assistant Vice President

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF RAMSEY              )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally  appeared  _____________,  known to me to be a
_________ of U.S. BANK NATIONAL  ASSOCIATION,  a national banking  association that  executed  the within  instrument,  and also known to me to be the person
who  executed  it  on  behalf  of  said  national   banking   association  and
acknowledged to me that such national banking association  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        )ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of October  2006,  before  me, a notary  public in and for said State,  personally appeared  ___________________,  known to me to be a ______________  of Residential Asset Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        )ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally appeared  ___________________,  known to me to be a ______________ of Residential  Funding Company,  LLC, a limited liability company that  executed the within  instrument,  and also known to me to be the person  who  executed  it on behalf of said  limited  liability  company,  and acknowledged  to me that such limited  liability  company  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF                      )
                              )ss.:
COUNTY OF                     )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally appeared  ______________________,  known to me
to   be  a   ______________________________   Wells   Fargo   Bank,   National
Association,  one of the entities  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national banking  association,  and  acknowledged  to me  that  such  national  banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________________
                                                     Notary Public

[Notarial Seal]

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance/RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Home Equity Mortgage Asset-Backed Pass-Through Certificates
                  Series 2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  and  subject  to  Section  2.02  of  the  Pooling  Agreement,  the
undersigned,  as Custodian,  hereby certifies that it has received a Custodial
File  (which  contains  an original  Mortgage  Note or an  original  Lost Note
Affidavit with a copy of the related  Mortgage Note) to the extent required in
Section 2.01(b)  of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions  listed on Schedule
A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance, RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Home Equity Mortgage Asset-Backed Pass-Through Certificates
                  Series 2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Custodial File to the extent  required  pursuant to Section 2.01(b)
of the Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has  reviewed  the  Custodial  File  and the
Mortgage Loan Schedule and has determined  that:  all required  documents have been  executed  and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  with any exceptions listed on
Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance, RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Custodial  File with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule  and it has  reviewed  the  Custodial  File  and  the
Mortgage  Loan  Schedule  and has  determined  that:  all  required  documents referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                 EXHIBIT FOUR

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                 EXHIBIT FIVE

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment of  compliance  to be delivered by the  Custodian  shall address,  at a  minimum,  the  criteria  identified  as below  as  "Applicable
Servicing Criteria":

----------------------------------------------------------------------------------------
                                                                         APPLICABLE
                         SERVICING CRITERIA                          SERVICING CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

      REFERENCE                          CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                             GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to
                      monitor any performance or other triggers and
                      events of default in accordance with the
                      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      If any material servicing activities are
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance with
1122(d)(1)(ii)        such servicing activities.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any requirements in the transaction
                      agreements to maintain a back-up servicer for
1122(d)(1)(iii)       the pool assets are maintained.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the amount
                      of coverage required by and otherwise in
                      accordance with the terms of the transaction
1122(d)(1)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets are deposited into
                      the appropriate custodial bank accounts and
                      related bank clearing accounts no more than
                      two business days following receipt, or such
                      other number of days specified in the
1122(d)(2)(i)         transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on
                      behalf of an obligor or to an investor are
1122(d)(2)(ii)        made only by authorized personnel.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and
                      any interest or other fees charged for such
                      advances, are made, reviewed and approved as
1122(d)(2)(iii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The related accounts for the transaction,
                      such as cash reserve accounts or accounts
                      established as a form of
                      overcollateralization, are separately
                      maintained (e.g., with respect to commingling
                      of cash) as set forth in the transaction
1122(d)(2)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Each custodial account is maintained at a
                      federally insured depository institution as
                      set forth in the transaction agreements. For
                      purposes of this criterion, "federally
                      insured depository institution" with respect
                      to a foreign financial institution means a
                      foreign financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)         Securities Exchange Act.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Unissued checks are safeguarded so as to
1122(d)(2)(vi)        prevent unauthorized access.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly
                      basis for all asset-backed securities related
                      bank accounts, including custodial accounts
                      and related bank clearing accounts. These
                      reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar
                      days after the bank statement cutoff date, or
                      such other number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These
                      reconciling items are resolved within 90
                      calendar days of their original
                      identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reports to investors, including those to be
                      filed with the Commission, are maintained in
                      accordance with the transaction agreements
                      and applicable Commission requirements.
                      Specifically, such reports (A) are prepared
                      in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B)
                      provide information calculated in accordance
                      with the terms specified in the transaction
                      agreements; (C) are filed with the Commission
                      as required by its rules and regulations; and
                      (D) agree with investors' or the trustee's
                      records as to the total unpaid principal
                      balance and number of pool assets serviced by
1122(d)(3)(i)         the servicer.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
1122(d)(3)(ii)        forth in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted
                      within two business days to the servicer's
                      investor records, or such other number of
1122(d)(3)(iii)       days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts remitted to investors per the
                      investor reports agree with cancelled checks,
                      or other form of payment, or custodial bank
1122(d)(3)(iv)        statements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Collateral or security on pool assets is
                      maintained as required by the transaction
1122(d)(4)(i)         agreements or related asset pool documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Pool assets and related documents are
                      safeguarded as required by the transaction
1122(d)(4)(ii)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to
                      the asset pool are made, reviewed and
                      approved in accordance with any conditions or
1122(d)(4)(iii)       requirements in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets, including any
                      payoffs, made in accordance with the related
                      pool asset documents are posted to the
                      servicer's obligor records maintained no more
                      than two business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated to
                      principal, interest or other items (e.g.,
                      escrow) in accordance with the related pool
1122(d)(4)(iv)        asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The servicer's records regarding the pool
                      assets agree with the servicer's records with
                      respect to an obligor's unpaid principal
1122(d)(4)(v)         balance.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Changes with respect to the terms or status
                      of an obligor's pool asset (e.g., loan
                      modifications or re-agings) are made,
                      reviewed and approved by authorized personnel
                      in accordance with the transaction agreements
1122(d)(4)(vi)        and related pool asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in
                      lieu of foreclosure, foreclosures and
                      repossessions, as applicable) are initiated,
                      conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction
                      agreements. Such records are maintained on at
                      least a monthly basis, or such other period
                      specified in the transaction agreements, and
                      describe the entity's activities in
                      monitoring delinquent pool assets including,
                      for example, phone calls, letters and payment
                      rescheduling plans in cases where delinquency
                      is deemed temporary (e.g., illness or
1122(d)(4)(viii)      unemployment).
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of
                      return for pool assets with variable rates
                      are computed based on the related pool asset
1122(d)(4)(ix)        documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an
                      obligor (such as escrow accounts): (A) such
                      funds are analyzed, in accordance with the
                      obligor's pool asset documents, on at least
                      an annual basis, or such other period
                      specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited,
                      to obligors in accordance with applicable
                      pool asset documents and state laws; and (C)
                      such funds are returned to the obligor within
                      30 calendar days of full repayment of the
                      related pool asset, or such other number of
1122(d)(4)(x)         days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such
                      as tax or insurance payments) are made on or
                      before the related penalty or expiration
                      dates, as indicated on the appropriate bills
                      or notices for such payments, provided that
                      such support has been received by the
                      servicer at least 30 calendar days prior to
                      these dates, or such other number of days
1122(d)(4)(xi)        specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any late payment penalties in connection with
                      any payment to be made on behalf of an
                      obligor are paid from the servicer's funds
                      and not charged to the obligor, unless the
                      late payment was due to the obligor's error
1122(d)(4)(xii)       or omission.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor
                      are posted within two business days to the
                      obligor's records maintained by the servicer,
                      or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in
1122(d)(4)(xiv)       accordance with the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or
                      Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)        set forth in the transaction agreements.
----------------------------------------------------------------------------------------

                                                                   EXHIBIT F-1

                            GROUP I LOAN SCHEDULE

                       [FILED HEREWITH AS EXHIBIT 99.1]

                                                                   EXHIBIT F-2

                            GROUP II LOAN SCHEDULE

                       [FILED HEREWITH AS EXHIBIT 99.1]

                                                                     EXHIBIT G

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                   EXHIBIT H-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

1.    That he is [Title of Officer] of [Name of Owner]  (record or  beneficial owner of the Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series   2006-KS9,   Class R   (the   "Owner")),   a   [savings   institution]
[corporation]  duly  organized  and  existing  under the laws of [the State of
________________]  [the  United  States],  on  behalf  of which he makes  this affidavit and agreement.

2.    That the Owner (i) is not and will not be a "disqualified  organization"
or an electing large  partnership as of [date of transfer]  within the meaning of Section 860E(e)(5) and 775,  respectively,  of the Internal Revenue Code of
1986, as amended (the "Code") or an electing large  partnership  under Section
775(a) of the Code,  (ii) will  endeavor to remain  other than a  disqualified organization  for so long as it retains its ownership  interest in the Class R
Certificates,  and (iii) is  acquiring  the Class R  Certificates  for its own account  or for the  account of another  Owner from which it has  received  an affidavit and agreement in  substantially  the same form as this affidavit and agreement. (For this purpose, a "disqualified  organization" means an electing large partnership under Section 775 of the Code, the United States,  any state or political  subdivision thereof, any agency or instrumentality of any of the foregoing  (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental entity) or any foreign  government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income tax unless such  organization is subject to the tax on unrelated  business taxable income).

3.    That the  Owner  is  aware  (i) of the tax  that  would  be  imposed  on
transfers  of  Class R  Certificates  to  disqualified   organizations  or  an
electing large  partnership  under the Code,  that applies to all transfers of
Class R  Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through  an agent  (which
person   includes  a  broker,   nominee  or  middleman)   for  a  disqualified
organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a  disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that  the  Class R  Certificates  may be
"noneconomic  residual  interests" within the meaning of Treasury  regulations promulgated  pursuant  to the Code and that the  transferor  of a  noneconomic residual  interest  will remain  liable for any taxes due with  respect to the income  on such  residual  interest,  unless  no  significant  purpose  of the transfer was to impede the assessment or collection of tax.

4.    That the Owner is aware of the tax  imposed on a  "pass-through  entity"
holding Class R  Certificates if either the pass-through entity is an electing large  partnership  under Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a disqualified  organization  is the record  holder of an  interest  in such  entity.  (For this  purpose,  a "pass through  entity"  includes  a  regulated  investment  company,  a real  estate investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

5.    That the Owner is aware that the Trustee  will not register the transfer of any Class R Certificates unless the transferee,  or the transferee's agent,
delivers  to  it  an  affidavit  and   agreement,   among  other  things,   in
substantially  the  same  form as this  affidavit  and  agreement.  The  Owner expressly  agrees that it will not consummate any such transfer if it knows or believes  that any of the  representations  contained  in such  affidavit  and agreement are false.

6.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions  of Section  5.02(f) of the
Pooling and  Servicing  Agreement  under which the Class R  Certificates  were issued (in particular,  clause (iii)(A) and  (iii)(B) of Section 5.02(f) which authorize  the Trustee to deliver  payments  to a person  other than the Owner and  negotiate  a  mandatory  sale by the Trustee in the event the Owner holds such  Certificates  in  violation  of Section  5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

7.    That the Owner consents to any additional  restrictions  or arrangements that  shall be  deemed  necessary  upon  advice of  counsel  to  constitute  a reasonable  arrangement to ensure that the Class R  Certificates  will only be owned,  directly  or  indirectly,  by an  Owner  that  is  not a  disqualified organization.

8.    The Owner's Taxpayer Identification Number is ____________________.

9.    This  affidavit and agreement  relates only to the Class R  Certificates held by the  Owner and not to any other  holder of the  Class R  Certificates.
The Owner  understands  that the liabilities  described  herein relate only to the Class R Certificates.

10.   That no  purpose of the Owner  relating  to the  transfer  of any of the
Class R  Certificates  by the Owner is or will be to impede the  assessment or collection of any tax; in making this representation,  the Owner warrants that the Owner is familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and recent amendments  thereto,  effective  as of July 19,  2002,  and (ii) the  preamble describing  the  adoption  of the  amendments  to such  regulation,  which  is attached hereto as Annex I.

11.   That the Owner has no present  knowledge or expectation  that it will be unable  to pay  any  United  States  taxes  owed  by it so  long as any of the
Certificates remain  outstanding.  In this regard, the Owner hereby represents to and for the  benefit  of the  person  from  whom it  acquired  the  Class R
Certificate  that the Owner intends to pay taxes  associated with holding such
Class R  Certificate as they become due, fully understanding that it may incur tax  liabilities  in  excess  of any  cash  flows  generated  by  the  Class R
Certificate.

12.   That the Owner has no  present  knowledge  or  expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

13.   The Owner is either (i) a citizen  or  resident  of the  United  States,
(ii) a corporation,  partnership or other entity treated as a corporation or a partnership for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United States,  any state thereof or the District of
Columbia  (other than a  partnership  that is not  treated as a United  States person under any  applicable  Treasury  regulations),  (iii) an estate that is described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust  that is described in Section 7701(a)(30)(E) of the Code.

14.   The Owner  hereby  agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

15.   The Owner hereby  certifies,  represents  and warrants to, and covenants with the  Depositor,  the Trustee and the Master  Servicer  that the following statements in (a) or (b) are accurate:

      (a)  The  Certificates  are not  being  acquired  by,  and  will  not be
transferred to, any     employee  benefit  plan or other  plan or  arrangement
subject to the prohibited transaction     provisions     of    the    Employee
Retirement Income Security Act of 1974, as amended    ("ERISA"),   or  Section
4975 of the Internal Revenue Code of 1986, as amended (the  "Code"),   or  any
person (including an insurance company investing its general account, an investment  manager,  a named  fiduciary or a trustee of any such plan) who is
using "plan       assets" of any such plan to effect  such  acquisition  (each
of the foregoing, a "Plan     Investor"); or

      (b) The Owner has  provided the Trustee,  the  Depositor  and the Master
Servicer with an  Opinion of Counsel  acceptable  to and in form and substance satisfactory to the Trustee,  the  Depositor  and the Master  Servicer  to the
effect that the purchase or holding of    Certificates  is  permissible  under
applicable law, will not constitute or result in any  nonexempt     prohibited
transaction under Section 406 of ERISA or Section 4975 of the     Code     (or
comparable provisions of any subsequent enactments), and will not subject the
Trustee, the Depositor,  or the Master Servicer to any obligation or liability
(including  obligations  or  liabilities  under  ERISA or Section  4975 of the
Code) in addition to those    undertaken   in  the   Pooling   and   Servicing
Agreement, which Opinion of Counsel shall not   be  at  the   expense  of  the
Trustee, the Depositor or the Master Servicer.

      In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor,  the Trustee and the Master  Servicer that the Owner will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan Investor or person meets the  requirements  set forth in either (a) or (b) above.

      Capitalized  terms used but not defined  herein  shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its
[Title of Officer] and its corporate  seal to be hereunto  attached,  attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                    [NAME OF OWNER]

                                    By: ___________________________________
                                    [Name of Officer]
                                    [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

            Personally  appeared before me the above-named  [Name of Officer], known or  proved  to me to be the  same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this _______________ day
of ___________, 200_.

                                    __________________________________________
                                    NOTARY PUBLIC

                                    COUNTY OF ______________________________
                                    STATE OF ________________________________
                                    My Commission expires the ___ day of
                                    __________, 20__

                                                        ANNEX I TO EXHIBIT H-1

                          DEPARTMENT OF THE TREASURY

                           Internal Revenue Service

                            26 CFR Parts 1 and 602

                                  [TD 9004]

                                RIN 1545-AW98

                   Real Estate Mortgage Investment Conduits

              AGENCY: Internal Revenue Service (IRS), Treasury.

                          ACTION: Final regulations.

   -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor
transfers  of  noneconomic   residual   interests  in  real  estate   mortgage
investment  conduits  (REMICs).   The  final  regulations  provide  additional
limitations  on the  circumstances  under  which  transferors  may claim  safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

      The  collection of information in this final rule has been reviewed and, pending receipt and evaluation of public  comments,  approved by the Office of
Management and Budget (OMB) under 44 U.S.C.  3507 and assigned  control number
1545-1675.

      The   collection  of   information   in  this   regulation  is  in  Sec.
1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection  of  information  is  mandatory  and is  required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents  are businesses and other  for-profit institutions.

      Comments on the collection of  information  should be sent to the Office of  Management  and  Budget,  Attn:  Desk  Officer for the  Department  of the
Treasury,  Office of  Information  and  Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports
Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the
collection of information  should be received by September 17, 2002.  Comments are specifically requested concerning:

o     Whether  the  collection  of  information  is  necessary  for the proper performance  of  the  functions  of  the  Internal  Revenue  Service, including whether the information will have practical utility;

o     The accuracy of the estimated  burden  associated with the collection of information (see below);

o     How  the  quality,  utility,  and  clarity  of  the  information  to  be collected may be enhanced;

o     How the burden of complying with the  collection of  information  may be minimized,  including through the application of automated collection techniques or other forms of information technology; and

o     Estimates  of  capital  or  start-up   costs  and  costs  of  operation,
         maintenance, and purchase of service to provide information.

      An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection  of  information  unless it displays a valid  control number assigned by the Office of Management and Budget.

      The estimated total annual  reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated  average annual burden hours per respondent of one hour.

      Books  or  records  relating  to a  collection  of  information  must be retained as long as their contents may become  material in the  administration
of  any  internal  revenue  law.   Generally,   tax  returns  and  tax  return
information are confidential, as required by 26 U.S.C. 6103.

Background

      This  document  contains  final   regulations   regarding  the  proposed
amendments  to 26 CFR part 1 under  section 860E of the Internal  Revenue Code
(Code). The regulations  provide the circumstances under which a transferor of
a  noneconomic   REMIC  residual   interest  meeting  the   investigation  and
representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

      Final  regulations  governing  REMICs,  issued  in 1992,  contain  rules governing the transfer of noneconomic REMIC residual interests.  In general, a transfer  of a  noneconomic  residual  interest  is  disregarded  for  all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede  the  assessment  or  collection  of tax.  A purpose  to impede  the
assessment  or  collection  of  tax  (a  wrongful   purpose)   exists  if  the
transferor,  at the time of the  transfer,  either  knew or should  have known that the  transferee  would be  unwilling  or  unable  to pay taxes due on its share of the REMIC's  taxable income.  Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest  is  presumed  not to have a wrongful purpose if two  requirements  are  satisfied:  (1) the  transferor  conducts a
reasonable   investigation  of  the  transferee's   financial  condition  (the
investigation  requirement);  and (2) the transferor  secures a representation from the  transferee  to the effect that the  transferee  understands  the tax obligations  associated  with  holding a residual  interest and intends to pay those taxes (the representation requirement).

      The IRS and  Treasury  have  been  concerned  that some  transferors  of noneconomic  residual  interests  claim they  satisfy  the safe harbor even in
situations   where  the  economics  of  the  transfer   clearly  indicate  the
transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the
Federal Register (65 FR 5807) a notice of proposed rulemaking  (REG-100276-97;
REG-122450-98)  designed  to clarify  the safe  harbor by adding the  "formula test," an  economic  test.  The  proposed  regulation  provides  that the safe harbor  is  unavailable  unless  the  present  value  of the  anticipated  tax liabilities  associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration  given to the transferee to
acquire  the  interest;   (2)  the  present  value  of  the  expected   future
distributions  on the interest;  and (3) the present value of the  anticipated tax  savings  associated  with  holding the  interest  as the REMIC  generates losses.

      The notice of  proposed  rulemaking  also  contained  rules for  FASITs.
Section 1.860H-6(g)  of the proposed  regulations  provides  requirements  for transfers of FASIT  ownership  interests and adopts a safe harbor by reference to the safe harbor  provisions  of the REMIC  regulations.  In February  2001, the IRS published  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe  harbor  that  taxpayers  could  use  while  the IRS and the
Treasury   considered  comments  on  the  proposed   regulations.   Under  the
alternative safe harbor, if a transferor meets the  investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong test (the asset test). A transferee  generally meets the first prong of this  test if,  at the time of the  transfer,  and in each of the two years preceding  the year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets exceed $10 million.  A transferee  generally  meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest  to any  person  other than another domestic,  taxable corporation that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the  transferor knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the residual interest.

      Rev.  Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic  residual interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign  source  income,  and that, as a  consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign tax credits.  Such a claim would impede the  assessment  or collection of U.S. tax on excess inclusion income,  contrary to the congressional purpose of  assuring  that such  income  will be taxable  in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

      The  Treasury   and  the  IRS  have   learned  that  certain   taxpayers
transferring   noneconomic   residual   interests  to  foreign  branches  have
attempted  to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion income.  Accordingly,  the final  regulations  provide  that if a  noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not eligible for safe harbor treatment  under  either  the  asset  test  or the  formula  test.  The  final regulations  also  require a transferee  to  represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign permanent establishment or fixed base.

      Section 1.860E-1(c)(8)  provides computational rules that a taxpayer may use to  qualify  for safe  harbor  status  under  the  formula  test.  Section
1.860E-1(c)(8)(i)  provides  that the  transferee  is presumed to pay tax at a rate  equal to the  highest  rate of tax  specified  in  section  11(b).  Some commentators  were  concerned that this presumed rate of taxation was too high because  it  does  not  take  into  consideration  taxpayers  subject  to  the alternative  minimum  tax  rate.  In  light  of the  comments  received,  this provision  has  been  amended  in  the  final  regulations  to  allow  certain transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

      Additionally,  Sec. 1.860E-1(c)(8)(iii) provides that the present values in the  formula  test are to be  computed  using a discount  rate equal to the applicable  Federal  short-term rate prescribed by section 1274(d).  This is a change  from  the  proposed  regulation  and  Rev.  Proc.  2001-12.  In  those publications  the provision  stated that  "present values are computed using a discount  rate equal to the  applicable  Federal  rate  prescribed  in section
1274(d)  compounded  semiannually"  and that "[a] lower  discount  rate may be used if the  transferee  can  demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial funds at such lower rate from an unrelated  third  party." The IRS and the  Treasury  Department  have  learned that, based on this provision,  certain  taxpayers have been attempting to use unrealistically  low or zero  interest  rates to  satisfy  the  formula  test, frustrating the intent of the test.  Furthermore,  the Treasury Department and the IRS believe that a rule  allowing for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the safe harbor.  As a result, the rule in the proposed  regulations that permits a transferee to use a lower discount rate, if the  transferee  can  demonstrate  that it regularly borrows  substantial  funds at such lower rate,  is not  included in the final regulations;  and the Federal  short-term  rate has been  substituted  for the applicable  Federal  rate.  To  simplify  taxpayers'  computations,  the final regulations allow use of any of the published short-term rates,  provided that the present values are computed with a  corresponding  period of  compounding.
With  the  exception  of the  provisions  relating  to  transfers  to  foreign branches,  these changes  generally  have the proposed  applicability  date of
February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation  and Rev.  Proc.  2001-12 for  transfers occurring before November 19, 2002.

      It is anticipated  that when final  regulations are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the proposed  regulations  will be adopted in substantially  its present  form,  with the result that the final  regulations contained  in this  document  will also govern  transfers  of FASIT  ownership interests with  substantially the same  applicability  date as is contained in this document.

Effect on Other Documents

      Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in REMICs  occurring on or after November 19,
2002.

Special Analyses

      It  is  hereby  certified  that  these   regulations  will  not  have  a
significant  economic impact on a substantial  number of small entities.  This certification  is based on the fact  that it is  unlikely  that a  substantial number of small  entities will hold REMIC  residual  interests.  Therefore,  a
Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5
U.S.C.  chapter 6) is not required.  It has been determined that this Treasury decision is not a significant  regulatory action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not required. It also has been determined  that sections  553(b) and 553(d) of the  Administrative  Procedure
Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

      The  principal  author  of these  regulations  is  Courtney  Shepardson.
However, other personnel from the IRS and Treasury Department  participated in their development.

List of Subjects

26 CFR Part 1

      Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

      Reporting and record keeping requirements.

      Adoption of Amendments to the Regulations

      Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

      Paragraph 1. The authority citation for part 1 continues to read in part as follows:

      Authority: 26 U.S.C. 7805 * * *

                                                                   EXHIBIT H-2

                        FORM OF TRANSFEROR CERTIFICATE

                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

            Re:   Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-KS9

Ladies and Gentlemen:

      This  letter is  delivered  to you in  connection  with the  transfer by
________________________   (the  "Seller")  to   ______________________   (the
"Purchaser")  of  $___________   Initial  Certificate   Principal  Balance  of
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9,  Class R
(the  "Certificates"),  pursuant to Section 5.02 of the Pooling and  Servicing
Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of October 27,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the
"Depositor"),  Residential Funding Company, LLC, as master servicer,  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.    No purpose of the Seller  relating to the transfer of the Certificate by the  Seller  to the  Purchaser  is or  will be to  impede  the  assessment  or collection of any tax.

2.    The Seller  understands  that the Purchaser has delivered to the Trustee and the  Master  Servicer  a  transfer  affidavit  and  agreement  in the form attached to the Pooling and  Servicing  Agreement  as Exhibit  H-1. The Seller
does not know or believe that any representation contained therein is false.

3.    The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation  of the financial  condition of the Purchaser as contemplated by
Treasury  Regulations  Section  1.860E-1(c)(4)(i)  and,  as a  result  of that investigation,  the Seller has determined that the Purchaser has  historically paid its debts as they  become due and has found no  significant  evidence  to indicate that the Purchaser  will not continue to pay its debts as they become due in the  future.  The Seller  understands  that the  transfer  of a Class R
Certificate  may not be respected  for United  States income tax purposes (and the  Seller  may  continue  to  be  liable  for  United  States  income  taxes associated therewith) unless the Seller has conducted such an investigation.

4.    The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    _______________________________________
                                                  (Seller)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT I

                    FORM OF INVESTOR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Company, LLC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-KS9, Class [SB] [R]

Ladies and Gentlemen:

      _________________________  (the  "Purchaser")  intends to purchase  from
___________________________  (the "Seller") $_____________ Initial Certificate
Principal   Balance  of  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series 2006-KS9,  Class [SB] [R] (the  "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC, as master  servicer  (the  "Master  Servicer"),  and U.S.  Bank  National
Association,  as  trustee  (the  "Trustee").  All terms  used  herein  and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that:

1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified  under the  Securities  Act of
            1933, as amended (the "Act") or any state  securities law, (b) the
            Depositor   is  not   required  to  so  register  or  qualify  the
            Certificates,   (c)  the   Certificates  may  be  resold  only  if
            registered and qualified  pursuant to the provisions of the Act or
            any  state   securities   law,  or  if  an  exemption   from  such
            registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

2.    The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only and not with a view to or for sale in  connection with any  distribution  thereof in any manner  that would  violate the Act or any applicable state securities laws.

3.    The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
            investor  having such  knowledge  and  experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such that it is capable
            of   evaluating   the  merits  and  risks  of  investment  in  the
            Certificates,  (b)  able to bear  the  economic  risks  of such an investment and (c) an "accredited  investor" within the meaning of
            Rule 501(a) promulgated pursuant to the Act.

4.    The Purchaser has been  furnished  with,  and has had an  opportunity to review  (a) [a copy of the  Private  Placement  Memorandum,  dated
            ___________________,  20__,  relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c]  such other information concerning the Certificates,  the Mortgage Loans and the Depositor as has been  requested by the Purchaser from the
            Depositor  or the  Seller  and  is  relevant  to  the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions  arising from such review  answered by the  Depositor or
            the  Seller  to  the  satisfaction  of  the  Purchaser.   [If  the
            Purchaser  did not  purchase the  Certificates  from the Seller in connection with the initial  distribution of the  Certificates and was provided with a copy of the Private Placement  Memorandum (the
            "Memorandum")  relating to the original sale (the "Original Sale")
            of the Certificates by the Depositor,  the Purchaser  acknowledges that such  Memorandum  was provided to it by the Seller,  that the
            Memorandum  was  prepared  by  the  Depositor  solely  for  use in connection  with  the  Original  Sale  and the  Depositor  did not participate  in or  facilitate  in any  way  the  purchase  of the
            Certificates  by the Purchaser from the Seller,  and the Purchaser agrees  that it will  look  solely  to the  Seller  and not to the
            Depositor with respect to any damage, liability,  claim or expense arising out of,  resulting from or in connection with (a) error or
            omission,   or  alleged  error  or  omission,   contained  in  the
            Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

5.    The  Purchaser  has not and  will not nor has it  authorized  or will it authorize  any person to (a) offer,  pledge,  sell,  dispose of or
            otherwise   transfer   any   Certificate,   any  interest  in  any
            Certificate  or any other  similar  security  to any person in any manner,  (b)  solicit  any  offer to buy or to  accept  a  pledge, disposition of other transfer of any Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security  with any  person  in any  manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e) take any other action,  that (as to any of (a)
            through  (e)  above)  would   constitute  a  distribution  of  any
            Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state
            securities   law,   or  that   would   require   registration   or
            qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.    The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
            covenants with the Depositor,  the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

          (a) The  Purchaser  is not an employee  benefit  plan or other plan or arrangement  subject  to  the  prohibited  transaction  provisions  of  the
     Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any  person  (including  an  insurance  company  investing  its  general account,  an investment manager, a named fiduciary or a trustee of any such plan)  who is  using  "plan  assets"  of  any  such  plan  to  effect  such acquisition (each of the foregoing, a "Plan Investor"); or

          (b) the  Purchaser  has provided the Trustee,  the  Depositor  and the
     Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the  Depositor  and  the  Master
     Servicer to the effect  that the  purchase  or holding of  Certificates  is permissible  under  applicable  law,  will not  constitute or result in any nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master  Servicer to any
     obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan  Investor or person meets the  requirements set forth in either (a) or (b) above.

                                          Very truly yours,

                                          ____________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                       EXHIBIT J

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
            Series 2006-KS9, Class [SB] [R]

Ladies and Gentlemen:

            In  connection  with  the sale by  __________  (the  "Seller")  to
__________ (the  "Purchaser")  of $__________  Initial  Certificate  Principal
Balance of Home  Equity  Mortgage  Asset-  Backed  Pass-Through  Certificates,
Series 2006-KS9,  Class [SB] [R] (the "Certificates"),  issued pursuant to the
Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),
dated as of October 27, 2006 among Residential  Asset Securities  Corporation, as depositor (the "Depositor"),  Residential  Funding Company,  LLC, as master servicer,  and U.S. Bank  National  Association,  as trustee (the  "Trustee").
The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

            Neither  the  Seller  nor  anyone  acting  on its  behalf  has (a)
offered,  pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any  Certificate  or any other similar  security to any person in any  manner,  (b) has  solicited  any  offer to buy or to  accept a pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate or any other similar  security from any person in any manner,  (c)
has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by  means  of  general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would  constitute a  distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          ____________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT K

                  TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                               LIMITED GUARANTY

                                 ARTICLE XIII

           Subordinate Certificate Loss Coverage; Limited Guaranty

      Section  13.01.   Subordinate   Certificate  Loss  Coverage;   Limited
Guaranty.  (a)  Subject to  subsection  (c)  below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date,  the Master  Servicer shall  determine  whether it or any
Subservicer will be entitled to any reimbursement  pursuant to Section 3.10 on such Distribution Date for Advances or Subservicer  Advances  previously made,
(which  will not be  Advances  or  Subservicer  Advances  that  were made with respect to  delinquencies  which  were  subsequently  determined  to be Excess
Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses or
Extraordinary  Losses) and, if so, the Master  Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or
Subservicer  Advances  reimbursed pursuant to Section 3.10, to the extent such
Advances or  Subservicer  Advances have not been included in the amount of the
Realized Loss in the related  Mortgage Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

            (b)   Subject to subsection  (c) below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date, the Master Servicer shall determine  whether any Realized
Losses (other than Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,
Excess  Fraud  Losses  and  Extraordinary  Losses)  will be  allocated  to the
Class SB  Certificates  on such  Distribution  Date  pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the  amount  of such  Realized  Loss and shall  distribute  the same to the
Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02; provided,  however,  that the amount of such demand in respect of any  Distribution  Date shall in no event be greater than the sum of  (i) the  additional  amount of Accrued  Certificate  Interest that  would  have  been  paid  for  the  Class SB  Certificateholders  on such
Distribution  Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal Balances of the Class SB
Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such  Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of Section  4.05.  Excess
Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will  not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments  pursuant to this Section shall be made prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential  Funding shall be required  to pay  pursuant  to this  Section  on any  Distribution  Date  (the
"Amount  Available")  shall be equal to the lesser of (X)  ________  minus the sum of (i) all previous  payments  made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such  payments as described below in subsection (d) and (Y) the then outstanding  Certificate
Principal Balances of the Class SB  Certificates,  or such lower amount as may be established pursuant to Section 13.02.  Residential  Funding's  obligations as  described  in this  Section  are  referred  to herein as the  "Subordinate
Certificate Loss Obligation."

            (d)   The Trustee will promptly  notify GMAC LLC of any failure of
Residential  Funding to make any payments  hereunder and shall demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC
LLC, of  Residential  Funding's  obligation to make payments  pursuant to this
Section,  in an amount  equal to the  lesser of (i) the Amount  Available  and
(ii) such required  payments,  by delivering to GMAC LLC a written  demand for payment by wire transfer,  not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

            (e)   All payments made by  Residential  Funding  pursuant to this
Section  or  amounts  paid  under  the  Limited  Guaranty  shall be  deposited directly in the Certificate  Account,  for  distribution  on the  Distribution
Date for such month to the Class SB Certificateholders.

            (f)   The   Depositor   shall  have  the   option,   in  its  sole
discretion,  to substitute  for either or both of the Limited  Guaranty or the
Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond, insurance policy  or  similar  instrument  or a  reserve  fund;  provided  that  (i) the
Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor was  substituted  for the Master Servicer solely for the purposes of such  provision)  an  Opinion  of  Counsel  (which  need not be an  opinion of independent  counsel) to the effect that obtaining such  substitute  corporate guaranty,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860(F)(a)(1)  of the
Code or on "contributions  after the startup date" under Section  860(G)(d)(1)
of the Code or (b) the Trust  Fund to fail to  qualify  as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  is for an  initial  amount  not less  than the then  current
Amount  Available and contains  provisions  that are in all material  respects equivalent to the original  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  (including  that no portion of the fees,  reimbursements  or other obligations  under  any such  instrument  will be borne  by the  Trust  Fund),
(B) the long term debt  obligations of any obligor of any  substitute  Limited
Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the
Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the
Limited  Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such  substitution  and (C) if the  Class  SB  Certificates have been rated, the Depositor  obtains written  confirmation from each Rating
Agency that rated the Class SB  Certificates  at the request of the  Depositor
that  such   substitution   shall  not  lower  the  rating  on  the   Class SB
Certificates  below the lesser of (a) the then-current  rating assigned to the
Class SB  Certificates  by such  Rating  Agency  and (b) the  original  rating assigned to the Class SB  Certificates by such Rating Agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this Section shall be  accompanied  by a written  Opinion of Counsel to the substitute  guarantor  or obligor,  addressed  to the Master  Servicer and the
Trustee,  that  such  substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee  shall  reasonably  request.  Neither the  Depositor, the Master  Servicer nor the Trustee shall be obligated to  substitute  for or replace the Limited Guaranty or Subordinate  Certificate Loss Obligation under any circumstance.

            Section  13.02.  Amendments  Relating  to  the  Limited  Guaranty.
Notwithstanding  Sections  11.01 or 13.01:  (i) the provisions of this Article
XIII may be  amended,  superseded  or deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled, and  (iii)  any  other  provision  of  this  Agreement  which  is  related  or incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed or  consented to by the  Depositor  and  Residential  Funding  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or otherwise  adversely  affect the  interests  of, the Master
Servicer or the Trustee,  as  applicable;  provided that the  Depositor  shall also  obtain  a letter  from  each  Rating  Agency  that  rated  the  Class SB
Certificates  at  the  request  of  the  Depositor  to the  effect  that  such amendment,  reduction,  deletion or cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned  to the  Class SB  Certificates  by such  Rating  Agency  and (b) the original rating  assigned to the Class SB  Certificates by such Rating Agency, unless  (A) the  Holder of 100% of the Class SB  Certificates  is  Residential
Funding  or an  Affiliate  of  Residential  Funding,  or  (B) such  amendment, reduction,  deletion  or  cancellation  is made  in  accordance  with  Section
11.01(e)  and,  provided  further that the Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor  was  substituted  for the
Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a reduction,  cancellation  or
deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an  Opinion  of  Counsel  (which  need  not  be  an  opinion  of independent  counsel) to the effect that any such  amendment  or  supersession will not cause  either (a) any  federal  tax to be imposed on the Trust  Fund,
including  without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions" under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the Trust Fund to  fail  to  qualify  as  a  REMIC  at  any  time  that  any  Certificate  is outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the  Master  Servicer  together  with an  Opinion  of  Counsel  that  such amendment complies with this Section 13.02.

                                                                     EXHIBIT L

                           FORM OF LIMITED GUARANTY
                   RESIDENTIAL ASSET SECURITIES CORPORATION

         Home Equity Mortgage Asset-Backed Pass-Through Certificates
                               Series 2006-KS9

                                                              __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

Ladies and Gentlemen:

            WHEREAS,  Residential  Funding  Company,  LLC, a Delaware  limited
liability   company   ("Residential   Funding"),   an  indirect   wholly-owned
subsidiary of GMAC LLC, a Delaware limited liability  company ("GMAC"),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and  Servicing  Agreement  dated  as  of  October  27,  2006  (the  "Servicing
Agreement"),    among   Residential   Asset   Securities    Corporation   (the
"Depositor"),  Residential  Funding and U.S.  Bank National  Association  (the
"Trustee")  as amended by  Amendment  No. ___  thereto,  dated as of ________,
with   respect  to  the  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-KS9 (the "Certificates"); and

            WHEREAS,  pursuant to Section  12.01 of the  Servicing  Agreement,
Residential  Funding  agrees to make  payments to the Holders of the  Class SB
Certificates  with  respect  to  certain  losses  on  the  Mortgage  Loans  as described in the Servicing Agreement; and

            WHEREAS,  GMAC desires to provide certain  assurances with respect to  the  ability  of  Residential  Funding  to  secure  sufficient  funds  and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE,  in  consideration of the premises herein contained and certain  other good and  valuable  consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.    Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the
Certificate  Account on behalf of Residential Funding (or otherwise provide to
Residential  Funding,  or  to  cause  to  be  made  available  to  Residential
Funding),  either  directly or through a subsidiary,  in any case prior to the related  Distribution  Date,  such moneys as may be  required  by  Residential
Funding to perform its  Subordinate  Certificate  Loss  Obligation when and as the  same  arises  from  time  to time  upon  the  demand  of the  Trustee  in accordance with Section 12.01 of the Servicing Agreement.

            (b)   The agreement  set forth in the  preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer  by GMAC  or any  other  person  of all or any  part of its or  their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding affecting  Residential Funding or any other person, by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against  Residential  Funding  or any other  person  or by any  other  fact or circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause
(a) shall  terminate  upon the earlier of  (x) substitution  for this  Limited
Guaranty pursuant to Section 12.01(f) of the Servicing  Agreement,  or (y) the
termination of the Trust Fund pursuant to the Servicing Agreement.

3.    Waiver.  GMAC  hereby  waives  any  failure  or  delay  on the  part  of
Residential  Funding,  the  Trustee  or  any  other  person  in  asserting  or enforcing  any  rights  or in making  any  claims or  demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise  of that or any other such  right.  GMAC  further  waives demand, presentment,  notice of default, protest, notice of acceptance and any other  notices  with  respect to this  Limited  Guaranty,  including,  without limitation,  those of action or non-action on the part of Residential  Funding or the Trustee.

4.    Modification,  Amendment and  Termination.  This Limited Guaranty may be
modified,  amended or terminated only by the written agreement of GMAC and the
Trustee and only if such  modification,  amendment or termination is permitted under  Section  12.02 of the  Servicing  Agreement.  The  obligations  of GMAC under this  Limited  Guaranty  shall  continue and remain in effect so long as the  Servicing  Agreement  is not  modified  or  amended in any way that might affect the obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

5.    Successor.   Except  as  otherwise   expressly   provided  herein,   the
guarantee  herein  set forth  shall be  binding  upon GMAC and its  respective successors.

6.    Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of New York.

7.    Authorization  and  Reliance.  GMAC  understands  that  a copy  of  this
Limited  Guaranty  shall be  delivered to the Trustee in  connection  with the execution  of  Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes  the  Depositor  and  the  Trustee  to rely  on the  covenants  and agreements set forth herein.

8.    Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.    Counterparts.  This  Limited  Guaranty  may be executed in any number of counterparts,  each of  which  shall  be  deemed  to be an  original  and such counterparts shall constitute but one and the same instrument.

            IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          GENERAL MOTORS ACCEPTANCE
                                          CORPORATION

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:_________________________________
Name:_______________________________
Title:______________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                                                     EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-KS9 Assignment of Mortgage Loan

Ladies and Gentlemen:

      This letter is delivered to you in  connection  with the  assignment  by
U.S Bank National Association (the "Trustee") to _______________________  (the
"Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant  to  Section
3.13(d) of the Pooling and  Servicing  Agreement  (the  "Pooling and Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC,  as master  servicer,  and the  Trustee.  All terms  used  herein and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)  the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or  avoid  mortgage  recording  taxes  or otherwise  comply with, or facilitate a  refinancing  under,  the laws of such jurisdiction;

(iii) the  substance  of  the   assignment  is,  and  is  intended  to  be,  a
refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

(iv)  the Mortgage Loan following the proposed  assignment will be modified to have a rate of  interest  at least  0.25  percent  below or above  the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)   such  assignment  is at the  request of the  borrower  under the related
Mortgage Loan.

                                          Very truly yours,

                                          ____________________________________
                                          (Lender)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT N

                 FORM OF RULE 144A INVESTMENT REPRESENTATION

           Description of Rule 144A Securities, including numbers:
               _______________________________________________
               _______________________________________________
               _______________________________________________
               _______________________________________________

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule  144A  Securities   described  above  to  the
undersigned buyer (the "Buyer").

1.    In connection  with such transfer and in accordance  with the agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  to, or  solicited  any  offer to buy or accept a  transfer, pledge or other  disposition of the Rule 144A Securities,  any interest in the
Rule  144A  Securities  or any  other  similar  security  from,  or  otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any  manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken any other  action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities
Act  of  1933,  as  amended  (the  "1933  Act"),  or  that  would  render  the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

2.    The  Buyer,  pursuant  to  Section  5.02 of the  Pooling  and  Servicing
Agreement (the  "Agreement"),  dated as of October 27, 2006 among  Residential
Funding Company, LLC, as master servicer (the "Master Servicer"),  Residential
Asset Securities  Corporation,  as depositor (the "Depositor"),  and U.S. Bank
National  Association,  as trustee (the "Trustee") warrants and represents to, and  covenants  with,  the  Seller,  the  Trustee  and the Master  Servicer as
follows:

a.    The  Buyer  understands  that the  Rule  144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

b.    The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business matters  that it is  capable  of  evaluating  the  merits  and  risks of investment in the Rule 144A Securities.

c.    The Buyer has been  furnished  with all  information  regarding the Rule
      144A  Securities  that it has requested from the Seller,  the Trustee or the Servicer.

d.    Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or  otherwise  disposed  of the  Rule  144A
      Securities,  any  interest  in the Rule  144A  Securities  or any  other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

e.    The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex
      II.  The Buyer is aware  that the sale to it is being  made in  reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities  for its own account or the  accounts of other  qualified  institutional  buyers, understands  that such Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified institutional  buyer  that  purchases  for  its own  account  or for the account of a qualified  institutional buyer to whom notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from  registration  under the 1933
      Act.

3.    The Buyer of Class SB Certificates or Class R Certificates:

a.    is not an employee benefit plan or other plan or arrangement  subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the
      Code,  or any person  (including  an  insurance  company  investing  its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition; or

b.    has provided the Trustee,  the  Depositor  and the Master  Servicer with
      the  Opinion  of  Counsel   described  in  Section   5.02(e)(i)  of  the
      Agreement,  which  shall  be  acceptable  to and in form  and  substance satisfactory to the Trustee,  the Depositor,  and the Master Servicer to
      the  effect  that  the  purchase  or  holding  of  this  Certificate  is permissible  under  applicable law, will not constitute or result in any nonexempt  prohibited  transaction under Section 406 of ERISA or Section
      4975  of  the  Code  (or   comparable   provisions  of  any   subsequent
      enactments),  and will not subject the Trustee,  the  Depositor,  or the
      Master  Servicer to any obligation or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.    This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

______________________________           ______________________________
Print Name of Seller                     Print Name of Purchaser

By:___________________________________   By: ___________________________________
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification:                 Taxpayer Identification:

No.___________________________________   No.____________________________________

Date:_________________________________   Date:__________________________________

                                                          ANNEX I TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

1.    As indicated  below,  the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2.    In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer"  as  that  term  is  defined  in  Rule  144A  under  the
Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested  on  a  discretionary  basis  $______________________  in  securities
(except for the  excluded  securities  referred to below) as of the end of the
Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the  category marked below.

      ___   Corporation,  etc. The Buyer is a corporation  (other than a bank,
            savings   and   loan   association   or   similar    institution),
            Massachusetts   or  similar   business  trust,   partnership,   or
            charitable  organization  described  in Section  501(c)(3)  of the
            Internal Revenue Code.

      ___   Bank.  The Buyer (a) is a  national  bank or  banking  institution organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking  and is  supervised  by the State or  territorial  banking commission or similar  official or is a foreign bank or equivalent institution,  and  (b)  has  an  audited  net  worth  of at  least
            $25,000,000  as  demonstrated  in  its  latest  annual   financial
            statements, a copy of which is attached hereto.

      ___   Savings   and  Loan.   The  Buyer  (a)  is  a  savings   and  loan
            association,  building  and loan  association,  cooperative  bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority  having  supervision over  any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution  and (b) has an audited net worth  of at  least  $25,000,000  as  demonstrated  in its  latest annual financial statements.

      ___   Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to
            Section 15 of the Securities Exchange Act of 1934.

      ___   Insurance  Company.  The  Buyer  is  an  insurance  company  whose primary  and  predominant  business  activity  is the  writing  of insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance commissioner  or a  similar  official  or  agency  of a  State  or territory or the District of Columbia.

      ___   State  or  Local  Plan.  The  Buyer  is  a  plan  established  and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its  political  subdivisions, for the benefit of its employees.

      ___   ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the Employee  Retirement Income Security Act
            of 1974, as amended ("ERISA").

      ___   Investment   Adviser.   The   Buyer  is  an   investment   adviser
            registered under the Investment Advisers Act of 1940.

      ___   SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S. Small Business  Administration under Section 301(c) or
            (d) of the Small Business Investment Act of 1958.

      ___   Business   Development   Company.   The   Buyer   is  a   business
            development  company  as  defined  in  Section  202(a)(22)  of the
            Investment Advisers Act of 1940.

      ___   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose  participants  are  exclusively  (a) plans
            established   and   maintained   by   a   State,   its   political
            subdivisions,  or any  agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees, or
            (b)  employee  benefit  plans within the meaning of Title I of the
            Employee  Retirement  Income  Security  Act of 1974,  but is not a
            trust fund that  includes as  participants  individual  retirement accounts or H.R. 10 plans.

3.    The term  "securities" as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii) securities that are part of an  unsold  allotment  to or  subscription  by the  Buyer,  if the  Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,  (iv) loan participations,  (v) repurchase agreements,  (vi) securities owned but subject to a repurchase  agreement  and (vii)  currency,  interest  rate and commodity swaps.

4.    For purposes of  determining  the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the Buyer,  the Buyer used the cost  of  such  securities  to  the  Buyer  and  did  not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

5.    The  Buyer   acknowledges  that  it  is  familiar  with  Rule  144A  and
understands   that  the  seller  to  it  and  other  parties  related  to  the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____       ___      Will the Buyer be purchasing the Rule 144A
Yes        No       Securities for the Buyer's own account?
6.    If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any  purchase  of  securities  sold to the  Buyer for the account of a third party (including any separate  account) in reliance on Rule
144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A.  In  addition,  the  Buyer  agrees  that the  Buyer  will  not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by Rule 144A to  conclude  that such third  party  independently meets the  definition  of  "qualified  institutional  buyer" set forth in Rule
144A.

7.    The Buyer will notify  each of the  parties to which this  certification is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    Date: ____________________________________

                                                         ANNEX II TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

8.    As indicated  below,  the undersigned is the President,  Chief Financial
Officer  or  Senior  Vice  President  of  the  Buyer  or,  if the  Buyer  is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

9.    In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company Act of 1940, and
(ii) as marked  below,  the Buyer alone,  or the Buyer's  Family of Investment
Companies,  owned at least $100,000,000 in securities (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For  purposes  of  determining  the amount of  securities  owned by the
Buyer  or the  Buyer's  Family  of  Investment  Companies,  the  cost  of such securities was used.

      ____  The Buyer owned  $___________________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

      ____  The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $______________  in  securities  (other than the excluded  securities  referred  to  below)  as of  the  end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

10.   The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies (or series thereof) that have the same investment  adviser or investment  advisers that are  affiliated (by virtue of
being  majority  owned   subsidiaries  of  the  same  parent  or  because  one
investment adviser is a majority owned subsidiary of the other).

11.   The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment Companies,  (ii) bank deposit notes and certificates of deposit,
(iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement  and (vi)  currency,  interest rate and commodity swaps.

12.   The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made  herein  because  one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

13.   The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made  of any  changes  in the  information  and  conclusions herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    IF AN ADVISER:

                                    Print Name of Buyer

                                    Date: ____________________________________

                                  EXHIBIT O

                                SWAP AGREEMENT

                       [FILED HEREWITH AS EXHIBIT 10.3]

                                                                     EXHIBIT P

                     FORM OF ERISA REPRESENTATION LETTER

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS9

Re:   Home Equity Mortgage Asset-Backed Pass-Through
      Certificates,
      Series 2006-KS9, Class [__]

Ladies and Gentlemen:

      [____________________________________]   (the  "Purchaser")  intends  to
purchase from  [______________________________] (the "Seller") $[____________]
Initial  Certificate  Principal  Balance of Home Equity Mortgage  Asset-Backed
Pass-Through Certificates,  Series 2006-KS9,  Class ____ (the "Certificates"),
issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 27, 2006 among  Residential Asset
Securities  Corporation,  as  the  depositor  (the  "Depositor"),  Residential
Funding  Company,  LLC, as master  servicer (the "Master  Servicer")  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

      (a) The  Purchaser  is not an  employee  benefit  plan or other  plan or arrangement subject to  the prohibited  transaction provisions of the Employee
Retirement Income Security Act of   1974,  as  amended  ("ERISA"),  or Section
4975 of the Internal Revenue Code of 1986, as   amended (the  "Code"),  or any
person (including an insurance company investing its  general   account,    an
investment manager, a named fiduciary or a trustee of any such plan)    who
is using "plan  assets" of any such plan to effect such  acquisition  (each of
the   foregoing, a "Plan Investor"); or

      (b) The  Purchaser  has  provided  the Trustee,  the  Depositor  and the
Master Servicer with    the   Opinion   of   Counsel   described   in  Section
5.02(e)(i) of the Agreement, which shall be     acceptable  to and in form and
substance satisfactory to the Trustee, the Depositor and the      Master
Servicer  to the  effect  that the  purchase  or holding  of  Certificates  is
permissible       under  applicable  law, will not constitute or result in any
non-exempt prohibited   transaction  under  Section  406 of ERISA  or  Section
4975 of the Code (or comparable     provisions of any subsequent  enactments),
and will not subject the Trustee, the Depositor       or the  Master  Servicer
to any obligation or liability (including obligations or liabilities    under
ERISA or Section  4975 of the Code) in  addition  to those  undertaken  in the
Pooling     and Servicing Agreement,  which Opinion of Counsel shall not be at
the expense of the      Trustee, the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person  unless such Plan  Investor  or person  meets the  requirements  set forth in either (a) or (b) above.

      .

                                    Very truly yours,

                                    _______________________________________
                                    (Purchaser)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT Q

                         FORM OF SB-AM SWAP AGREEMENT

DATE:                        October 27, 2006
TO:                          U.S. Bank National Association, not in its
                             individual capacity but solely as trustee
                             for the benefit of RASC Series 2006-KS9
                             Trust, acting on behalf of the Class A
                             Certificateholders and Class M
                             Certificateholders under the Pooling and
                             Servicing Agreement identified below ("PARTY
                             A")

ATTENTION:                   RASC Series 2006-KS9

FROM:                        U.S. Bank National Association, not in its
                             individual capacity but solely as trustee
                             for the benefit of RASC Series 2006-KS9
                             Trust, acting on behalf of the Class SB
                             Certificateholders under the Pooling and
                             Servicing Agreement identified below ("PARTY
                             B")

SUBJECT:                     Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The  purpose of this  letter  agreement  (the  "Agreement")  is to confirm the terms  and  conditions  of the  Transaction  entered  into on the  Trade  Date specified  below  (the  "Transaction")  between  Party  A and  Party  B.  This
Agreement,  which evidences a complete and binding  agreement  between you and us to enter into the  Transaction on the terms set forth below,  constitutes a
"Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined below),  as well as a  "Schedule"  as  referred  to in the  ISDA  Form  Master
Agreement.

o     This Agreement is subject to and  incorporates the 2000 ISDA Definitions
(the  "Definitions"),  as published by the International Swaps and Derivatives
Association,  Inc.  ("ISDA").  You and we  have  agreed  to  enter  into  this
Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master  Agreement
(Multicurrency-Cross  Border)  form (the "ISDA Form  Master  Agreement")  but, rather,  an ISDA Form Master  Agreement  shall be deemed to have been executed by you and us on the date we  entered  into the  Transaction.  In the event of
any   inconsistency   between  the   provisions  of  this  Agreement  and  the
Definitions or the ISDA Form Master  Agreement,  this Agreement  shall prevail for purposes of the Transaction.  Terms used and not otherwise defined herein, in the ISDA Form Master  Agreement or the Definitions  shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of October
27, 2006,  among  Residential  Asset  Securities  Corporation,  as  depositor,
Residential Funding Company,  LLC, as master servicer,  and U.S. Bank National
Association,  as  trustee  (the  "Pooling  and  Servicing  Agreement").   Each
reference  to a  "Section"  or to a  "Section"  "of  this  Agreement"  will be construed  as  a  reference  to  a  Section  of  the  1992  ISDA  Form  Master
Agreement.  Each  capitalized  term used herein that is not defined  herein or in the 1992 ISDA Form Master  Agreement  shall have the meaning defined in the
Pooling  and  Servicing  Agreement.  Notwithstanding  anything  herein  to the contrary,  should any provision of this Agreement  conflict with any provision of the Pooling  and  Servicing  Agreement,  the  provision  of the Pooling and
Servicing Agreement shall apply.

o     The  terms of the  particular  Transaction  to which  this  Confirmation relates are as follows:

          Trade Date:
          Effective Date:
          Termination Date:         November 25, 2036 subject to  adjustment in
                                    accordance    with   the    Business    Day
                                    Convention.
          Business Days:            California,  Minnesota,  Texas,  New  York,
                                    Illinois.
          Business Day Convention:  Following.
          PARTY A PAYMENTS:
          Party A Payment Dates:    Each  Distribution  Date under the  Pooling
                                    and Servicing Agreement.
          Party A Payment Amounts:  On each Party A Payment  Date,  the amount, if any,  equal to the  aggregate  amount of
                                    Net  Swap  Payments  and  Swap  Termination
                                    Payments  owed  to  the  Swap  Counterparty
                                    remaining  unpaid after  application of the
                                    sum  of (A)  from  the  Adjusted  Available
                                    Distribution   Amount   that   would   have
                                    remained   had   the   Adjusted   Available
                                    Distribution  Amount  been  applied on such
                                    Distribution     Date    to    make     the
                                    distributions  for such  Distribution  Date
                                    under  Section 4.02(c)  clauses (i) through
                                    (x)   of   the   Pooling   and    Servicing
                                    Agreement,   of  (I)  Accrued   Certificate
                                    Interest  on  the  Class SB   Certificates,
                                    (II) the        amount        of        any
                                    Overcollateralization  Reduction Amount and
                                    (III) for each  Distribution Date after the
                                    Certificate   Principal   Balance  of  each
                                    Class of Class A  Certificates  and Class M
                                    Certificates  has been reduced to zero, the
                                    Overcollateralization   Amount,   (B)  from
                                    prepayment   charges   on  deposit  in  the
                                    Certificate  Amount, any prepayment charges
                                    received on the  Mortgage  Loans during the
                                    related  Prepayment Period and (C) from the
                                    amount  distributable  with  respect to the
                                    REMIC III Regular Interest IO.
          PARTY B PAYMENTS:
          Party B Payment Dates:    Each  Distribution  Date under the  Pooling
                                    and Servicing Agreement
          Party B Payment Amounts:  On each  Party B  Payment  Date,  an amount equal to the  lesser  of (a) the  Available
                                    Distribution   Amount   remaining  on  such
                                    Distribution  Date after the  distributions
                                    on    such    Distribution    Date    under
                                    Section 4.02(c)  clauses (i)  through  (vi)
                                    of the Pooling and Servicing  Agreement and
                                    (b) the   aggregate   unpaid   Basis   Risk
                                    Shortfalls   allocated   to   the   Class A
                                    Certificateholders    and    the    Class M
                                    Certificateholders  for  such  Distribution
                                    Date.

o     Additional   Provisions:   Each  party  hereto  is  hereby  advised  and
acknowledges  that the other party has engaged in (or refrained  from engaging
in)  substantial  financial  transactions  and has  taken (or  refrained  from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being  entered  into on the terms and  conditions  set forth herein and in the ISDA Form Master Agreement relating to such Transaction,  as applicable.

o     Provisions  Deemed  Incorporated  in a Schedule  to the ISDA Form Master
Agreement:

o     Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|   "Specified  Entity"  is not  applicable  to  Party A or  Party B for any purpose.

|X|   "Specified  Transaction" is not applicable to Party A or Party B for any purpose,  and,  accordingly,  Section  5(a)(v)  shall not apply to
            Party A or Party B.

|X|   The "Cross  Default"  provisions of Section  5(a)(vi) shall not apply to
            Party A or Party B.

|X|   The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Party A or Party B.

|X|   With  respect  to Party A and  Party B, the  "Bankruptcy"  provision  of
            Section  5(a)(vii)(2)  of the ISDA Form Master  Agreement  will be deleted in its entirety.

|X|   The  "Automatic  Early  Termination"  provision of Section 6(a) will not apply to Party A or to Party B.

|X|   Payments on Early  Termination.  For the purpose of Section  6(e) of the
            ISDA Form Master Agreement:

o     Market Quotation will apply.

o     The Second Method will apply.

|X|   "Termination Currency" means United States Dollars.

|X|   The  provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

|X|   Tax Event.  The  provisions  of Section  2(d)(i)(4)  and 2(d)(ii) of the
            ISDA Form Master  Agreement shall not apply to Party A and Party A shall not be required to pay any  additional  amounts  referred to therein.

o     Tax Representations.

|X|   Payer Representations.  For the purpose of Section 3(e) of the ISDA Form
            Master  Agreement,  each of  Party A and  Party  B will  make  the following representations:

                        It is not  required  by any  applicable  law, as
                        modified  by  the   practice  of  any   relevant
                        governmental revenue authority,  of any Relevant
                        Jurisdiction    to   make   any   deduction   or
                        withholding  for or on  account  of any Tax from
                        any payment  (other than interest  under Section
                        2(e),  6(d)(ii)  or 6(e) of the ISDA Form Master
                        Agreement)  to be made by it to the other  party
                        under   this    Agreement.    In   making   this
                        representation, it may rely on:

o     the accuracy of any representations  made by the other party pursuant to
                  Section 3(f) of the ISDA Form Master Agreement;

o     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or
                  4(a)(iii)  of  the  ISDA  Form  Master   Agreement  and  the
                  accuracy and  effectiveness of any document  provided by the other party  pursuant to Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form Master Agreement; and

o     the  satisfaction  of the  agreement  of the other  party  contained  in
                  Section  4(d) of the ISDA Form  Master  Agreement,  provided that it shall not be a breach of this  representation  where reliance  is placed on clause  (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of  material  prejudice  to its  legal or  commercial position.

|X|   Payee Representations.  For the purpose of Section 3(f) of the ISDA Form
            Master  Agreement,   Party  A  and  Party  B  make  the  following
            representations: None

o     Documents  to be  Delivered.  For the  purpose of  Section  4(a) (i) and
      4(a) (iii):

o     Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED    FORM/DOCUMENT/              DATE BY WHICH TO
TO DELIVER        CERTIFICATE                 BE DELIVERED
DOCUMENT
Party A and       Any documents               Promptly after the earlier of
Party B           required or                 (i) reasonable demand by either
                  reasonably requested        party or (ii) learning that such
                  to allow the other          form or document is required
                  party to make
                  payments under this
                  Agreement without
                  any deduction or
                  withholding for or
                  on the account of
                  any Tax or with such
                  deduction or
                  withholding at a
                  reduced rate

o     Other documents to be delivered are:

PARTY REQUIRED      FORM/DOCUMENT/            DATE BY WHICH    COVERED BY
TO DELIVER          CERTIFICATE               TO BE DELIVERED  SECTION 3(D)
DOCUMENT                                                       REPRESENTATION
Party A and Party B Any documents required    Upon execution   Yes
                    by the receiving party    and delivery of
                    to evidence the           this Agreement
                    authority of the          and such
                    delivering party for it   Confirmation
                    to execute and deliver
                    this Agreement, any
                    Confirmation to which it
                    is a party, and to
                    evidence the authority
                    of the delivering party
                    to perform its
                    obligations under this
                    Agreement and such
                    Confirmation.
Party A and Party B A certificate of an       Upon the         Yes
                    authorized officer of     execution and
                    the party, as to the      delivery of
                    incumbency and authority  this Agreement
                    of the respective         and such
                    officers of the party     Confirmation
                    signing this Agreement

o     Miscellaneous.  Miscellaneous

|X|   Address  for  Notices:  For  the  purposes  of  Section  12(a)  of  this
            Agreement:

                        Address for notices or  communications  to Party
                        A:

      Address:         RASC Series 2006-KS9 Trust
                       c/o U.S. Bank National Association
                       60 Livingston Avenue
                       EP-MN-WS3D
                       St. Paul, MN 55107

      with a copy to:  Residential Funding Company, LLC
                       8400 Normandale Lake Blvd., Suite 600
                       Minneapolis, MN 55437
      Attention:       Andrea Villanueva
      Facsimile:       (952) 979-0867

      (For all purposes)

      Address for notices or communications to Party B:
      Address:         RASC Series 2006-KS9 Trust
                       c/o U.S. Bank National Association
                       60 Livingston Avenue
                       EP-MN-WS3D
                       St. Paul, MN 55107

      with a copy to:  Residential Funding Company, LLC
                       8400 Normandale Lake Blvd., Suite 600
                       Minneapolis, MN 55437
      Attention:       Andrea Villanueva
      Facsimile No.:   (952) 979-0867

      (For all purposes)

|X|   Process Agent. For the purpose of Section 13(c):

            Party A:              Not Applicable
            Party B:              Not Applicable

|X|   Offices.  The  provisions  of  Section  10(a)  will  not  apply  to this
            Agreement;  neither  Party A nor  Party B have any  Offices  other than as set forth in the Notices Section.

|X|   Multibranch  Party.  For the  purpose of Section  10(c) of the ISDA Form
            Master  Agreement,  neither Party A nor Party B is a  Multibranch.
            Party.

|X|   Calculation   Agent.  The  Calculation  Agent  is  Residential   Funding
            Company, LLC.

|X|   Credit Support Document.

                        Not Applicable

|X|   Credit Support Provider.

                        Not Applicable

|X|   Governing Law. The parties to this ISDA Agreement  hereby agree that the law of the State of New York shall  govern their rights and duties in  whole,  without  regard  to  the  conflict  of  law  provision thereof,  other than New York  General  Obligations  Law  Sections
            5-1401 and 5-1402.

|X|   Non-Petition.   Party  A  and  Party  B  each  hereby   irrevocably  and
            unconditionally  agrees  that it will not  institute  against,  or join any other  person in  instituting  against or cause any other person to institute  against RASC Series 2006-KS9 Trust,  Mortgage
            Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9, or the
            other   party   any   bankruptcy,   reorganization,   arrangement,
            insolvency,  or  similar  proceeding  under the laws of the United
            States,  or any  other  jurisdiction  for the  non-payment  of any amount due  hereunder  or any other  reason  until the  payment in full of the  Certificates  and the  expiration  of a period of one year plus ten days  (or,  if  longer,  the  applicable  preference period) following such payment.

|X|   Severability.  If any term,  provision,  covenant,  or condition of this
            Agreement,   or  the   application   thereof   to  any   party  or
            circumstance,  shall be held to be  invalid or  unenforceable  (in
            whole  or  in  part)  for  any  reason,   the   remaining   terms,
            provisions,  covenants,  and  conditions  hereof shall continue in full force and effect as if this  Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this
            Agreement as so modified  continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this  Agreement and the deletion of such portion of this
            Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

                  The  parties   shall   endeavor  to  engage  in  good  faith
            negotiations  to  replace  any  invalid  or  unenforceable   term,
            provision,  covenant  or  condition  with a valid  or  enforceable term,  provision,  covenant or condition,  the economic  effect of which  comes  as  close  as  possible  to that of the  invalid  or unenforceable term, provision, covenant or condition.

|X|   [Intentionally Omitted].

|X|   Waiver of Jury Trial. Each party to this Agreement  respectively  waives any  right  it may  have to a trial  by  jury  in  respect  of any
            Proceedings  relating  to this  Agreement  or any  Credit  Support
            Document.

|X|   Set-Off.  Notwithstanding  any provision of this  Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or  condition  payment or  performance  of any obligation  between it and the other party  hereunder  against any obligation  between  it  and  the  other  party  under  any  other agreements.  The  provisions for Set-off set forth in Section 6(e)
            of the ISDA Form Master  Agreement shall not apply for purposes of this Transaction.

|X|   This  Agreement may be executed in several  counterparts,  each of which shall  be  deemed  an  original  but all of which  together  shall constitute one and the same instrument.

|X|   Trustee Liability Limitations.  It is expressly understood and agreed by the  parties  hereto  that  (a) this  Agreement  is  executed  and delivered by U.S. Bank National  Association,  not individually or personally  but  solely as  Trustee of Party A and Party B, in the exercise of the powers and  authority  conferred  and vested in it and that U.S. Bank National  Association  shall perform its duties and obligations  hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing  Agreement,
            (b)  each  of the  representations,  undertakings  and  agreements herein  made on the  part  of  Party  A and  Party  B is made  and
            intended  not  as  personal   representations,   undertakings  and
            agreements  by U.S.  Bank  National  Association  but is made  and intended  for the purpose of binding only Party A and Party B, (c)
            nothing  herein  contained  shall be  construed  as  creating  any liability  on U.S.  Bank  National  Association,  individually  or personally,  to perform any covenant  either  expressed or implied contained  herein,  all such  liability,  if any, being  expressly waived  by the  parties  hereto  and by any  Person  claiming  by, through or under the  parties  hereto;  provided  that  nothing in this paragraph shall relieve U.S. Bank National  Association  from performing  its duties  and  obligations  hereunder  and under the
            Pooling and Servicing  Agreement in  accordance  with the standard of care set forth therein,  and (d) under no  circumstances  shall
            U.S.  Bank  National  Association  be  personally  liable  for the payment of any  indebtedness  or expenses of Party A or Party B or
            be  liable  for  the   breach  or   failure  of  any   obligation,
            representation,  warranty or covenant  made or undertaken by Party
            A or Party B under this Agreement or any other related  documents;
            provided,  that nothing in this paragraph  shall relieve U.S. Bank
            National  Association  from  performing its duties and obligations hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance with the standard of care set forth herein and therein.

o     "Affiliate".  Party A and  Party B  shall  be  deemed  to not  have  any
      Affiliates  for purposes of this  Agreement,  including  for purposes of
      Section 6(b)(ii).

o     Section 3 of the ISDA Form Master  Agreement is hereby amended by adding at the end thereof the following subsection (g):

                        "(g)  Relationship Between Parties.

      Each  party  represents  to the  other  party on each date when it enters into a Transaction that:--

o     Nonreliance.  (i) It is not relying on any  statement or  representation of the other party regarding the Transaction  (whether written or oral), other than the representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial and accounting advisors to the  extent  it has  deemed  necessary,  and it has made  its own  investment, hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed  necessary and not upon any view expressed by the other party.

o     Evaluation and Understanding.

|X|   It has the  capacity  to  evaluate  (internally  or through  independent professional  advice) the  Transaction  and has made its own decision to enter into the  Transaction  and has been  directed  by the  Pooling  and  Servicing
Agreement to enter into this Transaction; and

|X|   It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and  conditions  and to assume those risks, financially and otherwise.

o     Purpose.  It is  entering  into  the  Transaction  for the  purposes  of managing its  borrowings  or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

o     Status of Parties. The other party is not acting as agent,  fiduciary or advisor for it in respect of the Transaction.

o     Eligible Contract  Participant.  It is an "eligible swap participant" as such term is defined in Section  35.1(b)(2) of the  regulations  (17 C.F.R 35)
promulgated  under, and it constitutes an "eligible  contract  participant" as such term is defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
amended."

o     Account Details and Settlement Information:

                  PAYMENTS TO PARTY A:
                  Payments to Party A shall be made in the same manner as
                  provided for in the Pooling and Servicing Agreement with
                  respect to the Class A Certificateholders, Class M
                  Certificateholders and Class B Certificateholders.
                  PAYMENTS TO PARTY B:
                  Payments to Party B shall be made in the same manner as
                  provided for in the Pooling and Servicing Agreement with
                  respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                    Very truly yours,
                                    U.S. BANK NATIONAL ASSOCIATION, not in
                                    its individual capacity but solely as
                                    trustee for the benefit of RASC Series
                                    2006-KS9 Trust, acting on behalf of the
                                    Class SB Certificateholders

                                    By:  ___________________________________
                                          Name:
                                          Title:

                                    AGREED AND ACCEPTED AS OF THE TRADE DATE
                                    U.S. BANK NATIONAL ASSOCIATION, not in
                                    its individual capacity but solely as
                                    trustee for the benefit of RASC Series
                                    2006-KS9 Trust, acting on behalf of the
                                    Class A Certificateholders and Class M
                                    Certificateholders

                                    By: ____________________________________
                                          Name:
                                          Title:

                                                                     EXHIBIT R

                             ASSIGNMENT AGREEMENT

                       [FILED HEREWITH AS EXHIBIT 10.2]

                                                                     EXHIBIT S

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment  of  compliance  to be  delivered  by the Trustee  shall address,  at a  minimum,  the  criteria  identified  as below  as  "Applicable
Servicing Criteria":

----------------------------------------------------------------------------------------
                                                                         APPLICABLE
                         SERVICING CRITERIA                          SERVICING CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

      REFERENCE                          CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                             GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to
                      monitor any performance or other triggers and
                      events of default in accordance with the
                      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      If any material servicing activities are
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance with
1122(d)(1)(ii)        such servicing activities.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any requirements in the transaction
                      agreements to maintain a back-up servicer for
1122(d)(1)(iii)       the pool assets are maintained.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the amount
                      of coverage required by and otherwise in
                      accordance with the terms of the transaction
1122(d)(1)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets are deposited into
                      the appropriate custodial bank accounts and
                      related bank clearing accounts no more than        |X| (as to
                      two business days following receipt, or such    accounts held by
                      other number of days specified in the               Trustee)
1122(d)(2)(i)         transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on
                      behalf of an obligor or to an investor are         |X| (as to
1122(d)(2)(ii)        made only by authorized personnel.              investors only)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and
                      any interest or other fees charged for such
                      advances, are made, reviewed and approved as
1122(d)(2)(iii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The related accounts for the transaction,
                      such as cash reserve accounts or accounts
                      established as a form of                           |X| (as to
                      overcollateralization, are separately           accounts held by
                      maintained (e.g., with respect to commingling       Trustee)
                      of cash) as set forth in the transaction
1122(d)(2)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Each custodial account is maintained at a
                      federally insured depository institution as
                      set forth in the transaction agreements. For
                      purposes of this criterion, "federally
                      insured depository institution" with respect
                      to a foreign financial institution means a
                      foreign financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)         Securities Exchange Act.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Unissued checks are safeguarded so as to
1122(d)(2)(vi)        prevent unauthorized access.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly
                      basis for all asset-backed securities related
                      bank accounts, including custodial accounts
                      and related bank clearing accounts. These
                      reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar
                      days after the bank statement cutoff date, or
                      such other number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These
                      reconciling items are resolved within 90
                      calendar days of their original
                      identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reports to investors, including those to be
                      filed with the Commission, are maintained in
                      accordance with the transaction agreements
                      and applicable Commission requirements.
                      Specifically, such reports (A) are prepared
                      in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B)
                      provide information calculated in accordance
                      with the terms specified in the transaction
                      agreements; (C) are filed with the Commission
                      as required by its rules and regulations; and
                      (D) agree with investors' or the trustee's
                      records as to the total unpaid principal
                      balance and number of pool assets serviced by
1122(d)(3)(i)         the servicer.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
1122(d)(3)(ii)        forth in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted
                      within two business days to the servicer's
                      investor records, or such other number of
1122(d)(3)(iii)       days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts remitted to investors per the
                      investor reports agree with cancelled checks,
                      or other form of payment, or custodial bank
1122(d)(3)(iv)        statements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Collateral or security on pool assets is
                      maintained as required by the transaction
1122(d)(4)(i)         agreements or related asset pool documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Pool assets and related documents are
                      safeguarded as required by the transaction
1122(d)(4)(ii)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to
                      the asset pool are made, reviewed and
                      approved in accordance with any conditions or
1122(d)(4)(iii)       requirements in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets, including any
                      payoffs, made in accordance with the related
                      pool asset documents are posted to the
                      servicer's obligor records maintained no more
                      than two business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated to
                      principal, interest or other items (e.g.,
                      escrow) in accordance with the related pool
1122(d)(4)(iv)        asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The servicer's records regarding the pool
                      assets agree with the servicer's records with
                      respect to an obligor's unpaid principal
1122(d)(4)(v)         balance.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Changes with respect to the terms or status
                      of an obligor's pool asset (e.g., loan
                      modifications or re-agings) are made,
                      reviewed and approved by authorized personnel
                      in accordance with the transaction agreements
1122(d)(4)(vi)        and related pool asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in
                      lieu of foreclosure, foreclosures and
                      repossessions, as applicable) are initiated,
                      conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction
                      agreements. Such records are maintained on at
                      least a monthly basis, or such other period
                      specified in the transaction agreements, and
                      describe the entity's activities in
                      monitoring delinquent pool assets including,
                      for example, phone calls, letters and payment
                      rescheduling plans in cases where delinquency
                      is deemed temporary (e.g., illness or
1122(d)(4)(viii)      unemployment).
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of
                      return for pool assets with variable rates
                      are computed based on the related pool asset
1122(d)(4)(ix)        documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an
                      obligor (such as escrow accounts): (A) such
                      funds are analyzed, in accordance with the
                      obligor's pool asset documents, on at least
                      an annual basis, or such other period
                      specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited,
                      to obligors in accordance with applicable
                      pool asset documents and state laws; and (C)
                      such funds are returned to the obligor within
                      30 calendar days of full repayment of the
                      related pool asset, or such other number of
1122(d)(4)(x)         days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such
                      as tax or insurance payments) are made on or
                      before the related penalty or expiration
                      dates, as indicated on the appropriate bills
                      or notices for such payments, provided that
                      such support has been received by the
                      servicer at least 30 calendar days prior to
                      these dates, or such other number of days
1122(d)(4)(xi)        specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any late payment penalties in connection with
                      any payment to be made on behalf of an
                      obligor are paid from the servicer's funds
                      and not charged to the obligor, unless the
                      late payment was due to the obligor's error
1122(d)(4)(xii)       or omission.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor
                      are posted within two business days to the
                      obligor's records maintained by the servicer,
                      or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in
1122(d)(4)(xiv)       accordance with the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or
                      Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)        set forth in the transaction agreements.
----------------------------------------------------------------------------------------

                                                                   EXHIBIT T-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

1.    I have  reviewed  the  annual  report on Form 10-K for the  fiscal  year
[____],  and all  reports on Form 8-K  containing  distribution  or  servicing reports  filed in  respect  of periods  included  in the year  covered by that annual report,  of the trust (the "Trust") created pursuant to the Pooling and
Servicing  Agreement dated as of October 27, 2006 (the "P&S Agreement")  among
Residential  Asset  Securities  Corporation  (the  "Depositor"),   Residential
Funding  Company,   LLC  (the  "Master   Servicer")  and  U.S.  Bank  National
Association (the "Trustee");

2.    Based on my knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.    Based  on  my  knowledge,  the  servicing  information  required  to  be provided to the Trustee by the Master  Servicer  under the P&S  Agreement  for inclusion in these reports is included in these reports;

4.    I am responsible  for reviewing the  activities  performed by the Master
Servicer  under the P&S  Agreement  and based upon my knowledge and the annual compliance  review required under the P&S Agreement,  and, except as disclosed in the reports,  the Master Servicer has fulfilled its  obligations  under the
P&S Agreement; and

5.    The  reports  disclose  all  significant  deficiencies  relating  to the
Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent  public  accountant,  after conducting a review in compliance with the Uniform Single Attestation  Program for Mortgage
Bankers as set forth in the P&S Agreement, that is included in these reports.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Trustee].

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

* to be signed by the senior  officer in charge of the servicing  functions of the Master Servicer

                                                                   EXHIBIT T-2

            FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

      The undersigned, a Responsible Officer of [______________] (the
"Trustee") certifies that:

1.    The Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions of the Pooling and Servicing
      Agreement  dated as of October 27, 2006 (the  "Agreement")  by and among
      Residential  Asset  Securities  Corporation,  as depositor,  Residential
      Funding Company, LLC, as master servicer,  and the Trustee in accordance with the standards set forth therein.

2.    Based on my knowledge,  the list of  Certificateholders  as shown on the
      Certificate  Register  as of the  end of  each  calendar  year  that  is provided by the Trustee pursuant to Section 4.03(e)(I) of  the Agreement is accurate as of the last day of the 20[  ] calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT U

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                     EXHIBIT V

             FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

      Euroclear                           Cedel, societe anonyme
      151 Boulevard Jacqmain              67 Boulevard Grand-Duchesse
                                          Charlotte
      B-1210 Brussels, Belgium            L-1331 Luxembourg

      Re:   Residential  Asset  Securities  Corporation,  Home Equity Mortgage
            Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9,  Class
            SB, issued  pursuant to the Pooling and Servicing  Agreement dated
            as  of  October  27,  2006  among   Residential  Asset  Securities
            Corporation, Residential Funding Company, LLC, and
            U.S. Bank National Association, as Trustee (the "Certificates").

      This is to  certify  that as of the date  hereof and except as set forth below,  the  beneficial  interest  in the  Certificates  held  by you  for our account is owned by persons that are not  U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

      The undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit  your  certification  relating to the  Certificates  held by you in which the  undersigned  has acquired,  or intends to acquire,  a beneficial  interest in accordance  with your operating procedures if any applicable  statement herein is not correct on such date. In
the  absence  of  any  such   notification,   it  may  be  assumed  that  this
certification applies as of such date.

      [This certification  excepts beneficial interests in and does not relate to U.S.  $_________  principal  amount of the  Certificates  appearing in your books as being  held for our  account  but that we have sold or as to which we are not yet able to certify.]

      We understand  that this  certification  is required in connection  with certain  securities  laws in the United States of America.  If  administrative or legal  proceedings  are commenced or  threatened  in connection  with which this  certification is or would be relevant,  we irrevocably  authorize you to produce this  certification  or a copy thereof to any interested party in such proceedings.

Dated:  _________________,*/   By:_________________________ ,
                                  Account Holder

                                                                     EXHIBIT W

            FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

      U.S. Bank National Association

      Re:   Residential  Asset  Securities  Corporation,  Home Equity Mortgage
            Asset-Backed   Pass-Through    Certificates,    Series   2006-KS9,
            Class SB,  issued pursuant to the Pooling and Servicing  Agreement dated as of October 27, 2006 among  Residential  Asset  Securities
            Corporation,  Residential Funding Company, LLC, and U.S. Bank
            National Association, as Trustee (the "Certificates").

      This  is to  certify  that,  based  solely  on  certifications  we  have received  in  writing,  by tested  telex or by  electronic  transmission  from member  organizations  appearing in our records as persons being entitled to a portion of the principal  amount set forth below (our "Member  Organizations")
as of the date hereof,  $____________  principal amount of the Certificates is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933.  as amended (the  "Securities  Act")) or (b) who purchased  their  Certificates  (or  interests  therein) in a  transaction  or transactions that did not require registration under the Securities Act.

      We further  certify (a) that we are not making  available  herewith  for exchange any portion of the related  Temporary  Regulation  S Global  Class SB
Certificate  excepted  in  such  certifications  and (b)  that as of the  date hereof  we  have  not  received  any  notification  from  any  of  our  Member
Organizations  to the effect that the statements  made by them with respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

      We understand  that this  certification  is required in connection  with certain securities laws of the United States of America.  If administrative or legal  proceedings  are commenced or threatened in connection  with which this certification  is or  would  be  relevant,  we  irrevocably  authorize  you to produce this  certification  or a copy hereof to any interested  party in such proceedings.

Date: ___________________*    Yours faithfully,

* To be dated no earlier      By: ________________________________________
than the Effective Date.      Morgan Guaranty Trust Company of New York,
                              Brussels Office, as Operator of the Euroclear
                              Clearance System
                              Cedel, Societe anonyme

*     Certification  must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification releases.